The latest report from your
Fund's management team

SEMIANNUAL REPORT

Institutional
Series Trust

Active Bond Fund

Dividend Performers Fund

Medium Capitalization Growth Fund

Focused Small Cap Growth Fund
(formerly Small Capitalization Growth Fund)

Small Cap Equity Fund
(formerly Small Capitalization Value Fund)

International Equity Fund

AUGUST 31, 2001

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



Table of Contents
                                                               Page

1) CEO Corner                                                     3

2) Portfolio Manager Commentary

   This commentary reflects the views of the portfolio management teams through the end of the Fund's period discussed in this report. Of course, the teams' views are subject to change as market and other conditions warrant.

   John Hancock Active Bond Fund                                  4
   John Hancock Dividend Performers Fund                          7
   John Hancock Medium Capitalization Growth Fund                10
   John Hancock Focused Small Cap Growth Fund                    13
   John Hancock Small Cap Equity Fund                            16
   John Hancock International Equity Fund                        19

3) Financial Statements                                          22

4) Notes to Financial Statements                                 61


TRUSTEES

James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan*
* Members of Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President and
Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President and
Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

SUB-INVESTMENT ADVISER

International Equity Fund
Nicholas-Applegate Capital Management
600 West Broadway
San Diego, CA 92101

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, MA 02109



[A 1" x 1" photo of Maureen R. Ford, Chairman and Chief Executive
Officer, flush right next to second paragraph.]

CEO CORNER

DEAR FELLOW SHAREHOLDERS,

The U.S. stock market has had a very difficult time so far in 2001, as the economy has slowed to a near standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown with interest-rate cuts totaling three percentage points between January and the end of August.

The Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 13.40% year-to-date through August. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety. As we entered September, the stock market remained in turmoil, as investors were trying to get a clearer sense of the timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable horror was launched on the United States. We send our condolences to the victims' families and friends.

Apart from the immediate impact of devastating human loss, the events have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges -- from the Great Depression, to wars, natural disasters and global financial turmoil -- and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JAMES K. HO, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
BENJAMIN A. MATTHEWS, PORTFOLIO MANAGER

John Hancock
Active Bond Fund

Slowing economy was a positive influence on fixed-income market

While stocks suffered from the lethargic economy and corporate earnings retrenchment during the past six months, the broad fixed-income market performed in historic fashion. The worse the economic news became and the more aggressive the Federal Reserve Board was in cutting short-term interest rates, the more yields fell and bond prices rose. All domestic fixed-income sectors posted gains, with investment-grade and high-yield corporate debt leading the pack.

"All domestic
 fixed-income
 sectors
 posted
 gains ..."

Corporate bonds enjoyed strong demand from domestic and foreign investors, as the difference in their yields relative to U.S. government securities with comparable maturities remained attractive. However, the generally hospitable environment thinly veiled the corporate sector's minefields. A number of issuers in the areas of telecommunications equipment and wireless services, such as competitive local exchange carriers, experienced quite a bit of distress. In-depth credit research and constant monitoring of holdings enabled us to move out of problem issuers early on or avoid them entirely.

[A 2" x 2 1/2" photo at bottom middle of page of John Hancock Active Bond Fund. Caption below reads "Fund management team leader Jim Ho."]

Performance review

For the six months ended August 31, 2001, John Hancock Active Bond Fund produced a total return of 4.56%. This compares with the 4.20% return of the average corporate debt A-rated fund, according to Lipper, Inc. Historical performance information can be found on page six.

Increased weighting in
corporate bonds

Since midyear, we continued our strategy of bolstering the Fund's stake in corporate bonds when prices dipped, as they did in early June. We focused primarily on investment-grade issues but also targeted high-yield bonds on a selective basis. This strategy proved beneficial to the Fund as investors began to take note of the corporate sector's attractive risk premium and the Fed's ongoing commitment to cut interest rates as much as is needed to stimulate economic growth. When risk premiums are attractive, it means that the higher relative yields and total return potential currently offered by a particular fixed-income sector tend to outweigh the possible risks.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended August 31, 2001." The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents the 4.56% total return for John Hancock Active Bond Fund. The second bar represents the 4.20% total return for Average corporate debt A-rated fund. The third bar represents the 4.60% total return for Lehman Brothers Government/Corporate Bond Index. A note below the chart reads "The total return for John Hancock Active Bond Fund is at net asset value with all distributions reinvested. The average corporate debt A-rated fund is tracked by Lipper, Inc. See the following page for historical performance information."]

In both the investment-grade and high-yield areas, we chose holdings on a bond-by-bond basis, letting intensive research be our guide. Although a few high-profile telecommunications companies such as Lucent, Motorola, and Nortel Networks experienced financial deterioration (and whose bonds we moved out of earlier in the period), we were not deterred from investment-grade opportunities in the telecommunications sector. In fact, we owned a number of domestic and foreign telecom issues that performed well. These included Verizon, BellSouth, VoiceStream Wireless, Deutsche Telekom and France Telecom. We did, however, exit a number of high-yield telecom names that have since become problem credits, such as Nextel, Level 3, Global Crossing and NEXTLINK.

We also avoided an esoteric fixed-income subsector called collateralized debt obligations, believing they exhibit much greater risk than their potential reward. These types of securities represent an underlying pool of debt from a variety of issuers with varying credit quality and offer high relative yields. Over the period, they proved quite volatile, and many investors suffered losses.

"As the
 period
 progressed,
 we emphasized
 more
 cyclically
 oriented
 issuers..."

Cyclically oriented issues gain exposure

As the period progressed, we emphasized more cyclically oriented issuers or "old economy" names, particularly higher-yielding, lower-quality issues that stand to perform well once the economy gathers steam. We increased the Fund's exposure to automotive, retail, paper, defense and railroad holdings, purchasing or adding to such issues as Ford Motor, Delphi Automotive Systems, Sears Roebuck, Georgia-Pacific, Lockheed Martin and Burlington Northern.

Outlook

As we went to publication with this report, the tragic terrorist attacks on the World Trade Center and Pentagon had just rocked the nation. Please be assured that we will closely monitor the impact of these events on the financial markets and will act to adjust our investment posture where we see fit, continuing, of course, to focus on fundamentals and to apply in-depth analysis. We are also fully confident that despite any short-term impact, the resilience of the U.S. people and the economy will outlast the shock of these events.



A LOOK AT PERFORMANCE

For the period ended August 31, 2001

                                                               SINCE
                                SIX       ONE       FIVE   INCEPTION
                             MONTHS      YEAR      YEARS    (3/30/95)
                            -------   -------    -------     -------
Cumulative Total Returns      4.56%    12.09%     50.49%      63.31%
Average Annual Total Returns     --    12.09%      8.52%       7.94%

YIELD

As of August 31, 2001
                                                          SEC 30-DAY
                                                               YIELD
                                                             -------
John Hancock Active Bond Fund                                  5.33%


Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. The performance table above and the chart on the right do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance


The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in John Hancock Active Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government/Credit Bond Index -- an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Active Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Government/Corporate Bond Index and is equal to $16,516 as of August 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Active Bond Fund on March 30, 1995 and is equal to $16,333 as of August 31, 2001.]



BY JOHN F. SNYDER, III, PORTFOLIO MANAGEMENT TEAM LEADER, AND
PETER M. SCHOFIELD, CFA, PORTFOLIO MANAGER

John Hancock
Dividend Performers Fund

Slowing economy and corporate earnings
disappointments send market down

The stock market's malaise extended into 2001. Under the pressure of disappointing corporate earnings and gloomy economic news, stocks continued their treacherous decline. Several short-lived market rallies sparked investors' hopes that stock prices might have bottomed out. Those hopes, however, were repeatedly dashed as the dismal corporate results and a continued soft economy sent the market spiraling downward again after each rally. The period ended with doubt pervading the market and gun-shy investors taking a cautious wait-and-see attitude. The result was negative market returns, with the Standard & Poor's 500 Index returning -7.97% in the six months ended August 30, 2001.

[A 2" x 2 1/2" photo at bottom middle of page of John Hancock Dividend Performers Fund. Caption below reads "Fund management team leader John Snyder."]

Performance scorecard

In the same period, John Hancock Dividend Performers Fund posted a total return of -6.65% at net asset value. By comparison, the average large-cap core fund returned -9.18% for the same period, according to Lipper Inc. Historical performance can be found on page nine.

In this difficult environment, we were reminded of the importance of stock selectivity. For example, thanks to its strong product cycle and accelerating earnings, Baxter International turned in a strong performance, despite the declining health-care sector. In the communications sector, Verizon held up well, while long-distance carriers AT&T and MCI/WorldCom suffered from intense price competition.

"In this
 difficult
 environment,
 we were
 reminded
 of the
 importance
 of stock
 selectivity."

Not all of our investments performed so strongly. With technology stocks coming under pressure during the period, several of our tech holdings -- such as EMC and Compaq -- turned in disappointing returns. Drugstore chain CVS was also a disappointment, dropping on the news of weakening fundamentals.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended August 31, 2001." The chart is scaled in increments of 2% with -10% at the bottom and 0% at the top. The first bar represents the -6.65% total return for John Hancock Dividend Performers Fund. The second bar represents the -9.18% total return for Average large-cap value fund. The third bar represents the -7.97% total return for S&P 500 Index. A note below the chart reads "The total return for John Hancock Dividend Performers Fund is at net asset value with all distributions reinvested. The average large-cap value fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"...a change
 that
 incorporates
 a broader
 definition of
 'dividend
 performers'..."

Enhancing investment flexibility

The Board of Trustees recently approved a change that we believe will enhance the Fund's investment flexibility. Prior to July 2, 2001, Dividend Performers Fund invested 65% of its stocks in "dividend performers," defined as companies that have increased their dividends for at least ten consecutive years. The Board has approved a change that incorporates a broader definition of "dividend performers" and increases the minimum percentage of the Fund's stock investments in such companies by 15%. As of July 2, 2001, the Fund will keep at least 80% of its common stock investments in "dividend performers" -- companies that have typically increased their dividend payments over time, or which the managers believe demonstrate the potential for above-average stability of earnings or dividends growth.

The reason for the change is simple. Today, many companies are putting their cash flow back into their business rather than paying dividends. Fewer than 25% of companies in the S&P 500 Index meet the 10-year rising dividend test. This restriction has limited our flexibility to compete effectively. What's more, regulatory changes have increased the portion of the portfolio that has to meet the dividend performer test. Without a change in the definition of "dividend performer," this new mandate would have further limited the Fund's investment potential.

New opportunities

Our focus on stock selectivity has led us to make several additions to the portfolio. We've beefed up our position in basic materials stocks, such as Rohm & Haas and Dow Chemical, believing they will perform strongly when the economy recovers. We've also purchased cosmetic giant Avon. With a new CEO at the helm, Avon is expanding beyond its traditional catalogue business into new retail channels.

A look ahead

As we were going to publication with this report, the tragic terrorist attack on the World Trade Center and Pentagon had just rocked the nation. While it's too early to understand the true impact this event will have on the world financial markets, in the near term we are certain to see market volatility. We will keep a close eye on the situation and adjust our investment strategy accordingly. As always, we will maintain our steadfast focus on high-quality stocks with strong growth potential and reasonable valuations.


A LOOK AT PERFORMANCE

For the period ended August 31, 2001

                                                               SINCE
                                 SIX       ONE       FIVE  INCEPTION
                              MONTHS      YEAR      YEARS   (3/30/95)
                             -------   -------    -------    -------
Cumulative Total Returns      (6.65%)  (16.99%)    70.71%    118.11%
Average Annual Total Returns      --   (16.99%)    11.29%     12.91%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. The performance table above and the chart on the right do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance


The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in John Hancock Dividend Performers Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Dividend Performers Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $25,181 as of August 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Dividend Performers Fund on March 30, 1995 and is equal to $21,811 as of August 31, 2001.]



BY PAUL J. BERLINGUET AND TIMOTHY N. MANNING
FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock Medium
Capitalization Growth Fund

Mid-cap growth stocks tumble

Recently, Paul Berlinguet assumed the role of portfolio management team leader for John Hancock Medium Capitalization Growth Fund. Prior to joining John Hancock Funds, Mr. Berlinguet spent more than 11 years as a senior vice president for Baring Asset Management. He has been in the investment business since 1986.

"...the
 economy
 remained
 weak and
 many
 companies
 missed
 earnings..."

The stock market continued to decline in 2001, despite a brief relief rally in the second quarter. Stock prices fell early in the year, led by technology and telecommunications names, which looked overly expensive relative to deteriorating business fundamentals. In April, the market recovered, but as the economy remained weak and many companies missed earnings, the market soon resumed its slide, with the Standard & Poor's 500 Index returning -7.97% for the six months ended August 31, 2001. Over the same period, the Russell Midcap Growth Index returned -13.89% due to its heavier concentrations in technology, telecom and biotechnology names.

Disappointing performance

John Hancock Medium Capitalization Growth Fund maintained its long-term focus on mid-cap companies with strong earnings growth prospects. The Fund had an average stake in technology -- about one-third of assets -- but was dogged by weak stock performance. Our higher-than-average investment in telecom also hurt, leaving the Fund with a -21.64% return at net asset value for the six months ended August 31, 2001. By comparison, the average multi-cap growth fund returned -16.91%, according to Lipper, Inc. Historical performance information can be found on page 12.

[A 2" x 2 1/2" photo at bottom middle of page of John Hancock Medium Capitalization Growth Fund. Caption below reads "Fund management team leader Paul Berlinguet."]

Declines in technology

Among the biggest drags on performance were McLeodUSA and XO Communications, new telecom entrants that fell sharply as the sector moved out of favor with investors. Several biotech-related stocks also cost the Fund dearly, including Applera Corp.-Applied Biosystems Group, which supplies analytical equipment to biotech companies, and Immunex, a biopharmaceutical company that specializes in autoimmune disorders. In the technology area, Mercury Interactive, a software testing company, and Comverse Technology, a company that develops software for telecom companies, suffered as tech spending slowed. We cut our losses and sold all these names.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended August 31, 2001." The chart is scaled in increments of 5% with -25% at the bottom and 0% at the top. The first bar represents the -21.64% total return for John Hancock Medium Capitalization Growth Fund. The second bar represents the -16.91% total return for Average mid-cap growth fund. The third bar represents the -13.89% total return for Russell Midcap Growth Index. A note below the chart reads "The total return for John Hancock Medium Capitalization Growth Fund is at net asset value with all distributions reinvested. The average mid-cap growth fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Gains in finance and health care

By contrast, finance investments such as USA Education, a student loan company; Concord EFS, a transaction processor; and Affiliated Managers, an asset management company, all posted strong returns thanks to their steady earnings growth. In the health-care area, Teva Pharmaceutical Industries, which has a strong product pipeline, and King Pharmaceuticals, which has a new cardiovascular drug, also did quite well. We took profits in the latter. Retailers like Abercrombie & Fitch and BJ's Wholesale Club (which we sold) also rallied nicely as consumer spending held steady.

Focus on predictability

In the spring, we stepped up the Fund's emphasis on companies that have predictable or visible earnings growth and currently enjoy favorable pricing trends. We reduced our total number of investments, selling more volatile names in the telecom, biotech and software areas. Our disciplined investment approach kept us focused on stocks like Dobson Communications, a wireless company with long-term contracts and little direct competition, as well as health-care companies like Wellpoint Health Networks, Universal Health Services and Express Scripts that have predictable earnings growth.

"...we
 stepped up
 the Fund's
 emphasis on
 companies
 that have
 predictable
 or visible
 earnings
 growth..."

Buying opportunities

We added to our media investments, buying names like USA Networks that should benefit from having a highly diversified portfolio. We also increased our stake in semiconductor and semiconductor capital equipment names, anticipating that corporations will soon be in the midst of a personal computer upgrade cycle and chip makers will be upgrading to the newest manufacturing technology.

A look ahead

Near term, our main concern for the market is whether the terrorist acts that occurred shortly after the period ended could further delay a recovery by derailing consumer and business confidence. We believe, however, that the market outlook will improve over time, as the Federal Reserve's interest-rate cuts and additional government economic stimulus will lead eventually to economic recovery.



A LOOK AT PERFORMANCE

For the period ended August 31, 2001

                                                              SINCE
                                 SIX       ONE     FIVE   INCEPTION
                              MONTHS      YEAR    YEARS    (4/11/95)
                             -------   -------  -------     -------
Cumulative Total Returns     (21.64%)  (49.98%)  15.98%      59.77%
Average Annual Total Returns      --   (49.98%)   3.01%       7.61%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. The performance table above and the chart on the right do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in John Hancock Medium Capitalization Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell Midcap Growth Index -- an unmanaged index that contains those Russell Midcap securities with a greater-than-average growth orientation. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Medium Capitalization Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Russell Midcap Growth Index and is equal to $20,620 as of August 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Medium Capitalization Growth Fund on April 11, 1995 and is equal to $15,977 as of August 31, 2001.]



BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGEMENT TEAM LEADER,
AND ANURAG PANDIT, CFA, PORTFOLIO MANAGER

John Hancock
Focused Small Cap
Growth Fund

Slowing economy and waning profits sink the stock market

See the prospectus for the the risks of investing in small-cap stocks.

On July 1, 2001, the John Hancock Small Capitalization Growth Fund was renamed John Hancock Focused Small Cap Growth Fund to more accurately reflect its concentrated management style.

Over the last six months, the stock market was hit by a continuing stream of bad economic and corporate earnings news. With the exception of a rally in growth stocks in April on the hopes that seven interest-rate cuts by the Federal Reserve would reboot the economy by fall, stocks have mostly headed south. Investors became increasingly discouraged about the sharp drop in business spending -- particularly on technology -- as well as by signs that the world's major economies may be shrinking at once, and a growing number of layoffs that could eventually undermine consumer confidence. Less expensive value stocks continued to hold up better than growth stocks, and small stocks outperformed large. Overall, the major market indexes ended the period in negative territory, and investor sentiment remained decidedly wary.

"The recent
 decline in
 commodities
 prices
 caused a
 sharp selloff
 in
 energy
 stocks..."

[A 2" x 2 1/2" photo at bottom middle of page of John Hancock Focused Small Cap Growth Fund. Caption below reads "Fund management team leader Bernice Behar."]

Fund performance

For the six months ended August 31, 2001, John Hancock Focused Small Cap Growth Fund posted a total return of -11.73% at net asset value. That compared with the -5.10% return of the average small-cap growth fund, according to Lipper, Inc., and the -8.03% of the Fund's benchmark index, the Russell 2000 Growth Index. Historical performance information can be found on page 15.

Energy, IT consultants, telecom hurt fund

Our relative underperformance stemmed from our overweightings in energy and information technology (IT) consulting companies. The recent decline in commodities prices caused a sharp sell-off in energy stocks, as earnings estimates for next year got revised downward. As a result, we have pared our energy stake in this less favorable environment, although we continue to believe the longer-term outlook for the energy industry is good, given the tight supply picture. Our stake in IT companies hurt us as demand for IT services slowed dramatically, even for companies with strong franchises and niche markets like Forrester Research and Management Network Group.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended August 31, 2001." The chart is scaled in increments of 2% with -12% at the bottom and 0% at the top. The first bar represents the -11.73% total return for John Hancock Focused Small Cap Growth Fund. The second bar represents the -5.10% total return for Average small-cap growth fund. The third bar represents the -8.03% total return for Russell 2000 Growth Index. A note below the chart reads "The total return for John Hancock Focused Small Cap Growth Fund is at net asset value with all distributions reinvested. The average small-cap growth fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"More
 recently, we
 have begun
 to bring
 our tech
 weight back
 up to a
 market
 average..."

Our telecommunications services companies also fell hard as the demand for all kinds of products and services ground to a halt. The telecom meltdown hurt Fund holdings SBA Communications, Winstar Communications, CTC Communications Group and Dobson Communications. We cut our losses and sold all but SBA, which provides communications towers to wireless providers.

Defensive names help, tech boosted

Our investments in more defensive companies with relative earnings stability served us well, although their gains were not enough to overcome other losses. In particular, health-care service companies were boosted by their perception as steady growers and by rising drug prices. Accredo Health, a specialty pharmaceutical distributor, was one of our better performers. We also did well with our defensive position in some consumer-oriented companies such as Whole Foods Market, which owns the chain of Bread & Circus gourmet stores.

At the beginning of the period, we had scaled back our technology weighting to below the market average, given the lack of earnings visibility or growth prospects. More recently, we have begun to bring our tech weight back up to a market average, because we believe we need to be positioned to take advantage of a potential rebound in fundamentals next year.

Outlook

As we went to publication with this report, the tragic terrorist attacks on the World Trade Center and Pentagon had just rocked the nation. Please be assured that we will closely monitor the impact of these events on the financial markets and will act to adjust our investment posture where we see fit, continuing, of course, to focus on fundamentals and to apply in-depth security analysis. We are also fully confident that despite any short-term impact, the resilience of the U.S. people and the economy will outlast the shock of these events.

See the prospectus for a discussion of the risks of investing in small-cap stocks.



A LOOK AT PERFORMANCE

For the period ended August 31, 2001

                                                                        SINCE
                                   SIX          ONE         FIVE    INCEPTION
                                MONTHS         YEAR        YEARS     (5/2/96)
                               -------      -------      -------      -------
Cumulative Total Returns       (11.73%)     (50.87%)      36.65%       50.15%
Average Annual Total Returns        --      (50.87%)       6.44%        7.92%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. The performance table above and the chart on the right do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in John Hancock Focused Small Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged small-cap index composed of 2,000 U.S. stocks. The Russell 2000 Growth Index is an unmanaged index containing Russell 2000 Index stocks with a greater-than-average growth orientation. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Focused Small Cap Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Focused Small Cap Growth Fund on May 2, 1996 and is equal to $15,015 as of August 31, 2001. The second line represents the Russell 2000 Index and is equal to $14,430 as of August 31, 2001. The third line represents the Russell 2000 Growth Index and is equal to $10,639 as of August 31, 2001.]



BY TIMOTHY E. QUINLISK, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
R. SCOTT MAYO, CFA, AND JAMES S. YU, CFA, PORTFOLIO MANAGERS

John Hancock
Small Cap Equity Fund

Small-cap stocks shine in market decline

On September 30, 2001, John Hancock Small Capitalization Value Fund was renamed John Hancock Small Cap Equity Fund to better reflect the Fund's investment strategy.

Small-cap stocks held up well amid the stock market's continued volatility. The market rallied in the spring on the belief that both the Federal Reserve's numerous interest-rate cuts and strong consumer spending would help the economy stabilize and then turn around. But further signs of deterioration, followed by second-quarter earnings disappointments, soon triggered sell-offs in the market. Small-cap stocks, however, fared better than most other sectors, benefiting from access to cheaper capital and a lack of overseas exposure. The Russell 2000 Index returned -0.51% for the six months ended August 31, 2001, compared with the -7.87% return for the broader Standard & Poor's 500 Index.

"We
 maintained
 above-
 average
 stakes in
 technology
 and
 telecom..."

Performance review

John Hancock Small Cap Equity Fund returned 2.31% at net asset value for the six months ended August 31, 2001. Our results were slightly behind the average small-cap core fund, which returned 3.71% over the same period, according to Lipper, Inc. The Fund benefited from its strategy of buying great businesses when their stocks are selling at cheap prices. Strong stock selection and an above-average stake in technology, solid gains in health care and a below-average investment in the weak energy sector also helped performance. The Fund lost some ground from its underweighting in the financial sector, as well as poor performance among selected media and food stocks.

[A 2" x 2 1/2" photo at bottom middle of page of John Hancock Small Cap Equity Fund. Caption below reads "Fund management team leader Tim
Quinlisk."]

Strong stock selection

Our technology related investments did quite well, especially Alpha Industries, a wireless semiconductor company; MKS Instruments, a semiconductor capital equipment company; and Three-Five Systems, a company that makes liquid crystal displays for wireless phones. All moved up in anticipation of improved business prospects related to the holiday selling season and economic recovery. Several other stocks posted strong gains from turnarounds, including Casella Waste Systems, a waste management company; Covance, a pharmaceutical contract research organization; ProQuest (formerly Bell & Howell), an information services firm; and Pathmark Stores, a supermarket chain emerging from bankruptcy. Other standouts included NOVA, a transactions processing company whose value was realized through an acquisition by U.S. Bancorp, and XM Satellite Radio Holdings, a satellite radio company that began rolling out its new service.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended August 31, 2001." The chart is scaled in increments of 1% with -1% at the bottom and 4% at the top. The first bar represents the 2.31% total return for John Hancock Small Cap Equity Fund. The second bar represents the 3.71% total return for Average small-cap core fund. The third bar represents the -0.51% total return for Russell 2000 Index. A note below the chart reads "The total return for John Hancock Small Cap Equity Fund is at net asset value with all distributions reinvested. The average small-cap core fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Near-term weakness

Unfortunately, some of our worst performers were also large investments. Pegasus Communications, a direct television company, suffered near term from changing its business model to focus on cash flow and profitability over subscriber growth. Hain Celestial Group struggled with integration issues surrounding its recent merger. Vicor, a power supply company, and Alpharma, a generic drug company, saw more modest stock price declines related to the difficult market environment. In the leisure area, disappointments included Six Flags, an amusement park chain hurt by rainy weather this past summer, and Penton Media, a trade publication company whose stock we sold. Selected software stocks like Aspen Technology and Parametric Technology also suffered sharp drops as technology spending slowed.

Opportunities ahead

We maintained above-average stakes in technology and telecom, which are not traditional value sectors, because that was where we found companies with great businesses whose stock prices were selling at a discount. We also boosted our media stake, adding stocks like Cumulus Media, a radio company that should benefit as the economy improves and companies increase their spending on advertising. We began rebuilding our investment in energy with companies like Chesapeake Energy whose stock price had fallen as commodity prices weakened.

"Near term
 we expect
 further
 market
 volatility..."

Looking forward

Near term we expect further market volatility, as the terrorist acts that occurred shortly after the end of the period could slow consumer spending and delay a recovery. Further out, we expect small-cap stocks to benefit from lower interest rates, which should provide them with access to cheaper capital and eventually trigger an economic recovery. As always, we plan to stick with our disciplined strategy, taking advantage of market volatility to buy great companies at bargain prices.

See the prospectus for a discussion of the risks of investing in small-cap stocks.



A LOOK AT PERFORMANCE

For the period ended August 31, 2001

                                                                        SINCE
                                   SIX          ONE         FIVE    INCEPTION
                                MONTHS         YEAR        YEARS     (4/19/95)
                               -------      -------      -------      -------
Cumulative Total Returns         2.31%      (11.49%)     189.87%      227.21%
Average Annual Total Returns        --      (11.49%)      23.72%       20.46%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. The performance table above and the chart on the right do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock Small Cap Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell 2000 Index -- an unmanaged, small-cap index composed of 2,000 U.S stocks. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Small Cap Equity Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Equity Fund on April 19, 1995 and is equal to $32,721 as of August 31, 2001. The second line represents the Russell 2000 Index and is equal to $19,617 as of August 31, 2001.]



BY LORETTA MORRIS AND RANDY KAHN
FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
International Equity Fund

International stocks decline amid slowing global growth

During the six months ended August 31, 2001, international stock markets continued to reflect weakness in economies worldwide. Slowing growth in non-U.S. developed nations, coupled with the ongoing unwillingness of the European Central Bank (ECB) to reduce interest rates and ongoing uncertainty in Japan, sent international stocks lower. For the reporting period, non-U.S. stocks -- as represented by the MSCI All-Country World Free ex-U.S. Index -- shed 11.51% of their value.

The central theme for most of 2001 has been the fall from grace of growth stocks, as cautious investors have instead turned to value-oriented stocks or alternative asset classes. Throughout most of the Eurozone nations, consumer spending declined, exports fell and confidence waned. Despite such a bleak outlook, the ECB remained focused on its mission to fight higher-than-mandated levels of inflation. While central bankers were aggressively cutting rates in other parts of the world -- including seven rate cuts totaling 3.0% in the U.S. -- the ECB held firm, lowering rates only twice during the period.

Meanwhile, lingering structural problems with the Japanese economy weighed heavily on investor sentiment. Investors were initially optimistic following the election of popular Prime Minister Junichiro Koizumi. However, as the magnitude of Japan's problems -- growing unemployment, an aging populace that will require rising social spending, the overhang of bad debts and a weakening manufacturing sector -- became clear, its benchmark Nikkei 225 Index sank sharply in June, July and August to touch lows not seen since the early 1980s. Investors were further dismayed as Koizumi began to backpedal on some of his key campaign promises as the economic and political costs of their implementation began to emerge.

"The central
 theme for
 most of 2001
 has been the
 fall from
 grace of
 growth
 stocks..."

Fund performance

Amid such challenging market conditions, John Hancock International Equity Fund lost ground, returning -15.19% at net asset value. By comparison, the average international fund returned -12.69%, according to Lipper, Inc.
See page 21 for historical performance information.

The Fund's underperformance for the period stemmed in large part from poor stock selection in Japan and the United Kingdom. Despite a fundamentally sound economic picture and stimulus from the Bank of England's surprise rate cut in early August, U.K. stocks declined during the period. As for Japan, the Fund had significantly decreased its exposure to that country in light of its economic woes, but the Fund's holdings declined more than the stocks in the benchmark as the growth segment continued to come under tremendous pressure. During the reporting period, only holdings in Singapore, Ireland and South Africa registered positive gains.

"...underperformance
 ...stemmed
 in large
 part from
 poor stock
 selection in
 Japan and
 the United
 Kingdom."

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended August 31, 2001." The chart is scaled in increments of 5% with -20% at the bottom and 0% at the top. The first bar represents the -15.19% total return for John Hancock International Equity Fund. The second bar represents the -12.69% total return for Average international fund. The third bar represents the -11.51% total return for MSCI All Country World Free Ex-U.S. Index. A note below the chart reads "The total return for John Hancock International Equity Fund is at net asset value with all distributions reinvested. The average international fund is tracked by Lipper, Inc. See the following page for historical performance information."]

From a sector standpoint, commercial/industrial services, energy and financial services stocks were especially hard hit. For the six months ended August 31, 2001, every sector in the benchmark save energy was down -- in most cases by a significant margin. Holdings in the consumer durables group were the lone bright spot for the period, while stock selection in the health-care sector and an underweight position in the technology area helped limit the Fund's overall decline.

Looking ahead

Days after the period ended, the world was stunned by the devastating terrorist attack on the United States. Beyond any short-term volatility that may be understandably triggered by such a catastrophe, we believe that broader economic factors and events will influence stock markets worldwide over the long term. We remain confident that the actions of global central bankers will be positive for the financial markets.

In these difficult times, as always, we at Nicholas-Applegate continue to adhere to our proven investment philosophy and process. We continue to seek out and invest in companies with solid fundamentals that we believe are poised to capitalize on positive, sustainable change in the short-to-intermediate term. We believe this approach will reward investors with significant capital appreciation over time.

International investing involves special risks such as political, economic and currency risks, and differences in accounting standards and financial reporting.



A LOOK AT PERFORMANCE

For the period ended August 31, 2001

                                                                        SINCE
                                   SIX          ONE         FIVE    INCEPTION
                                MONTHS         YEAR        YEARS     (3/30/95)
                               -------      -------      -------      -------
Cumulative Total Returns       (15.19%)     (35.50%)     (12.37%)      (4.61%)
Average Annual Total Returns        --      (35.50%)      (2.61%)      (0.73%)


Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. The performance table above and the chart on the right do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock International Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley Capital International (MSCI) All Country World Free Ex-U.S. Index -- an unmanaged index that measures the performance of both developed and emerging foreign stock markets. The index represents freely traded stocks. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock International Equity Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the MSCI All Country World Free Ex-U.S. Index and is equal to $12,554 as of August 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock International Equity Fund on March 30, 1995 and is equal to $9,539 as of August 31, 2001.]



FINANCIAL STATEMENTS

John Hancock Funds -- Institutional Series Trust

Statement of Assets and Liabilities
August 31, 2001 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                        ACTIVE              DIVIDEND                MEDIUM
                                                          BOND            PERFORMERS        CAPITALIZATION
                                                          FUND                  FUND           GROWTH FUND
                                             -----------------     -----------------     -----------------
Assets:
Investments at value (cost -
$8,479,023, $4,930,595 and
$6,288,327, respectively)                           $8,712,699            $5,399,683            $6,245,007
Cash                                                       578                   332                    --
Receivable for investments sold                         66,782                    --               190,350
Dividends and interest receivable                      106,548                 7,856                 1,179
Receivable from affiliates                               3,074                 2,538                 4,054
Other assets                                               580                 1,717                 3,515
                                                   -----------           -----------           -----------
Total assets                                         8,890,261             5,412,126             6,444,105
----------------------------------------------------------------------------------------------------------

Liabilities:
Due to custodian                                            --                    --               380,717
Payable for investments purchased                      143,519                    --                44,367
Accounts payable and accrued
expenses                                                22,683                15,133                23,935
                                                   -----------           -----------           -----------
Total liabilities                                      166,202                15,133               449,019
----------------------------------------------------------------------------------------------------------

Net Assets:
Capital paid-in                                      8,597,498             3,713,238             7,231,316
Accumulated net realized gain
(loss) on investments and foreign
currency transactions                                  (82,771)            1,207,529            (1,163,835)
Net unrealized appreciation
(depreciation) of investments and
translation of assets and
liabilities in foreign currencies                      233,507               469,088               (43,320)
Undistributed net investment income
(accumulated net investment loss)                      (24,175)                7,138               (29,075)
                                                   -----------           -----------           -----------
Net assets                                          $8,724,059            $5,396,993            $5,995,086
==========================================================================================================
Net Asset Value Per Share:
(Based on 999,237, 521,466 and
745,937 shares, respectively, of
beneficial interest outstanding -
unlimited number of shares
authorized with no par value)                            $8.73                $10.35                 $8.04
==========================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of August 31, 2001. You'll also find the net asset value per share as of that date.

See notes to financial statements.




Statement of Assets and Liabilities (continued)
August 31, 2001 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                       FOCUSED             SMALL CAP         INTERNATIONAL
                                                     SMALL CAP                EQUITY                EQUITY
                                                   GROWTH FUND                  FUND                  FUND
                                             -----------------     -----------------     -----------------
Assets:
Investments at value (cost -
$4,778,687, $35,596,383 and
$5,116,029, respectively)                           $4,852,652           $32,491,151            $4,903,090
Cash                                                       144                    --                   492
Foreign currency, at value (cost -
none, none and $73,505,
respectively)                                               --                    --                73,500
Receivable for investments sold                             --             1,005,064                    --
Receivable for shares sold                                  --                11,171               157,239
Dividends and interest receivable                          129                 3,071                11,806
Receivable from affiliates                               2,395                    --                 7,047
Other assets                                               550                 1,618                 1,187
                                                   -----------           -----------           -----------
Total assets                                         4,855,870            33,512,075             5,154,361
----------------------------------------------------------------------------------------------------------
Liabilities:
Due to custodian                                            --               351,280                    --
Payable for investments purchased                       11,576                12,443               125,955
Payable for shares repurchased                           2,750                16,880                    --
Payable for securities on loan                              --                    --               585,960
Payable for forward foreign
currency exchange contracts                                 --                    --                 9,418
Payable to affiliates                                       --                15,526                    --
Accounts payable and accrued
expenses                                                17,426                28,638                34,739
                                                   -----------           -----------           -----------
Total liabilities                                       31,752               424,767               756,072
----------------------------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                      7,102,710            33,435,585             6,713,718
Accumulated net realized gain
(loss) on investments and foreign
currency transactions                               (2,338,368)            2,816,393            (2,085,800)
Net unrealized appreciation
(depreciation) of investments and
translation of assets and
liabilities in foreign currencies                       73,965            (3,105,232)             (222,801)
Accumulated net investment loss,
distributions in excess of net
investment income                                      (14,189)              (59,438)               (6,828)
                                                   -----------           -----------           -----------
Net assets                                          $4,824,118           $33,087,308            $4,398,289
==========================================================================================================
Net Asset Value Per Share:
(Based on 520,896, 2,666,082 and
630,122 shares, respectively, of
beneficial interest outstanding -
unlimited number of shares
authorized with no par value)                            $9.26                $12.41                 $6.98
==========================================================================================================

See notes to financial statements.




Statement of Operations
Six months ended August 31, 2001 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                        ACTIVE              DIVIDEND                MEDIUM
                                                          BOND            PERFORMERS        CAPITALIZATION
                                                          FUND                  FUND           GROWTH FUND
                                             -----------------     -----------------     -----------------
Investment Income:
Dividends (net of foreign
withholding tax of none, $113 and
$45, respectively)                                          --               $39,144                $7,000
Interest                                              $263,115                 4,535                 5,874
Securities lending                                          --                    --                 1,531
                                                   -----------           -----------           -----------
Total investment income                                263,115                43,679                14,405
----------------------------------------------------------------------------------------------------------
Expenses:
Investment management fee                               20,149                17,512                36,825
Custodian fee                                           19,925                 4,615                13,042
Registration and filing fee                             10,500                13,742                10,646
Auditing fee                                             9,187                 7,814                 8,280
Printing                                                 3,323                 2,814                 3,185
Transfer agent fee                                       2,015                 1,459                 2,301
Accounting and legal services fee                          811                   586                   921
Miscellaneous                                              336                   601                   463
Trustees' fee                                              166                    55                   576
Legal fee                                                   47                    57                    62
                                                   -----------           -----------           -----------
Total expenses                                          66,459                49,255                76,301
Less expense reductions                                (42,280)              (28,825)              (34,873)
----------------------------------------------------------------------------------------------------------
Net expenses                                            24,179                20,430                41,428
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                           238,936                23,249               (27,023)
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                             83,309               147,006            (1,763,818)
Foreign currency transactions                               (2)                   --                    (3)
Change in net unrealized
appreciation (depreciation) on:
Investments                                             46,818              (554,242)             (299,829)
Translation of assets and
liabilities in foreign currencies                         (169)                   --                    --
                                                   -----------           -----------           -----------
Net realized and unrealized gain
(loss)                                                 129,956              (407,236)           (2,063,650)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations                      $368,892             ($383,987)          ($2,090,673)
==========================================================================================================

The Statement of Operations summarizes, for each of the Funds, the investment income earned and expenses incurred in operating the Fund.
It also shows net gains (losses) for the period stated.

See notes to financial statements.




Statement of Operations (continued)
Six months ended August 31, 2001 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                       FOCUSED             SMALL CAP         INTERNATIONAL
                                                     SMALL CAP                EQUITY                EQUITY
                                                   GROWTH FUND                  FUND                  FUND
                                             -----------------     -----------------     -----------------
Investment Income:
Dividends (net of foreign
withholding tax of none, none and
$6,985, respectively)                                     $626               $14,860               $48,480
Interest                                                 2,851                 3,618                 8,748
Securities lending                                       5,853                54,089                 5,444
                                                   -----------           -----------           -----------
Total investment income                                  9,330                72,567                62,672
----------------------------------------------------------------------------------------------------------
Expenses:
Investment management fee                               20,646               114,571                25,289
Registration and filing fee                             13,443                12,615                10,565
Custodian fee                                            8,487                13,826                59,122
Auditing fee                                             7,574                 8,835                 9,036
Printing                                                 3,322                 4,140                 5,653
Transfer agent fee                                       1,290                 8,184                 1,405
Organization expense                                       714                    --                    --
Accounting and legal services fee                          519                 3,300                   564
Miscellaneous                                              243                   398                   463
Trustees' fee                                              209                   725                   158
Legal fee                                                   36                   203                   255
Interest expense                                            --                 3,162                    --
                                                   -----------           -----------           -----------
Total expenses                                          56,483               169,959               112,510
Less expense reductions                                (33,256)              (39,020)              (84,411)
----------------------------------------------------------------------------------------------------------
Net expenses                                            23,227               130,939                28,099
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                           (13,897)              (58,372)               34,573
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                         (1,073,792)            1,941,406              (719,804)
Foreign currency transactions                               --                    --              (151,741)
Change in net unrealized
appreciation (depreciation) on:
Investments                                            448,558            (1,384,548)              (41,985)
Translation of assets and
liabilities in foreign currencies                           --                    --                (9,210)
                                                   -----------           -----------           -----------
Net realized and unrealized gain
(loss)                                                (625,234)              556,858              (922,740)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations                     ($639,131)             $498,486             ($888,167)
==========================================================================================================

See notes to financial statements.





Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------------
                                                      ACTIVE BOND                              DIVIDEND PERFORMERS
                                                          FUND                                       FUND
                                        ---------------------------------------     ---------------------------------------
                                                               SIX MONTHS ENDED                            SIX MONTHS ENDED
                                               YEAR ENDED       AUGUST 31, 2001            YEAR ENDED       AUGUST 31, 2001
                                        FEBRUARY 28, 2001           (UNAUDITED)     FEBRUARY 28, 2001           (UNAUDITED)
                                        -----------------     -----------------     -----------------     -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                            $368,916              $238,936               $95,088               $23,249
Net realized gain                                  18,772                83,307             2,380,858               147,006
Change in net unrealized
appreciation (depreciation)                       304,795                46,649            (1,356,247)             (554,242)
                                              -----------           -----------           -----------           -----------
Net increase (decrease) in net
assets resulting from operations                  692,483               368,892             1,119,699              (383,987)
                                              -----------           -----------           -----------           -----------
Distributions to Shareholders:
From net investment income                       (370,991)             (243,630)             (100,614)              (27,059)
From net realized gain                                 --                    --            (2,068,903)                   --
                                              -----------           -----------           -----------           -----------
Total distributions to shareholders              (370,991)             (243,630)           (2,169,517)              (27,059)
                                              -----------           -----------           -----------           -----------
From Portfolio Share Transactions: *
Shares sold                                     4,430,138             2,630,388             4,639,407               710,852
Shares issued to shareholders in
reinvestment of distributions                     366,504               226,404             2,169,758                27,227
Less shares repurchased                        (2,535,098)           (1,063,208)          (14,419,671)           (1,132,347)
                                              -----------           -----------           -----------           -----------
Net increase (decrease)                         2,261,544             1,793,584            (7,610,506)             (394,268)
                                              -----------           -----------           -----------           -----------

Net Assets:
Beginning of period                             4,222,177             6,805,213            14,862,631             6,202,307
                                              -----------           -----------           -----------           -----------
End of period (including
undistributed (distributions in
excess of) net investment  income
of ($2,962), ($24,175), $10,948
and $7,138, respectively)                      $6,805,213            $8,724,059            $6,202,307            $5,396,993
                                              ===========           ===========           ===========           ===========

*Analysis of Portfolio Share
Transactions:
Shares sold                                       535,238               306,342               320,516                64,522
Shares issued to shareholders in
reinvestment of distributions                      44,172                26,376               183,485                 2,521
Less shares repurchased                          (307,954)             (123,625)           (1,047,503)             (102,181)
                                              -----------           -----------           -----------           -----------
Net increase (decrease)                           271,456               209,093              (543,502)              (35,138)
                                              ===========           ===========           ===========           ===========

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the previous period. The difference reflects net investment income, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

See notes to financial statements.





Statements of Changes in Net Assets (continued)

---------------------------------------------------------------------------------------------------------------------------
                                                 MEDIUM CAPITALIZATION                          FOCUSED SMALL CAP
                                                      GROWTH FUND                                  GROWTH FUND
                                        ---------------------------------------     ---------------------------------------
                                                               SIX MONTHS ENDED                            SIX MONTHS ENDED
                                               YEAR ENDED       AUGUST 31, 2001            YEAR ENDED       AUGUST 31, 2001
                                        FEBRUARY 28, 2001           (UNAUDITED)     FEBRUARY 28, 2001           (UNAUDITED)
                                        -----------------     -----------------     -----------------     -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                             ($112,124)            ($27,023)              ($43,724)            ($13,897)
Net realized gain (loss)                        2,260,504           (1,763,821)            (1,172,422)          (1,073,792)
Change in net unrealized
appreciation (depreciation)                   (12,919,604)            (299,829)            (3,958,158)             448,558
                                              -----------          -----------            -----------          -----------
Net increase (decrease) in net
assets resulting from operations              (10,771,224)          (2,090,673)            (5,174,304)            (639,131)
                                              -----------          -----------            -----------          -----------
Distributions to Shareholders:
From net investment income                             --                   --                     --                   --
From net realized gain                         (4,552,005)                  --               (853,819)                  --
                                              -----------          -----------            -----------          -----------
Total distributions to shareholders            (4,552,005)                  --               (853,819)                  --
                                              -----------          -----------            -----------          -----------
From Portfolio Share Transactions: *
Shares sold                                    23,310,057            1,791,537              8,114,648            1,049,251
Shares issued to shareholders in
reinvestment of distributions                   4,512,270                   --                856,091                   --
Less shares repurchased                       (37,893,065)          (5,204,631)            (6,392,389)          (1,044,408)
                                              -----------          -----------            -----------          -----------
Net Increase (Decrease)                       (10,070,738)          (3,413,094)             2,578,350                4,843
                                              -----------          -----------            -----------          -----------

Net Assets:
Beginning of period                            36,892,820           11,498,853              8,908,179            5,458,406
                                              -----------          -----------            -----------          -----------
End of period (including
accumulated net investment loss,
distributions  in excess of net
investment income, of ($2,052),
($29,075), ($292) and  ($14,189),
respectively)                                 $11,498,853           $5,995,086             $5,458,406           $4,824,118
                                              ===========          ===========            ===========          ===========

*Analysis of Portfolio Share
Transactions:
Shares sold                                     1,245,050              189,860                432,156              104,854
Shares issued to shareholders in
reinvestment of distributions                     366,810                   --                 70,365                   --
Less shares repurchased                        (2,239,222)            (564,896)              (346,807)            (104,346)
                                              -----------          -----------            -----------          -----------
Net increase (decrease)                          (627,362)            (375,036)               155,714                  508
                                              ===========          ===========            ===========          ===========
See notes to financial statements.





Statements of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                        SMALL CAP                                 INTERNATIONAL
                                                       EQUITY FUND                                 EQUITY FUND
                                        ---------------------------------------     ---------------------------------------
                                                               SIX MONTHS ENDED                            SIX MONTHS ENDED
                                               YEAR ENDED       AUGUST 31, 2001            YEAR ENDED       AUGUST 31, 2001
                                        FEBRUARY 28, 2001           (UNAUDITED)     FEBRUARY 28, 2001           (UNAUDITED)
                                        -----------------     -----------------     -----------------     -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                    ($69,025)             ($58,372)               $43,466              $34,573
Net realized gain (loss)                       6,078,320             1,941,406             (1,169,908)            (871,545)
Change in net unrealized
appreciation (depreciation)                   (8,772,416)           (1,384,548)            (3,005,103)             (51,195)
                                             -----------           -----------            -----------          -----------
Net increase (decrease) in net
assets resulting from operations              (2,763,121)              498,486             (4,131,545)            (888,167)
                                             -----------           -----------            -----------          -----------
Distributions to Shareholders:
From net investment income                       (49,153)                   --                (32,472)                  --
From net realized gain                        (6,670,587)                   --               (387,846)                  --
                                             -----------           -----------            -----------          -----------
Total distributions to shareholders           (6,719,740)                   --               (420,318)                  --
                                             -----------           -----------            -----------          -----------
From Portfolio Share Transactions: *
Shares sold                                   17,123,240             6,869,840              5,627,681            9,037,017
Shares issued to shareholders in
reinvestment of distributions                  6,721,015                    --                420,270                   --
Less shares repurchased                       (8,436,558)           (4,464,440)            (8,484,719)          (9,609,953)
                                             -----------           -----------            -----------          -----------
Net increase (decrease)                       15,407,697             2,405,400             (2,436,768)            (572,936)
                                             -----------           -----------            -----------          -----------

Net Assets:
Beginning of period                           24,258,586            30,183,422             12,848,023            5,859,392
                                             -----------           -----------            -----------          -----------
End of period (including
accumulated net investment loss,
distributions  in excess of net
investment income, of ($1,066),
($59,438), ($41,401) and
($6,828), respectively)                      $30,183,422           $33,087,308             $5,859,392           $4,398,289
                                             ===========           ===========            ===========          ===========

*Analysis of Portfolio Share
Transactions:
Shares sold                                    1,077,952               532,620                469,845            1,181,823
Shares issued to shareholders in
reinvestment of distributions                    611,557                    --                 45,781                   --
Less shares repurchased                         (541,612)             (355,648)              (766,906)          (1,263,904)
                                             -----------           -----------            -----------          -----------
Net increase (decrease)                        1,147,897               176,972               (251,280)             (82,081)
                                             ===========           ===========            ===========          ===========

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------------

                                            YEAR ENDED FEBRUARY 28,              YEAR ENDED      YEAR ENDED   SIX MONTHS ENDED
                                   ----------------------------------------    FEBRUARY 29,    FEBRUARY 28,    AUGUST 31, 2001
                                       1997            1998            1999            2000            2001      (UNAUDITED)
                                   --------        --------        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                $8.64           $8.54           $8.83           $8.59           $8.14           $8.61
                                   --------        --------        --------        --------        --------        --------
Net Investment Income (1)              0.60            0.59            0.56            0.58            0.56            0.25
Net Realized and Unrealized
Gain (Loss) on Investments            (0.09)           0.34           (0.02)          (0.43)           0.47            0.13
                                   --------        --------        --------        --------        --------        --------
Total from Investment
Operations                             0.51            0.93            0.54            0.15            1.03            0.38
                                   --------        --------        --------        --------        --------        --------

Less Distributions:
From Net Investment Income            (0.60)          (0.59)          (0.56)          (0.58)          (0.56)          (0.26)
In Excess of Net Investment
Income                                   --              --(2)           --(2)           --(2)           --              --
From Net Realized Gain                (0.01)          (0.05)          (0.22)          (0.02)             --              --
                                   --------        --------        --------        --------        --------        --------
Total Distributions                   (0.61)          (0.64)          (0.78)          (0.60)          (0.56)          (0.26)
                                   --------        --------        --------        --------        --------        --------
Net Asset Value, End of
Period                                $8.54           $8.83           $8.59           $8.14           $8.61           $8.73
                                   ========        ========        ========        ========        ========        ========
Total Investment Return (3,4)         6.17%          11.25%           6.24%           1.83%          13.11%           4.56%(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                       $2,191          $5,158          $5,686          $4,222          $6,805          $8,724
Ratio of Expenses to Average
Net Assets                            0.60%           0.60%           0.60%           0.60%           0.60%           0.60%(6)
Ratio of Adjusted Expenses to
Average Net Assets (7,8)              4.05%           2.64%           2.33%           2.93%           2.03%           1.65%(6)
Ratio of Net Investment
Income to Average Net Assets          7.10%           6.78%           6.36%           6.88%           6.74%           5.93%(6,9)
Portfolio Turnover Rate                136%            230%            356%            301%            327%            133%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Less than $0.01 per share.
(3) Total investment return assumes dividend reinvestment.
(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Does not take into consideration expense reductions during the periods shown.
(8) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.
(9) Had the Fund not amortized premiums on debt securities, the annualized ratio of net investment income to average net assets would have been 6.13%.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains
(losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------------

                                             YEAR ENDED FEBRUARY 28,              YEAR ENDED      YEAR ENDED   SIX MONTHS ENDED
                                    ----------------------------------------    FEBRUARY 29,    FEBRUARY 28,    AUGUST 31, 2001
                                        1997            1998            1999            2000            2001      (UNAUDITED)
                                    --------        --------        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                $10.15          $11.91          $14.92          $14.46          $13.51          $11.14
                                    --------        --------        --------        --------        --------        --------
Net Investment Income (1)               0.21            0.18            0.15            0.11            0.10            0.04
Net Realized and Unrealized
Gain (Loss) on Investments              1.92            3.92            1.04            0.60            0.45           (0.78)
                                    --------        --------        --------        --------        --------        --------
Total from Investment
Operations                              2.13            4.10            1.19            0.71            0.55           (0.74)
                                    --------        --------        --------        --------        --------        --------

Less Distributions:
From Net Investment Income             (0.18)          (0.17)          (0.15)          (0.11)          (0.11)          (0.05)
From Net Realized Gain                 (0.19)          (0.92)          (1.50)          (1.55)          (2.81)             --
                                    --------        --------        --------        --------        --------        --------
Total Distributions                    (0.37)          (1.09)          (1.65)          (1.66)          (2.92)          (0.05)
                                    --------        --------        --------        --------        --------        --------
Net Asset Value, End of
Period                                $11.91          $14.92          $14.46          $13.51          $11.14          $10.35
                                    ========        ========        ========        ========        ========        ========
Total Investment Return (2,3)         21.26%          35.55%           7.97%           4.17%           2.94%          (6.65%)(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                        $8,668         $20,884         $17,743         $14,863          $6,202          $5,397
Ratio of Expenses to Average
Net Assets                             0.70%           0.70%           0.70%           0.70%           0.70%           0.70%(5)
Ratio of Adjusted Expenses to
Average Net Assets (6,7)               1.89%           1.02%           0.95%           1.05%           1.08%           1.69%(5)
Ratio of Net Investment
Income to Average Net Assets           1.94%           1.31%           0.95%           0.71%           0.73%           0.80%(5)
Portfolio Turnover Rate                  37%             77%             64%             46%             58%             19%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Total investment return assumes dividend reinvestment.
(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(4) Not annualized.
(5) Annualized.
(6) Does not take into consideration expense reductions during the periods shown.
(7) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Medium Capitalization Growth Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------------

                                             YEAR ENDED FEBRUARY 28,              YEAR ENDED      YEAR ENDED   SIX MONTHS ENDED
                                    ----------------------------------------    FEBRUARY 29,    FEBRUARY 28,    AUGUST 31, 2001
                                        1997            1998            1999            2000            2001      (UNAUDITED)
                                    --------        --------        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                $10.69          $12.67          $13.51          $10.99          $21.10          $10.26
                                    --------        --------        --------        --------        --------        --------
Net Investment Income
(Loss)(1)                               0.01              --(2)        (0.02)          (0.05)          (0.07)          (0.03)
Net Realized and Unrealized
Gain (Loss) on Investments              2.02            2.06           (0.68)          10.71           (7.44)          (2.19)
                                    --------        --------        --------        --------        --------        --------
Total from Investment
Operations                              2.03            2.06           (0.70)          10.66           (7.51)          (2.22)
                                    --------        --------        --------        --------        --------        --------

Less Distributions:
From Net Investment Income                --              --(2)           --              --              --              --
From Net Realized Gain                 (0.05)          (1.22)          (1.72)          (0.55)          (3.33)             --
In Excess of Net Realized
Gain                                      --              --           (0.10)             --              --              --
                                    --------        --------        --------        --------        --------        --------
Total Distributions                    (0.05)          (1.22)          (1.82)          (0.55)          (3.33)             --
                                    --------        --------        --------        --------        --------        --------
Net Asset Value, End of
Period                                $12.67          $13.51          $10.99          $21.10          $10.26           $8.04
                                    ========        ========        ========        ========        ========        ========
Total Investment Return (3,4)         19.00%          17.39%          (5.34%)         98.13%         (38.23%)        (21.64%)(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                       $29,085         $40,302         $16,687         $36,893         $11,499          $5,995
Ratio of Expenses to Average
Net Assets                             0.90%           0.90%           0.90%           0.90%           0.90%           0.90%(6)
Ratio of Adjusted Expenses to
Average Net Assets (7,8)               1.42%           1.10%           1.11%           1.28%           1.15%           1.66%(6)
Ratio of Net Investment
Income (Loss) to Average Net
Assets                                 0.06%           0.03%          (0.13%)         (0.37%)         (0.40%)         (0.59%)(6)
Portfolio Turnover Rate                 281%            341%            116%            153%            181%            118%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Less than $0.01 per share.
(3) Total investment return assumes dividend reinvestment.
(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Does not take into consideration expense reductions during the periods shown.
(8) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Focused Small Cap Growth Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------------

                                  PERIOD ENDED       YEAR ENDED FEBRUARY 28,      YEAR ENDED      YEAR ENDED   SIX MONTHS ENDED
                                   FEBRUARY 28,     ------------------------    FEBRUARY 29,    FEBRUARY 28,    AUGUST 31, 2001
                                     1997(1)            1998            1999            2000            2001      (UNAUDITED)
                                    --------        --------        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                 $8.50           $9.24          $11.74          $11.65          $24.43          $10.49
                                    --------        --------        --------        --------        --------        --------
Net Investment Income
(Loss)(2)                               0.03           (0.03)          (0.07)          (0.09)          (0.10)          (0.03)
Net Realized and Unrealized
Gain (Loss) on Investments              0.73            2.53            0.61           15.13          (11.92)          (1.20)
                                    --------        --------        --------        --------        --------        --------
Total from Investment
Operations                              0.76            2.50            0.54           15.04          (12.02)          (1.23)
                                    --------        --------        --------        --------        --------        --------

Less Distributions:
From Net Investment Income             (0.02)             --(3)           --              --              --              --
From Net Realized Gain                    --              --           (0.63)          (2.26)          (1.92)             --
                                    --------        --------        --------        --------        --------        --------
Total Distributions                    (0.02)             --(3)        (0.63)          (2.26)          (1.92)             --
                                    --------        --------        --------        --------        --------        --------
Net Asset Value, End of
Period                                 $9.24          $11.74          $11.65          $24.43          $10.49           $9.26
                                    ========        ========        ========        ========        ========        ========
Total Investment Return (4,5)          8.89%(6)       27.07%           4.67%         136.18%         (50.27%)        (11.73%)(6)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                          $999          $3,102          $2,453          $8,908          $5,458          $4,824
Ratio of Expenses to Average
Net Assets                             0.90%(7)        0.90%           0.90%           0.90%           0.90%           0.90%(7)
Ratio of Adjusted Expenses to
Average Net Assets (8,9)              16.24%(7)        4.05%           4.12%           3.19%           2.04%           2.19%(7)
Ratio of Net Investment
Income (Loss) to Average Net
Assets                                 0.35%(7)       (0.25%)         (0.60%)         (0.57%)         (0.56%)         (0.54%)(7)
Portfolio Turnover Rate                  92%            117%            125%            238%            242%             73%

(1) The Fund commenced operations on May 2, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Total investment return assumes dividend reinvestment.
(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(6) Not annualized.
(7) Annualized.
(8) Does not take into consideration expense reductions during the periods shown.
(9) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Small Cap Equity Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------------

                                             YEAR ENDED FEBRUARY 28,              YEAR ENDED      YEAR ENDED   SIX MONTHS ENDED
                                    ----------------------------------------    FEBRUARY 29,    FEBRUARY 28,    AUGUST 31, 2001
                                        1997            1998            1999            2000            2001      (UNAUDITED)
                                    --------        --------        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                 $9.09           $9.38          $11.74           $9.16          $18.09          $12.13
                                    --------        --------        --------        --------        --------        --------
Net Investment Income
(Loss)(1)                               0.14            0.07            0.05            0.05           (0.04)          (0.02)
Net Realized and Unrealized
Gain (Loss) on Investments              1.08            3.65           (1.23)          10.96           (2.18)           0.30
                                    --------        --------        --------        --------        --------        --------
Total from Investment
Operations                              1.22            3.72           (1.18)          11.01           (2.22)           0.28
                                    --------        --------        --------        --------        --------        --------

Less Distributions:
From Net Investment Income             (0.12)          (0.10)          (0.04)          (0.06)          (0.03)             --
From Net Realized Gain                 (0.81)          (1.26)          (1.20)          (2.02)          (3.71)             --
In Excess of Net Realized
Gain                                      --              --           (0.16)             --              --              --
                                    --------        --------        --------        --------        --------        --------
Total Distributions                    (0.93)          (1.36)          (1.40)          (2.08)          (3.74)             --
                                    --------        --------        --------        --------        --------        --------
Net Asset Value, End of
Period                                 $9.38          $11.74           $9.16          $18.09          $12.13          $12.41
                                    ========        ========        ========        ========        ========        ========
Total Investment Return (2,3)         13.78%          41.81%          (9.46%)        124.33%         (10.14%)        2.31%(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                        $6,011          $9,549          $7,418         $24,259         $30,183         $33,087
Ratio of Expenses to Average
Net Assets                             0.80%           0.80%           0.80%           0.80%           0.80%           0.80%(5)
Ratio of Adjusted Expenses to
Average Net Assets (6,7)               1.83%           1.42%           1.46%           1.48%           1.04%           1.04%(5)
Ratio of Net Investment
Income (Loss) to Average Net
Assets                                 1.46%           0.62%           0.45%           0.37%          (0.25%)         (0.36%)(5)
Portfolio Turnover Rate                  96%            216%            126%            104%            109%             34%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Total investment return assumes dividend reinvestment.
(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(4) Not annualized.
(5) Annualized.
(6) Does not take into consideration expense reductions during the periods shown.
(7) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- International Equity Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------------

                                             YEAR ENDED FEBRUARY 28,              YEAR ENDED      YEAR ENDED   SIX MONTHS ENDED
                                    ----------------------------------------    FEBRUARY 29,    FEBRUARY 28,    AUGUST 31, 2001
                                        1997            1998            1999            2000            2001      (UNAUDITED)
                                    --------        --------        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                 $9.24           $9.35           $9.63          $10.18          $13.33           $8.23
                                    --------        --------        --------        --------        --------        --------
Net Investment Income (1)               0.12            0.06            0.07            0.07            0.04            0.05
Net Realized and Unrealized
Gain (Loss) on Investments              0.14            0.23            0.59            3.83           (4.63)          (1.30)
                                    --------        --------        --------        --------        --------        --------
Total from Investment
Operations                              0.26            0.29            0.66            3.90           (4.59)          (1.25)
                                    --------        --------        --------        --------        --------        --------

Less Distributions:
From Net Investment Income             (0.10)          (0.01)          (0.07)          (0.07)          (0.04)             --
In Excess of Net Investment
Income                                    --              --           (0.04)          (0.04)             --              --
From Net Realized Gain                 (0.05)             --              --           (0.64)          (0.47)             --
                                    --------        --------        --------        --------        --------        --------
Total Distributions                    (0.15)          (0.01)          (0.11)          (0.75)          (0.51)             --
                                    --------        --------        --------        --------        --------        --------
Net Asset Value, End of
Period                                 $9.35           $9.63          $10.18          $13.33           $8.23           $6.98
                                    ========        ========        ========        ========        ========        ========
Total Investment Return (2,3)          2.79%           3.07%           6.88%          38.84%         (34.85%)        (15.19%)(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                        $4,204          $7,983          $7,805         $12,848          $5,859          $4,398
Ratio of Expenses to Average
Net Assets                             1.00%           1.00%           1.00%           1.00%           1.00%           1.00%(5)
Ratio of Adjusted Expenses to
Average Net Assets (6,7)               3.32%           2.02%           2.73%           2.86%           3.46%           4.00%(5)
Ratio of Net Investment
Income to Average Net Assets           1.26%           0.60%           0.69%           0.59%           0.43%           1.23%(5)
Portfolio Turnover Rate                  68%            125%             83%            139%            238%             96%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Total investment return assumes dividend reinvestment.
(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(4) Not annualized.
(5) Annualized.
(6) Does not take into consideration expense reductions during the periods shown.
(7) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

Schedule of Investments
August 31, 2001 (Unaudited)
----------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Active Bond Fund on August 31, 2001. It's divided into three main categories: bonds, preferred stocks and warrants and short-term investments. The bonds are further broken down by industry group.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                           PAR VALUE
                                                               INTEREST      CREDIT          (000s
ISSUER, DESCRIPTION                                              RATE        RATING*        OMITTED)      VALUE
-------------------                                            --------      ------         -------  --------------
BONDS
Aerospace (0.69%)
Lockheed Martin Corp.,
Bond 12-01-29                                                   8.500%         BBB-             $25         $29,219
Systems 2001 Asset Trust LLC,
Pass Thru Ctf Ser 2001 Class B
12-15-11 (R)                                                    7.156          A                 30          31,318
                                                                                                     --------------
                                                                                                             60,537
                                                                                                     --------------
Agricultural Operations (0.41%)
Cargill, Inc.,
Note 05-01-06 (R)                                               6.250          A+                35          35,860
                                                                                                     --------------
Automobile/Trucks (2.22%)
DaimlerChrysler NA Holding Corp.
Note 01-18-31                                                   8.500          A-                20          22,282
Delphi Automotive Systems Corp.,
Note 06-15-06                                                   6.550          BBB               70          71,463
ERAC USA Finance Co.,
Note 02-15-05 (R)                                               6.625          BBB+               6           6,063
Note 06-15-08 (R)                                               7.350          BBB+              35          36,050
Note 12-15-09 (R)                                               7.950          BBB+              45          48,139
Ford Motor Co.,
Note 07-16-31                                                   7.450          A                 10           9,905
                                                                                                     --------------
                                                                                                            193,902
                                                                                                     --------------
Banks - Foreign (2.63%)
Abbey National First Capital, B.V.,
Sub Note (United Kingdom) 10-15-04, (Y)                         8.200          AA-               80          88,174
Barclays Bank Plc,
Perpetual Bond (7.375% to 12-29-11
then variable) (United Kingdom)
06-29-49 (R), (Y)                                               7.375          A+                20          20,800
Royal Bank of Scotland Group Plc,
Bond (United Kingdom) 03-31-49, (Y)                             8.817          A-                10          10,917
Bond (United Kingdom) 08-31-49, (Y)                             7.648          A-                20          20,185
Scotland International Finance No. 2, B.V.,
Gtd Sub Note (United Kingdom)
11-01-06 (R), (Y)                                               8.850          A                 35          39,798
Skandinaviska Enskilda Banken AB,
Perpetual Bond (6.50% to 6-30-03
then variable) (Sweden) 12-29-49
(R), (Y)                                                        6.500          BBB               20          20,298
UBS Preferred Funding Trust I,
Perpetual Bond (8.622% to 10-01-10
then variable) 10-01-49                                         8.622          AA-               25          29,150
                                                                                                     --------------
                                                                                                            229,322
                                                                                                     --------------
Banks - United States (3.00%)
Bank of New York,
Cap Security 12-01-26 (R)                                       7.780          A-                25          26,319
Bank One Corp.,
Sub Note 08-01-10                                               7.875          A-                15          16,614
BNP Paribas Capital Trust,
Perpetual Bond (9.003% to 10-27-10
then variable) 12-27-49 (R)                                     9.003          A                 20          22,717
Capital One Bank,
Sr Note 02-01-06                                                6.875          BBB-              15          15,083
Colonial Bank,
Sub Note 06-01-11                                               9.375          BBB-              30          31,949
RBSG Capital Corp.,
Gtd Cap Note 03-01-04                                          10.125          A                 50          56,248
Wells Fargo Bank NA,
Sub Note 02-01-11                                               6.450          A+                40          40,890
Zions Financial Corp.,
Note (6.95% to 5-15-06 then
variable) 05-15-11 (R)                                          6.950          BBB-              50          51,562
                                                                                                     --------------
                                                                                                            261,382
                                                                                                     --------------
Beverages (0.17%)
Canandaigua Brands, Inc.,
Sr Sub Note Ser C 12-15-03                                      8.750          B+                15          15,112
                                                                                                     --------------
Broker Services (1.53%)
Citigroup, Inc.,
Note 01-18-11                                                   6.500          AA-               35          36,161
Goldman Sachs Group, Inc.,
Bond 01-15-11                                                   6.875          A+                45          46,440
Morgan Stanley Dean Witter & Co.,
Bond 04-15-06                                                   6.100          AA-               35          35,802
Salomon Smith Barney Holdings, Inc.,
Note 03-15-06                                                   5.875          A                 15          15,254
                                                                                                     --------------
                                                                                                            133,657
                                                                                                     --------------
Building (0.46%)
Horton (D.R.), Inc.,
Sr Note 08-15-11                                                7.875          BB                10           9,700
Vulcan Materials Co.,
Note 02-01-06                                                   6.400          A+                30          30,863
                                                                                                     --------------
                                                                                                             40,563
                                                                                                     --------------
Business Services - Misc. (0.40%)
Cendant Corp.,
Note 08-15-06 (R)                                               6.875          BBB               35          35,119
                                                                                                     --------------
Chemicals (0.65%)
Akzo Nobel, Inc.,
Bond 11-15-03 (R)                                               6.000          A-                15          15,422
Equistar Chemicals L.P./Equistar Funding Corp.,
Note 02-15-04                                                   8.500          BBB-              15          14,578
Potash Corp. of Saskatchewan, Inc.
Note (Canada) 05-31-11, (Y)                                     7.750          BBB+              25          26,799
                                                                                                     --------------
                                                                                                             56,799
                                                                                                     --------------
Computers (0.30%)
AOL Time Warner, Inc.,
Bond 04-15-31                                                   7.625          BBB+              25          26,174
                                                                                                     --------------
Containers (0.18%)
Stone Container Corp.,
Sr Note 02-01-11                                                9.750          B                 15          15,675
                                                                                                     --------------
Cosmetics & Personal Care (0.59%)
International Flavors & Fragrances, Inc.,
Note 05-15-06 (R)                                               6.450          BBB+              50          51,047
                                                                                                     --------------
Energy (0.52%)
CalEnergy Co., Inc.,
Sr Bond 09-15-28                                                8.480          BBB-              15          16,562
Enron Corp.,
Note 08-15-05 (R)                                               8.000          BBB+              15          15,676
P&L Coal Holdings Corp.,
Sr Sub Note Ser B 05-15-08                                      9.625          B+                12          12,780
                                                                                                     --------------
                                                                                                             45,018
                                                                                                     --------------
Finance (4.06%)
Bombardier Capital, Inc.,
Note 01-15-02 (R)                                               6.000          A-                20          20,144
Ford Capital B.V.,
Gtd Deb (Netherlands) 05-15-02, (Y)                             9.875          A                 35          36,223
Ford Motor Credit Co.,
Note 01-15-03                                                   7.250          A                 25          25,926
Note 02-01-06                                                   6.875          A                 30          30,969
General Motors Acceptance Corp.,
Note 07-15-05                                                   7.500          A                 35          37,242
Note 03-02-11                                                   7.250          A                 25          26,129
Heller Financial, Inc.,
Note 03-15-06                                                   6.375          A-                15          15,765
Household Finance Corp.,
Note 05-09-05                                                   8.000          A                 25          27,209
Note 07-15-10                                                   8.000          A                 15          16,815
HSBC Holding Plc,
Sub Note (United Kingdom) 07-15-09, (Y)                         7.500          A                 15          16,247
ING Capital Funding Trust III,
Perpetual Bond (8.439% to 12-31-10
then variable) 12-31-49                                         8.439          A                 10          11,015
Standard Chartered Bank,
Sub Note (United Kingdom) 05-30-31
(R), (Y)                                                        8.000          A-                25          26,321
Standard Credit Card Master Trust,
Ser 1995-1 Class A 01-07-07                                     8.250          AAA               40          43,950
U.S. Bank NA,
Note 08-01-11                                                   6.375          A                 20          20,405
                                                                                                     --------------
                                                                                                            354,360
                                                                                                     --------------
Food (0.78%)
Conagra, Inc.,
Sub Note 09-15-04                                               7.400          BBB               20          21,124
Earthgrains Co. (The),
Note 08-01-03                                                   8.375          A+                45          46,971
                                                                                                     --------------
                                                                                                             68,095
                                                                                                     --------------
Government - Foreign (2.02%)
Colombia, Republic of,
Bond (Colombia) 04-09-11, (Y)                                   9.750          BBB               25          26,437
Nova Scotia, Province of,
Deb (Canada) 11-15-19, (Y)                                      8.250          A-                25          29,856
Quebec, Government of,
Deb (Canada) 01-22-11, (Y)                                      6.125          A+                85          86,184
Quebec, Province of,
Deb (Canada) 09-15-29, (Y)                                      7.500          A+                30          33,598
                                                                                                     --------------
                                                                                                            176,075
                                                                                                     --------------
Government - U.S. (15.47%)
United States Treasury,
Bond 08-15-17                                                   8.875          AAA              127         174,227
Bond 02-15-23                                                   7.125          AAA              199         239,733
Bond 05-15-30                                                   6.250          AAA              155         173,163
Inflation Indexed Note 01-15-07                                 3.375          AAA              107         108,059
Note 08-15-03                                                   5.750          AAA               92          95,594
Note 02-15-05                                                   7.500          AAA              164         181,399
Note 07-15-06                                                   7.000          AAA              164         181,963
Note 05-15-08                                                   5.625          AAA               30          31,542
Note 08-15-10                                                   5.750          AAA              155         164,275
                                                                                                     --------------
                                                                                                          1,349,955
                                                                                                     --------------
Government - U.S. Agencies (15.12%)
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf 12-01-14                                    5.500          AAA              130         129,075
15 Yr Pass Thru Ctf 07-01-15                                    7.000          AAA               16          16,986
15 Yr Pass Thru Ctf 02-01-16                                    7.000          AAA               23          23,816
15 Yr Pass Thru Ctf 05-01-16                                    6.000          AAA               20          19,733
15 Yr Pass Thru Ctf 06-01-16                                    6.000          AAA              167         167,845
30 Yr Pass Thru Ctf 06-01-30                                    7.500          AAA              213         219,821
30 Yr Pass Thru Ctf 12-01-30                                    7.000          AAA               19          19,905
30 Yr Pass Thru Ctf 02-01-31                                    7.500          AAA               51          52,602
Note 01-15-30                                                   7.125          AAA               95         107,009
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf 04-15-28 to
05-15-29                                                        6.500          AAA              109         110,780
30 Yr Pass Thru Ctf 04-15-29 to
12-25-31                                                        7.000          AAA              405         415,314
30 Yr Pass Thru Ctf 11-15-24 to
07-15-30                                                        8.000          AAA               35          36,317
                                                                                                     --------------
                                                                                                          1,319,203
                                                                                                     --------------
Insurance (1.83%)
AXA SA,
Sub Note (France) 12-15-30, (Y)                                 8.600          A-                20          23,312
Equitable Life Assurance Society USA,
Surplus Note 12-01-05 (R)                                       6.950          A+                25          26,227
Massachusetts Mutual Life Insurance Co.,
Surplus Note 11-15-23 (R)                                       7.625          AA                15          15,818
MONY Group, Inc. (The),
Sr Note 12-15-05                                                7.450          A-                25          26,205
Sun Canada Financial Co.,
Sub Note 12-15-07 (R)                                           6.625          AA-               55          56,788
URC Holdings Corp.,
Sr Note 06-30-06 (R)                                            7.875          AA+               10          11,046
                                                                                                     --------------
                                                                                                            159,396
                                                                                                     --------------
Leisure (0.94%)
Harrah's Operating Co., Inc.,
Note 06-01-07 (R)                                               7.125          BBB-              25          25,344
Sr Sub Note 12-15-05                                            7.875          BB+               10          10,288
HMH Properties, Inc.,
Sr Note Ser A 08-01-05                                          7.875          BB                10          10,000
MGM Mirage, Inc.,
Sr Note 09-15-10                                                8.500          BBB-              10          10,756
Sabre Holdings Corp.,
Note 08-01-11                                                   7.350          BBB+              15          15,220
Station Casinos, Inc.,
Sr Note 02-15-08                                                8.375          BB-                5           5,050
Waterford Gaming LLC,,
Sr Note 03-15-10 (R)                                            9.500          B+                 5           5,012
                                                                                                     --------------
                                                                                                             81,670
                                                                                                     --------------
Media (5.29%)
Adelphia Communications Corp.,
Sr Note 06-15-11                                               10.250          B+                 5           4,900
Sr Note Ser B 10-01-02                                          9.250          B+                15          15,075
Sr Note Ser B 07-15-03                                          8.125          B+                13          12,545
British Sky Broadcasting Group Plc,
Sr Note (United Kingdom) 07-15-09, (Y)                          8.200          BB+               35          36,158
Century Communications Corp.,
Sr Note 03-01-05                                                9.500          B+                10           9,938
Charter Communications Holdings, LLC/
Charter Communications Holdings Capital Corp.,
Sr Note 01-15-11                                               11.125          B+                 5           5,388
Sr Note 05-15-11 (R)                                           10.000          B+                 5           5,050
Clear Channel Communications, Inc.,
Note 06-15-05                                                   7.875          BBB-              50          53,297
Comcast Cable Communications, Inc.,
Sr Note 01-30-11                                                6.750          BBB               15          15,052
Continental Cablevision, Inc.,
Sr Note 05-15-06                                                8.300          A                 25          27,517
CSC Holdings, Inc.,
Sr Note 04-01-11 (R)                                            7.625          BB+               45          44,981
Sr Sub Deb 05-15-16                                            10.500          BB-               10          11,125
EchoStar DBS Corp.,
Sr Note 02-01-09                                                9.375          B+                10          10,300
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11                                            8.625          B+                10           9,400
Jones Intercable, Inc.,
Sr Note 04-15-08                                                7.625          BBB               20          21,018
Lenfest Communications, Inc.,
Sr Note 11-01-05                                                8.375          BBB               10          10,938
Mediacom LLC/Mediacom Capital Corp.,
Sr Note 01-15-13 (R)                                            9.500          B+                 5           5,025
Sr Note Ser B 04-15-08                                          8.500          B+                10           9,750
News America, Inc.,
Gtd Sr Note 04-30-28                                            7.300          BBB-              15          14,005
News America Holdings, Inc.,
Gtd Sr Deb 08-10-18                                             8.250          BBB-              20          20,838
TCI Communications, Inc.,
Sr Deb 02-15-26                                                 7.875          A                 20          20,788
Time Warner, Inc.,
Deb 01-15-13                                                    9.125          BBB+              16          18,911
Univision Communications, Inc.,
Sr Note 07-15-11 (R)                                            7.850          BB+               25          26,175
Viacom, Inc.,
Gtd Note 01-30-06 (R)                                           6.400          A-                15          15,562
Sr Note 01-30-06                                                6.400          A-                10          10,368
Sr Deb 07-30-30                                                 7.875          A-                25          27,571
                                                                                                     --------------
                                                                                                            461,675
                                                                                                     --------------
Medical (1.34%)
Dynacare, Inc.,
Sr Note (Canada) 01-15-06, (Y)                                 10.750          B+                13          13,325
Fresenius Medical Care Capital Trust II,
Gtd Trust Preferred Security
02-01-08                                                        7.875          B+                15          14,925
HCA - The Healthcare Co.,
Note 09-01-10                                                   8.750          BB+               25          27,375
Note 06-01-06                                                   7.125          BB+               20          20,340
HEALTHSOUTH Corp.,
Sr Note 02-01-08                                                8.500          BBB-              10          10,450
Quest Diagnostics, Inc.,
Sr Note 07-12-06                                                6.750          BBB-              15          15,322
Tenet Healthcare Corp.,
Sr Note 01-15-05                                                8.000          BB+                5           5,350
Triad Hospitals, Inc.,
Note 05-01-09 (R)                                               8.750          B-                10          10,425
                                                                                                     --------------
                                                                                                            117,512
                                                                                                     --------------
Metal (1.07%)
Newmont Mining Corp.,
Note 05-15-11                                                   8.625          BBB               30          30,956
WMC Finance (USA) Ltd.,
Gtd Note (Australia) 11-15-03, (Y)                              6.500          A                 55          56,660
Yanacocha Receivables Master Trust,
Pass Thru Ctf Ser 1997-A 06-15-04
(R)                                                             8.400          BBB-               6           5,566
                                                                                                     --------------
                                                                                                             93,182
                                                                                                     --------------
Mortgage Banking (6.39%)
Asset Securitization Corp.,
Mtg Pass Thru Ctf Ser 1997-D4 Class
A-1B 04-14-27                                                   7.400          AAA               40          42,375
Commercial Mortgage Acceptance Corp.,
Pass Thru Ctf Ser 1999-C1 Class A-1
06-15-31                                                        6.790          Aaa               26          27,216
Credit Suisse First Boston Mortgage Securities Corp.,
Commercial Mtg Pass Thru Ctf Ser
1998-C1 Class A-1A 5-17-40                                      6.260          AAA               26          26,938
EQCC Home Equity Loan Trust,
Pass Thru Ctf Ser 1997-3 Class A-9
02-15-29                                                        6.570          AAA               40          41,300
GMAC Commercial Mortgage Securities, Inc.,
Pass Thru Ctf Ser 1997-C1 Class A-2
07-15-29                                                        6.853          Aaa               20          20,963
Pass Thru Ctf Ser 1998-C1 Class A-1
05-15-30                                                        6.411          Aaa               52          53,360
IMC Home Equity Loan Trust,
Pass Thru Ctf Ser 1998-1 Class A-4
03-20-25                                                        6.600          AAA               20          20,312
LB Commercial Mortgage Trust,
Pass Thru Ctf Ser 1999-C1 Class A-1
06-15-31                                                        6.410          Aaa               14          14,092
Money Store Home Equity Trust (The),
Pass Thru Ctf Ser 1997-D Class AF-7
12-15-38                                                        6.485          AAA               22          22,255
Morgan (J.P.) Commercial Mortgage Finance Corp.,
Pass Thru Ctf Ser 1997-C5 Class A2
09-15-29                                                        7.069          AAA               35          36,794
Morgan Stanley Capital I, Inc.,
Pass Thru Ctf Ser 1997-WF1 Class
A-1 07-15-29 (R)                                                6.830          AAA              101         104,996
Pass Thru Ctf Ser 1999-CAM1 Class
A-3 03-15-32                                                    6.920          AAA               50          52,578
Salomon Brothers Mortgage Securities VII, Inc.,
Mtg Pass Thru Ctf Ser 1997-HUD2
Class A-2 07-25-24                                              6.750          Aaa               10          10,265
Saxon Asset Securities Trust,
Pass Thru Ctf Ser 2000-2 Class AF-2
06-25-15                                                        7.965          AAA               30          30,309
UCFC Home Equity Loan Trust,
Pass Thru Ctf Ser 1997-A1 Class A-8
06-15-28                                                        7.220          AAA               24          25,043
Pass Thru Ctf Ser 1997-B Class A-6
10-15-28                                                        6.900          AAA               28          28,741
                                                                                                     --------------
                                                                                                            557,537
                                                                                                     --------------
Oil & Gas (2.65%)
Alberta Energy Co., Ltd.,
Note (Canada) 09-15-30, (Y)                                     8.125          BBB+              10          11,055
Amerada Hess Corp.,
Note 08-15-31                                                   7.300          BBB               25          25,335
Chesapeake Energy Corp.,
Sr Note 04-01-11                                                8.125          B+                10           9,700
Forest Oil Corp.,
Sr Note 06-15-08 (R)                                            8.000          BB                10           9,950
Louis Dreyfus Natural Gas Corp.,
Sr Note 12-01-07                                                6.875          BBB               10          10,189
Nova Chemicals Corp.,
Note (Canada) 05-15-06, (Y)                                     7.000          BBB               15          14,981
Occidental Petroleum Corp.,
Sr Deb 09-15-09                                                10.125          BBB                5           6,127
Ocean Energy, Inc.,
Sr Sub Note Ser B 07-15-07                                      8.875          BB+                5           5,285
Pemex Project Funding Master Trust,
Note 10-13-10 (R)                                               9.125          BB+               35          37,321
Petrobras International Finance Co.,
Sr Note (Cayman Islands) 07-06-11
(R), (Y)                                                        9.750          Baa1              10          10,025
Petroleum Geo-Services ASA,
Sr Note (Norway) 03-30-28, (Y)                                  7.125          BBB-              15          12,770
Snyder Oil Corp.,
Sr Sub Note 06-15-07                                            8.750          BBB+              10          10,544
Tosco Corp.,
Note 02-15-30                                                   8.125          BBB               15          16,947
Transocean Sedco Forex, Inc.
Note 04-15-31                                                   7.500          A-                20          20,335
Union Pacific Resources Group, Inc.,
Deb 05-15-28                                                    7.150          BBB+              20          20,038
Valero Energy Corp.,
Note 06-15-05                                                   8.375          BBB-              10          10,847
                                                                                                     --------------
                                                                                                            231,449
                                                                                                     --------------
Paper & Paper Products (1.57%)
International Paper Co.,
Note 07-08-05                                                   8.125          BBB               45          48,375
Georgia-Pacific Corp.,
Note 05-15-06                                                   7.500          BBB-              15          15,423
Note 05-15-31                                                   8.875          BBB-              20          21,142
Stora Enso Oyj,
Sr Note (Finland) 05-15-11, (Y)                                 7.375          BBB+              25          26,563
Weyerhaeuser Co.,
Note 08-01-06                                                   6.000          A-                25          25,155
                                                                                                     --------------
                                                                                                            136,658
                                                                                                     --------------
Real Estate Investment Trust (1.24%)
American Health Properties, Inc.,
Note 01-15-07                                                   7.500          BBB+              10          10,309
Cabot Industrial Properties, L.P.,
Note 05-01-04                                                   7.125          BBB               15          15,437
Camden Property Trust,
Note 04-15-04                                                   7.000          BBB               10          10,375
Healthcare Realty Trust
Sr Note 05-01-11                                                8.125          BBB-              30          31,200
iStar Financial, Inc.,
Sr Note 08-15-08                                                8.750          BB+                5           5,013
Liberty Property L.P.,
Medium Term Note 06-05-02                                       6.600          BBB               25          25,188
ProLogis Trust,
Note 04-15-04                                                   6.700          BBB+              10          10,296
                                                                                                     --------------
                                                                                                            107,818
                                                                                                     --------------
Real Estate Operations (0.30%)
EOP Operating L.P.,
Note 02-15-05                                                   6.625          BBB+              25          25,910
                                                                                                     --------------
Retail (1.61%)
Delhaize America, Inc.,
Note 04-15-11 (R)                                               8.125          BBB-              40          43,750
Kroger Co.,
Sr Note 04-01-11                                                6.800          BBB-              20          20,624
Sears Roebuck Acceptance Corp.,
Note 08-15-11                                                   6.750          A-                35          34,822
Toys R Us, Inc.,
Note 08-01-11 (R)                                               7.625          BBB+              40          40,924
                                                                                                     --------------
                                                                                                            140,120
                                                                                                     --------------
Telecommunications (5.09%)
AT&T Wireless Group,
Sr Note 03-01-31 (R)                                            8.750          BBB               25          27,775
BellSouth Capital Funding Corp.,
Deb 02-15-30                                                    7.875          A+                25          28,104
Citizens Communications Co.,
Note 05-15-06                                                   8.500          BBB               35          37,367
Deutsche Telekom International Finance B.V.,
Bond (Coupon Rate Step-up/down on
rating) (Netherlands) 06-15-05, (Y)                             7.750          A-                55          58,588
Bond (Coupon Rate Step-up/down on
rating) (Netherlands) 06-15-30, (Y)                             8.250          A-                20          21,633
Dominion Resources, Inc.,
Sr Note Ser A 06-15-10                                          8.125          BBB+              15          16,753
LCI International, Inc.,
Sr Note 06-15-07                                                7.250          BBB+              15          15,445
MetroNet Communications Corp.,
Sr Discount Note, Step Coupon
(10.75%, 11-01-02) (Canada)
11-01-07, (A), (Y)                                               Zero          BBB               15          12,603
Sr Note (Canada) 08-15-07, (Y)                                 12.000          BBB               10          10,900
Qwest Capital Funding, Inc.,
Bond 02-15-31 (R)                                               7.750          NR                30          29,997
Sprint Capital Corp.,
Note 01-30-06                                                   7.125          BBB+              15          15,645
Note 11-15-28                                                   6.875          BBB+              35          31,729
Telefonos de Mexico SA de C.V.,
Sr Note 01-26-06 (R)                                            8.250          BB+               30          31,275
Telus Corp.,
Note (Canada) 06-01-11, (Y)                                     8.000          BBB+              25          26,200
Triton PCS, Inc.,
Sr Sub Note 02-01-11                                            9.375          B-                 5           5,025
Verizon Global Funding Corp.,
Deb 12-01-30 (R)                                                7.750          A+                15          16,490
VoiceStream Wireless Corp.,
Sr Note 09-15-09                                               11.500          A-                 5           5,750
WorldCom, Inc.,
Note 05-15-06                                                   8.000          BBB+              35          37,557
Note 05-15-31                                                   8.250          BBB+              15          15,266
                                                                                                     --------------
                                                                                                            444,102
                                                                                                     --------------
Transportation (2.85%)
America West Airlines,
Pass Thru Ctf Ser 1996-1B 01-02-08                              6.930          A-                 3           3,296
Burlington Northern Santa Fe Corp.,
Deb 08-15-30                                                    7.950          BBB+              30          33,117
Continental Airlines, Inc.,
Pass Thru Ctf Ser 1997-2C 06-30-04                              7.206          BBB               16          16,227
Pass Thru Ctf Ser 1999-1A 02-02-19                              6.545          AA+               19          18,756
Delta Air Lines, Inc.,
Note 12-15-05                                                   7.700          BBB-              15          15,128
Northrop Grumman Systems Corp.,
Note 02-15-11                                                   7.125          BBB-              20          20,620
Northwest Airlines 1996-1 Pass Through Trusts,
Pass Thru Ctf Ser 1996-1D 01-02-15                              8.970          BBB-               4           4,710
Northwest Airlines, Inc.,
Note 03-15-04                                                   8.375          BB                10           9,966
Sr Note 06-01-06                                                8.875          BB                10           9,900
NWA Trust,
Sr Note Ser A 12-21-12                                          9.250          AA                31          34,854
U.S. Airways, Inc.,
Pass Thru Ctf Ser 1990-A1 03-19-05                             11.200          BB-               14          14,379
Union Pacific Corp.,
Deb 02-01-29                                                    6.625          BBB-              25          23,964
United Air Lines, Inc.,
Pass Thru Ctf Ser 2000-1 Class A-1
01-01-14                                                        7.783          AAA               28          29,276
Pass Thru Ctf Ser 2000-2 Class A-1
10-01-10                                                        7.032          AAA               14          14,780
                                                                                                     --------------
                                                                                                            248,973
                                                                                                     --------------
Utilities (10.62%)
AES Corp.,
Sr Note 06-01-09                                                9.500          BB                10          10,400
Sr Note 09-15-10                                                9.375          BB                 5           5,050
Sr Sub Note 07-15-06                                           10.250          B+                12          12,300
AES Eastern Energy L.P.,
Pass Thru Ctf Ser 1999-A 01-02-17                               9.000          BBB-              15          15,791
Beaver Valley Funding Corp.,
Sec Lease Oblig Bond 06-01-17                                   9.000          BB-                9           9,951
BVPS II Funding Corp.,
Collateralized Lease Bond 06-01-17                              8.890          BB-                7           7,927
Calpine Canada Energy Finance ULC,
Sr Note (Canada) 05-01-08 (Y)                                   8.500          BB+               15          15,201
Calpine Corp.,
Sr Note 08-15-05                                                8.250          BB+               15          15,415
Sr Note 04-01-08                                                7.875          BB+                5           4,750
Sr Note 02-15-11                                                8.500          BB+               35          35,564
Cleveland Electric Illuminating Co.,
1st Mtg Ser B 05-15-05                                          9.500          BB+               35          36,050
Sec Note Ser D 11-01-17                                         7.880          BB+               20          21,146
CMS Energy Corp.,
Sr Note 05-15-02                                                8.125          BB                15          15,205
Sr Note 10-15-07                                                9.875          BB                 5           5,350
Sr Note Ser B 01-15-04                                          6.750          BB                15          14,738
EIP Funding-PNM,
Sec Fac Bond 10-01-12                                          10.250          BBB-              22          23,980
Exelon Generation Co LLC,
Sr Note 06-15-11 (R)                                            6.950          A-                60          62,212
GG1B Funding Corp.,
Deb 01-15-11                                                    7.430          BBB-              11          11,632
HQI Transelec Chile SA,
Sr Note (Chile) 04-15-11 (R), (Y)                               7.875          A-                55          56,610
Utilities (continued)
Hydro-Quebec,
Gtd Bond Ser HY (Canada) 01-15-22, (Y)                          8.400          A+                10          12,099
Gtd Deb Ser IF (Canada) 02-01-03, (Y)                           7.375          A+                25          26,179
Iberdrola International B.V.,
Note 10-01-02                                                   7.500          AA-               25          25,885
Note (Spain) 06-01-03 (R), (Y)                                  7.125          AA-               25          26,110
KeySpan Corp.,
Note 11-15-10                                                   7.625          A                 25          27,390
Long Island Lighting Co.,
Deb 03-15-23                                                    8.200          A-                20          20,600
Midland Funding Corp. II,,
Deb Ser A 07-23-05                                             11.750          BB+               50          55,500
Mirant Americas Generation, Inc.,
Sr Note 05-01-11 (R)                                            8.300          BBB-              35          37,169
Niagara Mohawk Power Corp.,
Sec Fac Bond 01-01-18                                           8.770          BBB               25          26,215
Northeast Utilities,
Note Ser A 12-01-06                                             8.580          BBB                3           3,296
NRG Energy, Inc.,
Sr Note 04-01-11                                                7.750          BBB-              25          26,205
Pinnacle Partners,
Sr Note 08-15-04 (R)                                            8.830          BBB-              20          20,260
Pinnacle West Capital Corp.,
Sr Note 04-01-06                                                6.400          BBB               20          20,293
PNPP II Funding Corp.,
Deb 05-30-16                                                    9.120          BB-               15          16,830
PSEG Energy Holdings, Inc.,
Sr Note 02-15-08 (R)                                            8.625          BBB-              15          15,804
PSEG Power LLC,
Sr Note 04-15-31 (R)                                            8.625          BBB               15          17,013
Sierra Pacific Power Co.,
1st Mtg Note 06-01-08 (R)                                       8.000          BBB+              45          46,451
Sierra Pacific Resources,
Note 05-15-05                                                   8.750          BBB-              10          10,402
Tiers Fixed Rate Certificates,
Collateral Trust 06-15-04 (R)                                   7.200          BBB-              30          30,329
TXU Electric Capital V,
Capital Sec 01-30-37                                            8.175          BBB-              10          10,205
Waterford 3 Funding Corp.,
Sec Lease Obligation Bond 01-02-17                              8.090          BBB-              25          25,662
Xcel Energy, Inc.,
Sr Note 12-01-10                                                7.000          BBB+              45          46,950
                                                                                                     --------------
                                                                                                            926,119
                                                                                                     --------------
Waste Disposal Service & Equip (0.35%)
Republic Services, Inc.,
Sr Note 08-15-11                                                6.750          BBB               30          30,305
                                                                                                     --------------
TOTAL BONDS
(Cost $7,997,827)                                                                           (94.34%)      8,230,281
                                                                                     --------------  --------------
                                                                                          NUMBER OF
                                                                                          SHARES OR
                                                                                           WARRANTS
                                                                                     --------------
PREFERRED STOCKS AND WARRANTS
CSC Holdings, Inc., 11.125%, Ser M,
Preferred Stock                                                                                 125          13,313
CSC Holdings, Inc., 11.750%, Ser H,
Preferred Stock                                                                                 140          15,155
MetroNet Communications Corp.,
Warrant (Canada) (R)**                                                                           10             950
                                                                                                     --------------
                                                                                                             29,418
                                                                                                     --------------
TOTAL PREFERRED STOCKS AND WARRANTS
(Cost $28,196)                                                                               (0.34%)         29,418
                                                                                     --------------  --------------

                                                                           INTEREST       PAR VALUE
                                                                               RATE   (000s OMITTED)
                                                                           --------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.19%)
Investment in a joint repurchase agreement transaction with
UBS Warburg, Inc. - Dated 08-31-01, due 09-04-01 (Secured by U.S.
Treasury Bond, 8.75% due 05-15-20 and U.S. Treasury Note
4.75% due 11-15-08)                                                          3.640%            $453        $453,000
                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $453,000)                                                                              (5.19%)        453,000
                                                                                     --------------  --------------
TOTAL INVESTMENTS                                                                           (99.87%)      8,712,699
                                                                                     --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                                            (0.13%)         11,360
                                                                                     --------------  --------------
TOTAL NET ASSETS                                                                           (100.00%)     $8,724,059
                                                                                     ==============  ==============

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Services or John Hancock Advisers, Inc.
    where Standard & Poor's ratings are not available.

 ** Non-income producing security.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,421,083 or 16.29% of net assets as of August 31, 2001.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer, however, security is U.S. dollar denominated.

  + All or a portion of these securities, having an aggregate value of $87,179 or 1.00% of the Fund's net assets, have been purchased as forward commitments; that is, the Fund has agreed on trade date to take delivery of and make payment for such securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitments.
    Accordingly, the market values of $42,164 and $47,797 of United States
    Treasury Bond 7.125%, 02-15-23 and United States Treasury Note 5.75%,
    08-15-03 has been segregated to cover the forward commitments.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





Schedule of Investments
August 31, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------

                                                                        NUMBER OF
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                    ----------  --------------
COMMON STOCKS
Banks - United States (4.04%)
Bank of America Corp.                                                         900         $55,350
PNC Financial Services Group                                                1,230          81,906
Wells Fargo & Co.                                                           1,750          80,518
                                                                                   --------------
                                                                                          217,774
                                                                                   --------------
Beverages (3.74%)
Anheuser-Busch Cos., Inc.                                                   1,420          61,117
PepsiCo, Inc.                                                               3,000         141,000
                                                                                   --------------
                                                                                          202,117
                                                                                   --------------
Chemicals (3.69%)
Air Products & Chemicals, Inc.                                              1,600          67,840
Dow Chemical Co. (The)                                                      1,700          59,602
Rohm & Haas Co.                                                             2,000          71,820
                                                                                   --------------
                                                                                          199,262
                                                                                   --------------
Computers (9.56%)
AOL Time Warner, Inc.*                                                      2,100          78,435
Cisco Systems, Inc.*                                                        5,080          82,956
Compaq Computer Corp.                                                       5,740          70,889
EMC Corp.*                                                                  1,960          30,302
International Business Machines
Corp.                                                                       1,040         104,000
Microsoft Corp.*                                                            1,850         105,543
Oracle Corp.*                                                               3,600          43,956
                                                                                   --------------
                                                                                          516,081
                                                                                   --------------
Cosmetics & Personal Care (1.28%)
Avon Products, Inc.                                                         1,500          69,195
                                                                                   --------------
Diversified Operations (3.18%)
Honeywell International, Inc.                                               2,000          74,520
Tyco International Ltd.                                                     1,870          97,147
                                                                                   --------------
                                                                                          171,667
                                                                                   --------------
Electronics (9.05%)
Analog Devices, Inc.*                                                       1,400          66,892
Emerson Electric Co.                                                        1,000          53,600
General Electric Co.                                                        3,350         137,283
Intel Corp.                                                                 3,400          95,064
Motorola, Inc.                                                              3,260          56,724
Texas Instruments, Inc.                                                     2,380          78,778
                                                                                   --------------
                                                                                          488,341
                                                                                   --------------
Energy (1.12%)
Xcel Energy, Inc.                                                           2,200          60,280
                                                                                   --------------
Finance (6.21%)
Citigroup, Inc.                                                             2,666         121,969
J.P. Morgan Chase & Co.                                                     2,000          78,800
Merrill Lynch & Co., Inc.                                                   1,720          88,752
Morgan Stanley Dean Witter & Co.                                              860          45,881
                                                                                   --------------
                                                                                          335,402
                                                                                   --------------
Food (0.99%)
Kraft Foods, Inc. (Class A)                                                 1,655          53,374
                                                                                   --------------
Insurance (5.27%)
ACE, Ltd.                                                                   1,800          59,706
AFLAC, Inc.                                                                 3,250          89,440
American International Group, Inc.                                          1,020          79,764
Marsh & McLennan Cos., Inc.                                                   600          55,740
                                                                                   --------------
                                                                                          284,650
                                                                                   --------------
Media (3.42%)
McGraw-Hill Cos., Inc. (The)                                                1,900         112,575
Viacom, Inc. (Class B)*                                                     1,700          72,080
                                                                                   --------------
                                                                                          184,655
                                                                                   --------------
Medical (9.64%)
American Home Products Corp.                                                2,240         125,440
Baxter International, Inc.                                                  3,400         175,440
Johnson & Johnson                                                           3,000         158,130
Pfizer, Inc.                                                                1,600          61,296
                                                                                   --------------
                                                                                          520,306
                                                                                   --------------
Mortgage Banking (5.08%)
Fannie Mae                                                                  1,700         129,557
Freddie Mac                                                                 2,300         144,624
                                                                                   --------------
                                                                                          274,181
                                                                                   --------------
Office (1.19%)
Avery Dennison Corp.                                                        1,250          64,262
                                                                                   --------------
Oil & Gas (8.37%)
Anadarko Petroleum Corp.                                                    1,100          56,925
Chevron Corp.                                                               1,140         103,455
Conoco, Inc. (Class A)                                                      3,440         101,996
Exxon Mobil Corp.                                                           3,392         136,189
Halliburton Co.                                                             1,900          52,934
                                                                                   --------------
                                                                                          451,499
                                                                                   --------------
Paper & Paper Products (2.43%)
Kimberly-Clark Corp.                                                        2,110         130,925
                                                                                   --------------
Retail (6.11%)
CVS Corp.                                                                   1,900          68,609
Home Depot, Inc. (The)                                                      2,150          98,792
Lowe's Cos., Inc.                                                           2,500          93,000
Target Corp.                                                                2,000          69,300
                                                                                   --------------
                                                                                          329,701
                                                                                   --------------
Telecommunications (3.56%)
ADC Telecommunications, Inc.*                                               5,100          22,287
Tellabs, Inc.*                                                              4,500          59,940
Verizon Communications, Inc.                                                2,200         110,000
                                                                                   --------------
                                                                                          192,227
                                                                                   --------------
Tobacco (3.16%)
Philip Morris Cos., Inc.                                                    3,600         170,640
                                                                                   --------------
Utilities (3.52%)
Duke Energy Corp.                                                           2,100          82,551
SBC Communications, Inc.                                                    2,630         107,593
                                                                                   --------------
                                                                                          190,144
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $4,637,595)                                                         (94.62%)      5,106,683
                                                                   --------------  --------------

                                                         INTEREST       PAR VALUE
                                                             RATE   (000s OMITTED)
                                                         --------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.43%)
Investment in a joint repurchase
agreement transaction with
UBS Warburg, Inc. - Dated
08-31-01, due 09-04-01
(Secured by U.S. Treasury Bonds,
8.75% due 05-15-20 and
U.S. Treasury Note, 4.75%
due 11-15-08)                                               3.64%            $293        $293,000
                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $293,000)                                                            (5.43%)        293,000
                                                                   --------------  --------------
TOTAL INVESTMENTS                                                        (100.05%)      5,399,683
                                                                   --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.05%)         (2,690)
                                                                   --------------  --------------
TOTAL NET ASSETS                                                         (100.00%)     $5,396,993
                                                                   ==============  ==============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Medium Capitalization Growth Fund

Schedule of Investments
August 31, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Medium Capitalization Growth Fund on August 31, 2001. Common stocks are further broken down by industry group.

                                                                        NUMBER OF
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                    ----------  --------------
COMMON STOCKS
Advertising (2.22%)
Lamar Advertising Co.*                                                      1,850         $59,385
TMP Worldwide, Inc.*                                                        1,650          74,003
                                                                                   --------------
                                                                                          133,388
                                                                                   --------------
Banks - United States (1.80%)
Commerce Bancorp, Inc.                                                        495          33,437
Zions BanCorp.                                                              1,300          74,438
                                                                                   --------------
                                                                                          107,875
                                                                                   --------------
Broker Services (3.09%)
Legg Mason, Inc.                                                            3,388         151,477
Lehman Brothers Holdings, Inc.                                                510          33,481
                                                                                   --------------
                                                                                          184,958
                                                                                   --------------
Business Services - Misc. (2.14%)
Corporate Executive Board Co.
(The)*                                                                      1,200          41,700
Robert Half International, Inc.                                             3,486          86,767
                                                                                   --------------
                                                                                          128,467
                                                                                   --------------
Computers (5.97%)
Brocade Communications Systems,
Inc.*                                                                       2,485          59,764
Citrix Systems, Inc.*                                                       2,400          79,080
DST Systems, Inc.*                                                          1,722          82,398
EarthLink, Inc.*                                                              650           8,782
Peregrine Systems, Inc. *                                                   2,850          74,613
SunGard Data Systems, Inc.*                                                 2,259          53,425
                                                                                   --------------
                                                                                          358,062
                                                                                   --------------
Electronics (16.03%)
Cree, Inc.*                                                                 3,450          72,346
Garmin Ltd.*                                                                4,000          79,400
International Rectifier Corp.*                                              2,037          75,328
KLA-Tencor Corp.*                                                           2,100         103,194
Lam Research Corp.*                                                         3,300          93,423
Micrel, Inc.*                                                               3,250         100,295
National Semiconductor Corp.*                                               4,587         151,600
Novellus Systems, Inc.*                                                     2,500         110,775
Semtech Corp.*                                                              2,550          95,192
TriQuint Semiconductor, Inc.*                                               3,750          79,500
                                                                                   --------------
                                                                                          961,053
                                                                                   --------------
Energy (1.38%)
Calpine Corp.*                                                              2,500          82,550
                                                                                   --------------

Finance (7.61%)
Affiliated Managers Group, Inc.*                                            1,443         102,309
Concord EFS, Inc.*                                                          2,672         140,200
SEI Investments Co.                                                         1,500          61,560
USA Education, Inc.                                                         1,920         152,083
                                                                                   --------------
                                                                                          456,152
                                                                                   --------------
Household (0.70%)
Mohawk Industries, Inc.*                                                      939          41,879
                                                                                   --------------
Instruments - Scientific (2.54%)
Waters Corp.*                                                               4,603         152,497
                                                                                   --------------
Insurance (6.66%)
ACE, Ltd. (Bermuda)                                                         3,225         106,973
Ambac Financial Group, Inc.                                                 1,658          98,154
Everest Re Group, Ltd. (Bermuda)                                            1,505          97,675
MGIC Investment Corp.                                                       1,383          96,672
                                                                                   --------------
                                                                                          399,474
                                                                                   --------------
Manufacturing (2.83%)
Danaher Corp.                                                               3,052         169,600
                                                                                   --------------
Media (8.17%)
Emmis Communications Corp. (Class A)*                                       3,250          77,935
McGraw-Hill Cos., Inc. (The)                                                1,860         110,205
Univision Communications, Inc.
(Class A)*                                                                  2,190          65,328
USA Networks, Inc.*                                                         5,000         115,800
Westwood One, Inc.                                                          4,225         120,413
                                                                                   --------------
                                                                                          489,681
                                                                                   --------------
Medical (23.98%)
Allergan, Inc.                                                              1,257          90,818
AmerisourceBergen Corp.*                                                    1,915         123,403
Express Scripts, Inc.*                                                      2,550         136,476
Genzyme Corp.*                                                              1,600          90,624
ICOS Corp.*                                                                 1,200          69,960
IDEC Pharmaceuticals Corp.*                                                 2,430         144,026
Laboratory Corp. of America
Holdings*                                                                   1,157          90,130
MedImmune, Inc.*                                                            2,650         106,398
Smith & Nephew Plc, (United
Kingdom)                                                                      150             783
Tenet Healthcare Corp.*                                                     1,283          71,104
Trigon Healthcare, Inc.*                                                      871          56,397
Universal Health Services, Inc.
(Class B)                                                                   2,815         133,150
Varian Medical Systems, Inc.                                                1,400          92,400
Wellpoint Health Networks, Inc.*                                            1,438         153,118
Zimmer Holdings, Inc.*                                                      2,900          78,880
                                                                                   --------------
                                                                                        1,437,667
                                                                                   --------------
Medical - Drugs (4.25%)
Forest Laboratories, Inc.*                                                    491          35,848
Shire Pharmaceuticals Group Plc,*
American Depositry Receipt (ADR)
(United Kingdom)                                                            1,961          85,147
Teva Pharmaceutical Industries, Ltd.,
(ADR) (Israel)                                                              1,879         133,597
                                                                                   --------------
                                                                                          254,592
                                                                                   --------------
Oil & Gas (1.47%)
Santa Fe International Corp.                                                1,878          47,513
Weatherford International, Inc.*                                            1,217          40,490
                                                                                   --------------
                                                                                           88,003
                                                                                   --------------
Real Estate Operations (1.52%)
Lennar Corp.                                                                2,051          91,372
                                                                                   --------------
Retail (8.31%)
Abercrombie & Fitch Co. (Class A)*                                          1,984          60,195
Darden Restaurants, Inc.                                                    2,912          83,341
Family Dollar Stores, Inc.                                                  2,711          81,330
Intimate Brands, Inc.                                                       4,532          62,360
Talbots, Inc.                                                               2,442          90,647
TJX Cos., Inc.                                                              3,423         120,147
                                                                                   --------------
                                                                                          498,020
                                                                                   --------------
Telecommunications (2.57%)
Dobson Communications Corp. (Class A)*                                     10,450         154,137
                                                                                   --------------
Waste Disposal Service & Equip (0.93%)
Republic Services, Inc.*                                                    2,800          55,580
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $6,288,327)                                                        (104.17%)      6,245,007
                                                                   --------------  --------------
TOTAL INVESTMENTS                                                        (104.17%)      6,245,007
                                                                   --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (4.17%)       (249,921)
                                                                   --------------  --------------
TOTAL NET ASSETS                                                         (100.00%)     $5,995,086
                                                                   --------------  --------------

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration (Unaudited)
------------------------------------------------------------------------
The Medium Capitalization Growth Fund invests primarily in common stocks of U.S. and foreign issuers. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at August 31, 2001, assigned to country categories.

                                     VALUE AS A
                                   PERCENTAGE OF
COUNTRY DIVERSIFICATION          FUND'S NET ASSETS
-----------------------          -----------------
Bermuda                                  3.41%
Israel                                   2.23
United Kingdom                           1.43
United States                           97.10
                                 -----------------
TOTAL INVESTMENTS                      104.17%
                                 =================

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Focused Small Cap Growth Fund

Schedule of Investments
August 31, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Focused Small Cap Growth Fund on August 31, 2001. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                    ----------  --------------
COMMON STOCKS
Advertising (0.67%)
Getty Images, Inc.*                                                         2,020         $32,360
                                                                                   --------------
Business Services - Misc. (2.88%)
Corporate Executive Board Co.
(The)*                                                                      4,000         139,000
                                                                                   --------------
Computers (9.03%)
Advent Software, Inc.*                                                      1,690          89,756
Cerner Corp.*                                                               1,900          92,131
eFUNDS Corp.*                                                                 550           9,504
Macromedia, Inc.*                                                           4,000          55,720
Manugistics Group, Inc.*                                                    2,000          23,420
Netegrity, Inc.*                                                            3,950          69,915
Numerical Technologies, Inc.*                                               1,500          42,675
Stellant, Inc. *                                                            2,400          52,320
                                                                                   --------------
                                                                                          435,441
                                                                                   --------------
Electronics (17.93%)
Alpha Industries, Inc.*                                                     3,100          98,456
Brooks Automation, Inc.*                                                    1,800          78,030
Cree, Inc.*                                                                 3,300          69,201
DDi Corp.*                                                                  3,300          46,233
DuPont Photomasks, Inc.*                                                    1,050          36,750
LTX Corp.*                                                                  3,650          65,372
Micrel, Inc.*                                                               2,490          76,841
Microsemi Corp.*                                                            3,000          85,500
Nanometrics, Inc.*                                                          2,150          60,759
Powerwave Technologies, Inc.*                                               3,900          56,940
Rudolph Technologies, Inc.*                                                 3,300         118,800
Semtech Corp.*                                                              1,930          72,047
                                                                                   --------------
                                                                                          864,929
                                                                                   --------------
Finance (4.01%)
Affiliated Managers Group, Inc.*                                            1,750         124,075
AmeriCredit Corp.*                                                          1,500          69,240
                                                                                   --------------
                                                                                          193,315
                                                                                   --------------
Insurance (1.43%)
StanCorp Financial Group, Inc.                                              1,500          69,000
                                                                                   --------------
Leisure (0.93%)
Expedia, Inc. (Class A)*                                                    1,200          44,832
                                                                                   --------------

Machinery (2.39%)
Hydril Co.*                                                                 3,550          69,331
SureBeam Corp. (Class A)*                                                   4,400          45,848
                                                                                   --------------
                                                                                          115,179
                                                                                   --------------
Media (3.76%)
Entercom Communications Corp.*                                              2,200          92,026
Insight Communications Co., Inc.*                                           1,900          43,301
Radio One, Inc. (Class A)*                                                  3,000          45,990
                                                                                   --------------
                                                                                          181,317
                                                                                   --------------
Medical (23.40%)
Accredo Health, Inc.*                                                       3,500         128,975
Alkermes, Inc.*                                                             2,900          74,240
AmeriSourceBergen Corp.                                                     1,150          74,106
Charles River Laboratories International,
Inc.*                                                                       1,600          57,120
CV Therapeutics, Inc.*                                                      1,100          54,747
Cytyc Corp.*                                                                4,500         109,035
DaVita, Inc.*                                                               3,700          76,405
Gene Logic, Inc.*                                                             500           8,725
Lincare Holdings, Inc.*                                                     4,000         113,640
Regeneron Pharmaceuticals, Inc.*                                            1,500          45,180
Renal Care Group, Inc.*                                                     3,050          99,918
Rightchoice Managed Care, Inc. *                                            2,700         124,713
Wilson Greatbatch Technologies,
Inc.*                                                                       6,260         162,134
                                                                                   --------------
                                                                                        1,128,938
                                                                                   --------------
Medical - Drugs (8.03%)
CIMA Labs, Inc.*                                                              800          42,824
Inhale Therapeutic Systems, Inc.*                                           5,200          75,556
Noven Pharmaceuticals, Inc.*                                                2,100          46,557
NPS Pharmaceuticals, Inc.*                                                  3,400         114,308
Pharmaceutical Product Development,
Inc.*                                                                       2,300          69,368
Salix Pharmaceuticals, Ltd.*                                                2,600          38,480
                                                                                   --------------
                                                                                          387,093
                                                                                   --------------
Oil & Gas (2.37%)
Evergreen Resources, Inc.*                                                  1,600          60,560
Universal Compression Holdings,
Inc.*                                                                       2,000          53,600
                                                                                   --------------
                                                                                          114,160
                                                                                   --------------
Retail (12.61%)
Buca, Inc.*                                                                 2,450          37,461
Columbia Sportswear Co.*                                                    2,400          78,384
Duane Reade, Inc.*                                                          1,500          53,100
GoTo.com, Inc.*                                                             4,150          81,962
Hot Topic, Inc.*                                                            1,500          49,875
Krispy Kreme Doughnuts, Inc.*                                               1,600          49,360
O'Reilly Automotive, Inc.*                                                  2,150          67,080
P.F. Chang's China Bistro, Inc.*                                            1,450          64,525
Whole Foods Market, Inc.*                                                   3,600         126,684
                                                                                   --------------
                                                                                          608,431
                                                                                   --------------
Schools / Education (2.61%)
Strayer Education, Inc.                                                     2,600         126,100
                                                                                   --------------
Shoes & Related Apparel (1.21%)
Skechers U.S.A., Inc. (Class A)*                                            2,800          58,660
                                                                                   --------------
Telecommunications (4.20%)
AirGate PCS, Inc.*                                                          2,450         144,403
Metro One Telecommunications, Inc.*                                           725          22,990
SBA Communications Corp.*                                                   2,630          35,032
                                                                                   --------------
                                                                                          202,425
                                                                                   --------------
Waste Disposal Service & Equipment (1.60%)
Waste Connections, Inc.*                                                    2,400          77,472
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $4,704,687)                                                         (99.06%)      4,778,652
                                                                     ------------  --------------

                                                         INTEREST       PAR VALUE
                                                             RATE   (000s OMITTED)
                                                         --------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.53%)
Investment in a joint repurchase
agreement transaction with
UBS Warburg, Inc. - Dated
08-31-01, due 09-04-01
(Secured by U.S. Treasury Bond,
8.75% due 05-15-20 and
U.S. Treasury Note, 4.75%
due 11-15-08)                                               3.64%             $74         $74,000
                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $74,000)                                                             (1.53%)         74,000
                                                                     ------------  --------------
TOTAL INVESTMENTS                                                        (100.59%)      4,852,652
                                                                     ------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.59%)        (28,534)
                                                                     ------------  --------------
TOTAL NET ASSETS                                                         (100.00%)     $4,824,118
                                                                     ============  ==============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Small Cap Equity Fund

Schedule of Investments
August 31, 2001 (Unaudited)
---------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Small Cap Equity Fund on August 31, 2001. Common stocks are further broken down by industry group.

                                                                        NUMBER OF
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                    ----------  --------------
COMMON STOCKS
Advertising (0.23%)
Penton Media, Inc.                                                          6,000         $75,600
                                                                                   --------------
Broker Services (1.22%)
Jefferies Group, Inc.                                                      12,100         402,930
                                                                                   --------------
Computers (11.89%)
Aspen Technology, Inc.*                                                    46,000         757,620
Electronics for Imaging, Inc.*                                             18,000         368,280
Hyperion Solutions Corp.*                                                  23,250         361,538
Parametric Technology Corp.*                                               23,200         169,128
ProQuest Co.*                                                              10,450         368,885
Student Advantage, Inc.*                                                   54,950         106,054
UNOVA, Inc. *                                                             141,250         889,875
Wind River Systems, Inc.*                                                  60,000         912,000
                                                                                   --------------
                                                                        3,933,380
                                                                                   --------------
Electronics (13.34%)
Alpha Industries, Inc.*                                                    32,050       1,017,908
Axcelis Technologies, Inc.*                                                29,000         404,550
MKS Instruments, Inc.*                                                     35,652         796,822
Three-Five Systems, Inc. *                                                 53,730       1,020,870
Vicor Corp.*                                                               57,650       1,173,754
                                                                                   --------------
                                                                        4,413,904
                                                                                   --------------
Finance (2.18%)
Sovereign Bancorp., Inc.                                                   65,000         720,200
                                                                                   --------------
Food (6.38%)
Galaxy Nutritional Foods, Inc.*                                            75,000         506,250
Hain Celestial Group, Inc.*                                                71,500       1,605,890
                                                                                   --------------
                                                                                        2,112,140
                                                                                   --------------
Insurance (0.63%)
StanCorp Financial Group, Inc.*                                             4,500         207,000
                                                                                   --------------
Leisure (1.71%)
Six Flags, Inc.*                                                           34,100         567,083
                                                                                   --------------
Media (11.48%)
Cumulus Media, Inc. (Class A)*                                             91,300       1,154,945
Pegasus Communications Corp.*                                             141,700       1,629,550
Radio One, Inc. (Class D)*                                                 35,300         540,443
Regent Communications, Inc.*                                               60,500         474,925
                                                                                   --------------
                                                                                        3,799,863
                                                                                   --------------
Medical (10.83%)
Alpharma, Inc. (Class A)                                                   47,500       1,491,500
Covance, Inc.*                                                             55,000       1,057,100
Cyberonics, Inc.*                                                          25,000         437,500
I-STAT Corp.*                                                              85,300         597,100
                                                                                   --------------
                                                                                        3,583,200
                                                                                   --------------
Oil & Gas (3.68%)
Chesapeake Energy Corp.*                                                   40,000         238,400
Marine Drilling Cos., Inc.*                                                22,500         290,250
Petroleum Geo-Services ASA, American
Depositary Receipts. (ADR)
(Norway)*                                                                  15,000         149,400
Precision Drilling Corp. (Canada)*                                         22,000         539,000
                                                                                   --------------
                                                                                        1,217,050
                                                                                   --------------
Protection - Safety Equip & Svc. (2.56%)
Pittston Brink's Group                                                     38,400         847,104
                                                                                   --------------
Real Estate Investment Trust (0.23%)
Pinnacle Holdings, Inc.*                                                  114,000          75,240
                                                                                   --------------
Retail (6.58%)
Pathmark Stores, Inc.*                                                     53,000       1,285,250
Rite Aid Corp. *                                                           45,000         357,300
Wild Oats Markets, Inc.*                                                   60,000         535,200
                                                                                   --------------
                                                                                        2,177,750
                                                                                   --------------
Telecommunications (18.17%)
AirGate PCS, Inc.*                                                          5,000         294,700
Alaska Communications Systems
Holdings, Inc.*                                                            41,700         353,616
Arris Group, Inc.*                                                         60,750         439,830
Aware, Inc.                                                                38,000         209,380
CT Communications, Inc.                                                    17,000         296,820
CTC Communications Group, Inc.*                                           112,150         790,658
Lightbridge, Inc.*                                                         47,000         549,900
LCC International, Inc. (Class A)*                                         40,000         206,400
Motient Corp.                                                              95,000          32,281
NTELOS, Inc.*                                                              61,000       1,013,820
SBA Communications Corp.*                                                  27,400         364,966
XM Satellite Radio Holdings, Inc.
(Class A)*                                                                145,350       1,460,768
                                                                                   --------------
                                                                                        6,013,139
                                                                                   --------------
Transportation (3.66%)
RailAmerica, Inc.*                                                         95,000       1,211,250
                                                                                   --------------
Waste Disposal Service & Equip (3.43%)
Casella Waste Systems, Inc. (Class A)*                                     97,450       1,134,318
                                                                   --------------  --------------
TOTAL COMMON STOCKS
(Cost $35,596,383)                                                        (98.20%)     32,491,151
                                                                   --------------  --------------
TOTAL INVESTMENTS                                                         (98.20%)     32,491,151
                                                                   --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (1.80%)        596,157
                                                                   --------------  --------------
TOTAL NET ASSETS                                                         (100.00%)    $33,087,308
                                                                   ==============  ==============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- International Equity Fund

Schedule of Investments
August 31, 2001 (Unaudited)
---------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the International Equity Fund on August 31, 2001. It's divided into three main categories: common stocks, warrants and short-term investments.
Common stocks and warrants are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                    ----------  --------------
COMMON STOCKS
Australia (0.27%)
Woolworths Ltd. (Retail)                                                    2,100         $11,877
                                                                                   --------------
Belgium (0.29%)
UCB SA (Medical)                                                              300          12,736
                                                                                   --------------
Bermuda (1.13%)
XL Capital Ltd. (Class A)
(Insurance)                                                                   600          49,800
                                                                                   --------------
Canada (6.96%)
Anderson Exploration Ltd.* (Oil &
Gas)                                                                        2,500          42,638
Biovail Corp.* (Medical)                                                      500          23,050
Loblaw Cos. Ltd. (Retail)                                                     800          27,082
Magna International, Inc. (Class A)
(Automobile/Trucks)                                                           603          37,028
Manulife Financial Corp.
(Insurance)                                                                 1,900          55,765
Precision Drilling Corp.* (Oil &
Gas)                                                                        1,500          36,750
Suncor Energy, Inc. (Oil & Gas)                                             1,500          41,582
Talisman Energy, Inc. (Oil & Gas)                                           1,100          42,163
                                                                                   --------------
                                                                                          306,058
                                                                                   --------------
Denmark (1.59%)
Novo Nordisk AS (Medical)                                                   1,100          45,928
Vestas Wind Systems AS (Utilities)                                            800          24,124
                                                                                   --------------
                                                                                           70,052
                                                                                   --------------
Finland (0.61%)
Stora Enso Oyj (Paper & Paper
Products)                                                                   2,300          26,868
                                                                                   --------------
France (13.05%)
Alstom SA (Machinery)                                                       1,600          43,550
Assurances Generales de France SA
(Insurance)                                                                   700          38,119
Aventis SA (Medical)                                                          600          43,910
BNP Paribas SA (Banks - Foreign)                                              400          36,728
Castorama Dubois Investissement SA
(Retail)                                                                      600          33,546
Lafarge SA (Building)                                                         300          27,232
PSA Peugeot Citroen SA
(Automobile/Trucks)                                                           700          33,378
Sanofi-Synthelabo SA (Medical)                                                700          45,850
Schneider Electric SA (Machinery)                                             620          34,382
STMicroelectronics NV (Electronics)                                           500          15,227
Television Francaise 1 SA (Media)                                           1,600          46,531
TotalFinaElf SA (Oil & Gas)                                                   489          72,328
Vivendi Environnement SA
(Utilities)                                                                 1,400          59,526
Vivendi Universal SA
(Diversified Operations)                                                      800          43,782
                                                                                   --------------
                                                                                          574,089
                                                                                   --------------
Germany (6.21%)
BASF AG (Chemicals)                                                         1,200          49,091
Bayerische Motoren Werke AG
(Automobile/Trucks)                                                         1,300          41,778
Deutsche Bank AG (Banks - Foreign)                                            400          27,600
E.On AG (Diversified Operations)                                            1,000          54,591
Fresenius Medical Care AG (Medical)                                           200          15,891
Infineon Technologies AG
(Electronics)                                                                 500          11,700
Muenchener Rueckversicherungs-
Gesellschaft AG (Insurance)                                                   158          45,332
SAP AG (Computers)                                                            200          27,106
                                                                                   --------------
                                                                                          273,089
                                                                                   --------------
Hong Kong (0.92%)
China Mobile Ltd.*
(Telecommunications)                                                        6,500          20,292
Johnson Electric Holdings Ltd.
(Electronics)                                                              17,000          20,270
                                                                                   --------------
                                                                                           40,562
                                                                                   --------------
Ireland (3.41%)
Allied Irish Banks Plc (Banks -
Foreign)                                                                    3,300          37,200
Bank of Ireland (Banks - Foreign)                                           2,700          25,650
Bank of Ireland (Banks - Foreign)                                           1,800          17,166
CRH Plc (Building)                                                          2,000          33,637
Elan Corp. Plc* American Depositary
Receipts (ADR) (Medical)                                                      700          36,365
                                                                                   --------------
                                                                                          150,018
                                                                                   --------------
Israel (0.97%)
Teva Pharmaceutical Industries Ltd. (ADR)
(Medical)                                                                     600          42,660
                                                                                   --------------
Italy (3.81%)
Autostrade SpA (Transport)                                                  8,500          59,501
ENI SpA (Oil & Gas)                                                         2,800          37,164
Riunione Adriatica di Sicurta SpA
(Insurance)                                                                 3,816          51,690
Telecom Italia SpA
(Telecommunications)                                                        2,300          19,048
                                                                                   --------------
                                                                                          167,403
                                                                                   --------------
Japan (14.76%)
Ajinomoto Co., Inc. (Food)                                                  3,000          32,493
All Nippon Airways Co., Ltd.*
(Transport)                                                                 1,000           3,184
Daikin Industries, Ltd. (Building)                                          2,000          32,206
Eisai Co., Ltd. (Beverages)                                                 1,000          24,719
Fast Retailing Co., Ltd. (Retail)                                             200          25,266
Fuji Photo Film Co., Ltd. (Leisure)                                         1,000          37,226
Fujisawa Pharmaceutical Co., Ltd.
(Medical)                                                                   1,000          19,413
Furukawa Electric Co., Ltd.
(Wire & Cable Products)                                                     1,000           7,546
Honda Motor Co., Ltd.
(Automobile/Trucks)                                                           500          18,065
Marui Co., Ltd. (Retail)                                                    2,000          25,098
Nintendo Co., Ltd. (Leisure)                                                  100          15,960
Nippon Telegraph & Telephone Corp.
(Telecommunications)                                                            3          13,644
Nissan Motor Co., Ltd.
(Automobile/Trucks)                                                        11,000          64,294
Nomura Securities Co., Ltd.
(Broker Services)                                                           2,000          34,025
NTT DoCoMo, Inc.
(Telecommunications)                                                            1          12,296
Oriental Land Co., Ltd. (Leisure)                                             400          28,635
Orix Corp. (Leasing Companies)                                                200          19,927
Seven-Eleven Japan Co., Ltd.
(Retail)                                                                    1,000          33,183
Shionogi & Co., Ltd. (Medical)                                              1,000          17,939
Sumitomo Mitsui Banking Corp.
(Banks - Foreign)                                                           8,000          65,356
Takeda Chemical Industries, Ltd.
(Medical)                                                                   1,000          41,184
Tokyo Electric Power Co., Inc.
(Utilities)                                                                   900          23,270
Tokyo Electron Ltd. (Electronics)                                             500          27,456
Toray Industries, Inc. (Textile)                                            8,000          26,479
                                                                                   --------------
                                                                                          648,864
                                                                                   --------------
Mexico (0.61%)
America Movil SA de CV (ADR)
(Telecommunications)                                                        1,600          26,944
                                                                                   --------------
Netherlands (6.07%)
Aegon NV (Insurance)                                                        1,100          33,190
Akzo Nobel NV (Chemicals)                                                     880          38,960
Fortis (NL) NV (Insurance)                                                  1,300          36,578
Heineken NV (Beverages)                                                     1,075          45,102
ING Groep NV (Insurance)                                                    1,354          42,787
Koninklijke Ahold NV (Retail)                                                 731          21,837
Unilever Plc (Food)                                                         5,700          48,662
                                                                                   --------------
                                                                                          267,116
                                                                                   --------------
Portugal (0.36%)
Portugal Telecom SGPS SA*
(Telecommunications)                                                        2,500          15,955
                                                                                   --------------
Singapore (1.21%)
Singapore Telecommunications Ltd.
(Telecommunications)                                                       46,000          53,372
                                                                                   --------------
South Africa (0.34%)
South African Breweries Ltd.
(Beverages)                                                                 2,000          14,801
                                                                                   --------------
South Korea (0.66%)
Korea Telecom Corp. (ADR)
(Telecommunications)                                                        1,400          29,106
                                                                                   --------------
Spain (2.11%)
Banco Popular Espanol SA
(Banks - Foreign)                                                             900          33,022
Sogecable SA* (Media)                                                       2,000          44,110
Telefonica SA*
(Telecommunications)                                                        1,342          15,592
                                                                                   --------------
                                                                                           92,724
                                                                                   --------------
Sweden (1.59%)
Securitas AB
(Protection - Safety Equip &
Services)                                                                   1,600          25,243
Svenska Handelsbanken AB
(Banks - Foreign)                                                           3,100          44,448
                                                                                   --------------
                                                                                           69,691
                                                                                   --------------
Switzerland (3.31%)
Nestle SA (Food)                                                              300          63,287
Novartis AG (Medical)                                                       1,359          49,560
Serona SA (ADR) (Medical)                                                   1,400          32,480
                                                                                   --------------
                                                                                          145,327
                                                                                   --------------
United Kingdom (21.48%)
Abbey National Plc (Banks -
Foreign)                                                                    3,200          52,036
AstraZeneca Plc (Medical)                                                     700          33,813
Barclays Plc (Banks - Foreign)                                              1,800          54,620
BG Group Plc (Oil & Gas)                                                    8,200          34,050
BP Plc (Oil & Gas)                                                          6,500          55,161
British Airways Plc (Transport)                                             5,200          23,103
British American Tobacco Plc
(Tobacco)                                                                   5,700          48,745
British Sky Broadcasting Group Plc*
(Media)                                                                     3,700          41,821
Centrica Plc (Utilities)                                                   16,410          53,846
Compass Group Plc (Food)                                                    5,300          40,399
Diageo Plc (Beverages)                                                      5,900          59,535
Friends Provident Plc* (Insurance)                                          9,400          34,768
GlaxoSmithKline Plc (Medical)                                               2,000          53,081
Reckitt Benckiser Plc
(Soap & Cleaning Preparations)                                              3,500          53,256
Royal Bank of Scotland Group Plc
(Banks - Foreign)                                                           2,300          57,437
Scottish Power Plc (Utilities)                                              6,300          44,820
Shire Pharmaceuticals Group Plc*
(Medical)                                                                   2,600          37,787
South African Breweries Plc
(Beverages)                                                                 2,700          20,032
Standard Chartered Plc
(Banks - Foreign)                                                           2,300          27,951
Tesco Plc (Retail)                                                         11,600          43,873
Vodafone Group Plc
(Telecommunications)                                                       37,440          74,744
                                                                                   --------------
                                                                                          944,878
                                                                                   --------------
United States (2.59%)
Santa Fe International Corp. (Oil &
Gas)                                                                        1,700          43,010
Schlumberger Ltd. (Oil & Gas)                                                 800          39,200
Transocean Sedco Forex, Inc. (Oil &
Gas)                                                                        1,100          31,790
                                                                                   --------------
                                                                                          114,000
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $4,360,979)                                                         (94.31%)      4,147,990
                                                                   --------------  --------------

WARRANTS
Germany (0.00%)
Muenchener Rueckversicherungs-
Gesellschaft AG* (Insurance)                                                    2             140
                                                                                   --------------
TOTAL WARRANTS
(Cost $90)                                                                 (0.00%)            140
                                                                   --------------  --------------
TOTAL COMMON STOCKS AND WARRANTS
(Cost $4,361,069)                                                         (94.31%)      4,148,130
                                                                   --------------  --------------

                                                         INTEREST       PAR VALUE
                                                             RATE   (000s OMITTED)
                                                         --------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.85%)
Investment in a joint repurchase
agreement transaction with
UBS Warburg, Inc. - Dated
08-31-01, due 09-04-01
(Secured by U.S. Treasury Bond,
5.25% due 11-15-28 and
U.S. Treasury Note, 4.75%
due 11-15-08)                                               3.64%            $169        $169,000

                                                                 NUMBER OF SHARES
Cash Equivalents (13.32%)                                        ----------------
Navigator Securities Lending
Prime Portfolio**                                                         585,960         585,960
                                                                   --------------  --------------
TOTAL SHORT-TERM INVESTMENTS                                              (17.17%)        754,960
                                                                   --------------  --------------
TOTAL INVESTMENTS                                                        (111.48%)      4,903,090
                                                                   --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                         (11.48%)       (504,801)
                                                                   --------------  --------------
TOTAL NET ASSETS                                                         (100.00%)     $4,398,289
                                                                   ==============  ==============

 * Non-Income producing security.

** Represents investment of security lending collateral.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration (Unaudited)
----------------------------------------------------------------------
The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at August 31, 2001, assigned to the various investment categories.

                                            MARKET VALUE OF SECURITIES
INVESTMENT CATEGORIES                          AS A % OF NET ASSETS
---------------------                          --------------------
Automobile/Trucks                                       4.42%
Banks - Foreign                                        10.90
Beverages                                               3.73
Broker Services                                         0.77
Building                                                2.12
Chemicals                                               2.00
Computers                                               0.62
Diversified Operations                                  2.24
Electronics                                             1.70
Food                                                    4.20
Insurance                                               8.83
Leasing Companies                                       0.45
Leisure                                                 1.86
Machinery                                               1.77
Media                                                   3.01
Medical                                                12.55
Oil & Gas                                              10.82
Paper & Paper Products                                  0.61
Protection - Safety Equipment & Services                0.57
Retail                                                  5.04
Soap & Cleaning Preparations                            1.21
Textile                                                 0.60
Tobacco                                                 1.11
Telecommunications                                      6.39
Transport                                               1.95
Utilities                                               4.67
Wire & Cable Products                                   0.17
Short-Term Investments                                 17.17
                                                     -------
TOTAL INVESTMENTS                                     111.48%
                                                     =======

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Institutional Series Trust

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Active Bond Fund ("Active Bond Fund"), John Hancock Dividend Performers Fund ("Dividend Performers Fund"), John Hancock Medium Capitalization Growth Fund ("Medium Capitalization Growth Fund"), John Hancock Focused Small Cap Growth Fund, (formerly John Hancock Small Capitalization Growth Fund) ("Focused Small Cap Growth Fund"), John Hancock Small Cap Equity Fund, (formerly John Hancock Small Capitalization Value Fund) ("Small Cap Equity Fund") and John Hancock International Equity Fund ("International Equity Fund") are separate portfolios of John Hancock Institutional Series Trust the ("Trust"), an open-end investment management company registered under the Investment Company Act of 1940, organized as a Massachusetts business trust in 1994. Each Fund's class of shares has equal rights as to voting, redemption, dividends and liquidation within their respective Fund. Effective November 15, 2000, the board of Trustees designated the existing shares of Focused Small Cap Growth Fund as Class I shares and authorized the issuance of Class A, Class B and Class C shares of the Fund, which will become available for sale to individuals at a later time. The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives.

The investment objective of the Active Bond Fund is a high rate of total return, consistent with prudent investment risk. The investment objective of the Dividend Performers Fund is long-term growth of capital, with income as a secondary objective. The investment objective of the Medium Capitalization Growth Fund is long-term capital appreciation. The investment objective of the Focused Small Cap Growth Fund is long-term growth of capital. The investment objective of the Small Cap Equity Fund is capital appreciation. The investment objective of the International Equity Fund is long-term growth of capital.

Significant accounting policies of the Funds are as follows:

VALUATION OF INVESTMENTS Securities in the Funds' portfolios are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Funds at a future date, usually beyond customary settlement date.

DISCOUNT AND PREMIUM ON SECURITIES The Funds accrete discount and amortize premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

EXPENSES The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five year period that began with the commencement of the investment operations of the Funds.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Funds have entered into a syndicated line of credit agreement with various banks. This agreement enables the Funds to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Funds had no outstanding borrowings activity under the line of credit during the six months ended August 31, 2001.

SECURITIES LENDING The Funds may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At August 31, 2001, Focused Small Cap Growth Fund loaned securities having a market value of $43,086 collateralized by securities in the amount of $46,374, Small Cap Equity Fund loaned securities having a market value of $4,218,150 collateralized by securities in the amount of $4,220,152 and International Equity Fund loaned securities having a market value of $555,000 collateralized by cash in the amount of $585,960. The cash collateral was invested in a short-term instrument.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Funds' daily net assets. The Funds record realized gains and losses at the time the forward foreign currency exchange contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Funds' Statement of Assets and Liabilities. The Funds may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which they intend to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

The following Fund had open forward foreign currency exchange contracts at August 31, 2001:

                                                                UNREALIZED
                             PRINCIPAL AMOUNT   EXPIRATION    APPRECIATION
CURRENCY                  COVERED BY CONTRACT        MONTH   (DEPRECIATION)
--------                  -------------------   ----------    ------------
INTERNATIONAL EQUITY FUND
Buys
South African Rand                    12,733   September '01          ($10)
                                                              ============
Sells
Euro                                   4,608   September '01           $41
Japanese Yen                      38,189,551   September '01        (9,449)
                                                              ------------
                                                                   ($9,408)
                                                              ============

FEDERAL INCOME TAXES Each Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the following Funds had capital loss carryforwards available to the extent provided by regulations to offset future net realized capital gains. To the extent such carryforwards are used by the Funds, no capital gain distributions will be made.

                             CAPITAL LOSS    CAPITAL LOSS
                             CARRYFORWARD    CARRYFORWARD
                                 EXPIRING        EXPIRING
FUND                              2/29/08         2/28/09
----                              -------         -------
Active Bond                       $49,819         $79,391
Focused Small  Cap Growth              --         332,423
International Equity                   --         636,448

Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds identify the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Funds record distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES AND OTHERS

The Funds have an investment management contract with the Adviser. Under the investment management contract, the Funds pay a monthly management fee to the Adviser equivalent, on an annual basis, to the following:

FUND                             RATE
----                             ----
Active Bond                      0.50% of average daily net assets up to $1.5 billion
                                 0.45% of such assets in excess of $1.5 billion

Dividend Performers              0.60% of average daily net assets up to $500 million
                                 0.55% of such assets in excess of $500 million

Medium Capitalization Growth     0.80% of average daily net assets up to $500 million
                                 0.75% of such assets in excess of $500 million

Focused Small Cap Growth         0.80% of average daily net assets

Small Cap Equity                 0.70% of average daily net assets up to $500 million
                                 0.65% of such assets in excess of $500 million

International Equity             0.90% of average daily net assets up to $500 million
                                 0.65% of such assets in excess of $500 million

International Equity Fund and the Adviser have a subadvisory contract with Nicholas-Applegate Capital Management LP. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit each Fund's expenses to the following:
0.60% of Active Bond Fund's average daily net assets, 0.70% of Dividend Performers Fund's average daily net assets, 0.90% of Medium Capitalization Growth Fund's average daily net assets, 0.85% (excluding any 12b-1 and transfer agent fees) of Focused Small Cap Growth Fund's average daily net assets, 0.80% of Small Cap Equity Fund's average daily net assets and 1.00% of International Equity Fund's average daily net assets at least until June 30, 2002. Accordingly, for the period ended August 31, 2001, the reduction in the Funds' expenses amounted to as follows: $42,280 for the Active Bond Fund, $28,825 for the Dividend Performers Fund, $34,873 for the Medium Capitalization Growth Fund, $33,256 for the Focused Small Cap Growth Fund, $39,020 for the Small Cap Equity Fund and $84,411 for the International Equity Fund. The Adviser has the right to terminate this limitation in the future.

The Funds have a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended August 31, 2001, all sales of shares of beneficial interest were sold at net asset value. JH Funds pays all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Funds which have not been herein specifically allocated to the Trust.

The Funds have a transfer agent agreement with John Hancock Signature Services, Inc., an indirect wholly owned subsidiary of John Hancock Life Insurance Company. Each Fund pays monthly transfer agent fees at an annual rate of 0.05% of its average daily net assets, plus certain out-of-pocket expenses.

The Funds have an agreement with the Adviser to perform necessary tax, accounting and legal services for the Funds. The compensation for the period was at an annual rate of 0.02% of the average net assets of each Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as an other asset. The deferred compensation liability and the related other assets are always equal and are marked to market on a quarterly basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Funds.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities for the Funds, other than short-term securities and obligations of the U.S. government, during the six months ended August 31, 2001, were as follows:

                                   PURCHASES        SALES
                                  ----------     -----------
Active Bond                       $9,955,086      $7,643,738
Dividend Performers                1,367,028       1,975,149
Medium Capitalization Growth      10,458,247      13,419,960
Focused Small Cap Growth           3,929,228       3,694,119
Small Cap Equity                  13,540,663      12,310,143
International Equity               5,483,205       5,542,350

The cost of investments owned on August 31, 2001, (including short-term investments) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, for federal income tax purposes, were as follows:

                                                   GROSS          GROSS  NET UNREALIZED
                                               UNREALIZED    UNREALIZED    APPRECIATION
                                    COST     APPRECIATION  DEPRECIATION   (DEPRECIATION)
                                 ----------  ------------  ------------    ------------
Active Bond                      $8,532,191      $204,603      ($24,095)       $180,508
Dividend Performers               4,941,208       936,324      (477,849)        458,475
Medium Capitalization Growth      6,303,601       428,552      (487,146)        (58,594)
Focused Small Cap Growth          4,781,686       640,526      (569,560)         70,966
Small Cap Equity                 35,596,383     4,898,886    (8,004,118)     (3,105,232)
International Equity              5,136,785       171,875      (405,570)       (233,695)

NOTE D --
CHANGE IN ACCOUNTING PRINCIPLE

Effective March 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing premiums on debt securities. Prior to this date, the Funds did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Funds, but for the Active Bond Fund resulted in a $16,519 reduction in the cost of the investments and a corresponding increase in unrealized appreciation on investments, based on securities held as of February 28, 2001. For the Active Bond Fund the effect of this change in the period ended August 31, 2001 was to decrease net investment income by $8,052, increase unrealized appreciation on investments by $2,776 and increase net realized gain on investments by $5,276. The effect of this change on the per share operating performance and the annualized ratio of net investment income to average net assets for the period ended August 31, 2001 was as follows: decrease in the net investment income by $0.01 per share, increase in net realized and unrealized gain on investments by $0.01 per share and decrease in the ratio of net investment income to average net assets by 0.20%. The Statements of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change in presentation.

NOTE E --
SHAREHOLDER MEETING

On April 25, 2001, shareholders of International Equity Fund approved a new subadvisory management contract among the International Equity Fund, the Adviser and Nicholas-Applegate Capital Management LP (487,052 FOR; 0 AGAINST; and 0 ABSTAINING).



NOTES

[This page intentionally left blank.]



NOTES

[This page intentionally left blank.]



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

This report is for the information of shareholders of the John Hancock Institutional Series Trust.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

KB0SA  8/01
      10/01






The latest report from your
Fund's management team

SEMIANNUAL REPORT

Institutional
Series Trust

Independence Balanced Fund

Independence Diversified Core Equity Fund II

Independence Medium Capitalization Fund

AUGUST 31, 2001

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



Table of Contents

                                                              Page

1) CEO Corner                                                    3

2) Portfolio Manager Commentary

   This commentary reflects the views of the portfolio management teams through the end of the Fund's period discussed in this report. Of course, the teams' views are subject to change as market and other conditios warrant.

   John Hancock Independence Balanced Fund                       4
   John Hancock Independence Diversified Core Equity Fund II     7
   John Hancock Independence Medium Capitalization Fund         10

3) Financial Statements                                         13

4) Notes to Financial Statements                                33


TRUSTEES

James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan*
* Members of Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President and
Chief Executive Officer

William L. Braman
Executive Vice President and
Chief Investment Officer

Richard A. Brown
Senior Vice President and
Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

INVESTMENT SUBADVISER

Independence Investment LLC
53 State Street
Boston, MA 02109

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, MA 02109



[A 1" x 1" photo of Maureen R. Ford, Chairman and Chief Executive
Officer, flush right next to second paragraph.]

CEO CORNER

DEAR FELLOW SHAREHOLDERS,

The U.S. stock market has had a very difficult time so far in 2001, as the economy has slowed to a near standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown with interest-rate cuts totaling three percentage points between January and the end of August.

The Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 13.40% year-to-date through August. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety. As we entered September, the stock market remained in turmoil, as investors were trying to get a clearer sense of the timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable horror was launched on the United States. We send our condolences to the victims' families and friends.

Apart from the immediate impact of devastating human loss, the events have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges -- from the Great Depression, to wars, natural disasters and global financial turmoil -- and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JANE A. SHIGLEY AND JIM SHALLCROSS,
FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Independence Balanced Fund

Economic weakness and earnings shortfalls push stocks lower; bonds rally as Fed cuts rates

Continued economic weakness, coupled with uncertainty and disappointment over corporate earnings, led to significant stock losses during the period. Although the U.S. economy narrowly escaped a recession during the six months ended August 31, 2001, the country was caught in a serious slump. Even the seven interest-rate cuts made by the Federal Reserve since January, which were meant to stimulate the economy, weren't enough to stop the stock market from sliding.

"...significant
 stock losses
 during the
 period."

[Pie chart at bottom left-hand column with heading "Portfolio
Diversification." The chart is divided into four sections (from top to left): U.S. Agencies 14%, U.S. Government 4%, Corporate Bonds 20% and Common Stock & Other 62%. A note below the chart reads "As a percentage of net assets on August 31, 2001."]

In contrast, bonds continued to soar, as rates fell and investors increasingly sought out the relative stability of fixed-income investments. Even corporate, agency and mortgage securities, which lagged their Treasury counterparts throughout much of 2000, got into the act, posting significant gains and outperforming Treasury securities in the process.

Fund performance

For the six-month period ended August 31, 2001, John Hancock Independence Balanced Fund posted a total return of -3.55%, at net asset value, compared with the average balanced fund's -3.34% return, according to Lipper, Inc. In the same period, a 50/50 blended index combining the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index returned -1.70%. For historical performance information, see page six. Our asset allocation remained at 60% to 65% in stocks and 35% to 40% in bonds.

Stocks: Leaders and laggards

Although the stock portion of the Fund suffered losses for the period, its losses were in line with those of the S&P 500 Index. However, there were some very strong performers among our holdings. Lowe's Co., a retailer of home-improvement products, benefited from the lower interest-rate environment and a surprisingly resilient housing market. First Data Corp., a technology-driven financial-services entity and one of our larger holdings, performed well thanks to continued strength in consumer spending. Diversified life insurers Hartford Financial and Lincoln National also produced strong returns.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended August 31, 2001." The chart is scaled in increments of 1% with -4% at the bottom and 0% at the top. The first bar represents the -3.55% total return for John Hancock Independence Balanced Fund. The second bar represents the -3.34% total return for Average balanced fund. The third bar represents the -1.70% total return for 50% S&P 500 Index/50% L.B. Aggregate Bond Index. A note below the chart reads "The total return for John Hancock Independence Balanced Fund is at net asset value with all distributions reinvested. The average balanced fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Among the poorest performers were specialty retailers RadioShack and CVS. RadioShack's earnings suffered from reduced commission payments from Direct TV, as some customers bought the equipment but then pirated the signal. CVS stock suffered as the company warned that future earnings would not meet expectations. CVS also was hit by a shortage of pharmacists, which caused a shortfall in prescription and general sales as customers tired of waiting in line. Drug stocks, such as Pharmacia and Merck, were hurt by the slowing in new drug approvals by the FDA.

Bonds: Focus on higher-yielding alternatives

Throughout much of the period, we maintained our focus on higher-yielding alternatives to Treasuries, including corporate and mortgage securities. That aided our performance because these groups outpaced their Treasury counterparts during the period. More recently, we've pared some of our corporate holdings in the automobile and telephone sectors, locking in their earlier strong gains and looking for more attractive opportunities elsewhere. Rather than position the Fund to benefit from rising or falling interest rates, we kept the Fund's duration -- a gauge of interest rate-sensitivity -- in line with the bond market overall. We typically maintain that stance because incorrectly positioning the Fund to benefit from interest-rate changes could easily overwhelm other factors, such as security selection.

"....we
 maintained
 our focus
 on higher-
 yielding
 alternatives
 to
 Treasuries..."

Outlook

Shortly after the Fund's period ended, the tragic terrorist attacks on the World Trade Center and the Pentagon rocked the nation. We continue to closely monitor the impact of these events on financial markets, adjusting our investment stance accordingly. As always, we'll continue to rely on our in-depth analysis in choosing investments for the Fund.



A LOOK AT PERFORMANCE

For the period ended August 31, 2001
                                                               SINCE
                                SIX       ONE       FIVE   INCEPTION
                             MONTHS      YEAR      YEARS     (7/6/95)
                            -------   -------    -------    -------
Cumulative Total Returns     (3.55%)   (11.35%)   55.24%      73.28%
Average Annual Total Returns    --     (11.35%)    9.20%       9.34%

YIELD

As of August 31, 2001

                                                          SEC 30-DAY
                                                               YIELD
                                                             -------

John Hancock Independence Balanced Fund                         1.95%


Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. The performance table above and the chart on the right do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in John Hancock Independence Balanced Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in a 50/50 blend of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. The Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
It is not possible to invest in an index.

[Line chart with the heading John Hancock Independence Balanced Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the 50/50 blended index of the Standard & Poor's 500 Index and Lehman Brothers Aggregate Bond Index and is equal to $19,282 as of August 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Independence Balanced Fund on July 6, 1995 and is equal to $17,328 as of August 31, 2001.]



BY STEPHEN LANZENDORF FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Independence Diversified
Core Equity Fund II

Weak economy keeps stocks on the ropes

The slowdown that began in earnest in the fall of 2000 continued to tighten its grip on the U.S. economy during the period. Revised estimates for second-quarter GDP (gross domestic product) were scaled back to an annual rate of just 0.2%, representing the weakest growth in more than eight years. Capital spending by businesses was hit hardest, while consumer spending remained surprisingly strong, with demand for housing particularly resilient. However, analysts worried about the consumer's ability to continue spending in the face of mounting corporate layoffs, which reached record levels in July.

[Table at bottom left-hand column entitled "Top Five Common Stock Holdings." The first listing is General Electric 4.9%, the second is Pfizer 3.9%, the third Citigroup 3.8%, the fourth ExxonMobil 3.7% and the fifth Microsoft 3.1%. A note below the table reads "As a percentage of net assets on August 31, 2001."]

After two interest-rate cuts in January 2001, the Federal Reserve Board continued to ease aggressively during the period. Half-point rate reductions in March, April and May were followed by quarter-point reductions in June and August, leaving the target federal funds rate at 3.50%.

"Stock
 selection in
 technology
 made a
 positive
 contribution
 to the Fund's
 performance
 relative to
 the S&P
 500."

Stocks responded to the deepening contraction by falling sharply in March. In April, bargain-hunters triggered a technology-led rally, which was also helped by the Fed's surprise rate cut on April 18. Buoyed by the hope that aggressive Fed easing would rescue the economy, investors pushed stocks higher through most of May. By late May, relentlessly discouraging news on the economy and corporate earnings began to undermine the rally, and share prices backed off over the summer. During the final week of August, news that consumer confidence had fallen to its lowest level in four months triggered a sharp sell-off that brought the Standard & Poor's 500 Index down near its March lows.

Performance summary

For the six months ending August 31, 2001, the John Hancock Independence Diversified Core Equity Fund II had a total return of -8.21%, slightly trailing the -7.97% return of the S&P 500 Index, but beating the -9.18% mark posted by the average large-cap value fund, according to Lipper, Inc. Historical performance can be found on page nine. Once again, value stocks far outdistanced growth stocks, while the small-cap sector maintained its edge over large-cap stocks.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended August 31, 2001." The chart is scaled in increments of 2% with -10% at the bottom and 0% at the top. The first bar represents the -8.21% total return for John Hancock Independence Diversified Core Equity Fund II. The second bar represents the -9.18% total return for Average large-cap value fund. The third bar represents the -7.97% total return for S&P 500 Index. A note below the chart reads "The total return for John Hancock Independence Diversified Core Equity Fund II is at net asset value with all distributions reinvested. The average large-cap value fund is tracked by Lipper, Inc. See the following page for historical performance information."]

The Fund's strategy of seeking undervalued stocks of companies with improving fundamentals enabled it to avoid many of the worst earnings surprises. However, in many cases even the companies themselves were surprised by the swiftness and extent of the damage to their financial results. In such a volatile environment with minimal earnings visibility, we consider it a small victory to have finished roughly in line with our benchmark.

Stock selection in technology made a positive contribution to the Fund's performance relative to the S&P 500 Index. For example, the Fund was helped by Intuit, a maker of personal finance software, which in August reported a smaller-than-expected net loss for its fiscal fourth quarter ending July 31, 2001. Moreover, although the Fund was hurt on an absolute basis by its holdings of network equipment giant Cisco Systems, which declined sharply during the period, our substantially underweighted position in Cisco helped performance versus the benchmark.

Lowe's and TJX were two retailers that made our list of top performers. Lowe's is a competitor of Home Depot that benefited from a strong housing market and aggressive expansion into large metropolitan markets. TJX, owner of T.J. Maxx and other retailing operations, was helped by continued strength in consumer spending and consumers' increasing focus on finding bargains in a weak economy.

On the down side, General Electric declined sharply due to investors' disappointment over the failed merger with Honeywell. Qwest
Communications, a telephone service provider, sharply reduced its growth estimates, and we liquidated the position entirely.

"Regardless
 of what
 happens, our
 disciplined
 strategy will
 not waver."

Outlook

The terrorist attacks that occurred shortly after the end of our reporting period on September 11, 2001, could have important political and economic ramifications that are difficult to foresee at the present time. The U.S. economy is already fragile, and any event that undermines consumer and investor confidence could have a negative effect on stock prices, at least in the short term. On the positive side, low inflation and a vigilant Fed provide some cause for optimism. Regardless of what happens, our disciplined strategy will not waver. We believe we can add value by keeping our focus on finding high-quality stocks using our tested selection process that has proven its worth over complete market cycles.



A LOOK AT PERFORMANCE

For the period ended August 31, 2001
                                                              SINCE
                                 SIX       ONE      FIVE  INCEPTION
                              MONTHS      YEAR     YEARS   (3/10/95)
                             -------   -------   -------    -------
Cumulative Total Returns      (8.21%)  (22.44%)   72.63%    131.71%
Average Annual Total Returns      --   (22.44%)   11.54%     13.85%


Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. The performance table above and the chart on the right do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in John Hancock Independence Diversified Core Equity Fund II would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

[Line chart with the heading John Hancock Independence Diversified Core Equity Fund II, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $25,923 as of August 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Independence Diversified Core Equity Fund II on March 10, 1995 and is equal to $23,171 as of August 31, 2001.]



BY STEPHEN LANZENDORF FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Independence Medium
Capitalization Fund

Mid caps bear up well as slowing trend continues

At the beginning of the current reporting period, investors were still hopeful that a proactive Federal Reserve Board could avert a prolonged economic slowdown. The Fed had trimmed short-term interest rates twice in January and, with the stock market falling sharply and more bad news on the economy in February, more rate cuts were widely expected in the spring.

"Investors'
 increasing
 preoccupation
 with
 value was a
 favorable
 factor for
 the Fund..."

[Table at bottom left-hand column entitled "Top Five Stock Holdings." The first listing is Allegheny Energy 2.0%, the second is UST, Inc. 1.9%, the third Family Dollar Stores 1.8%, the fourth SunGard Data Systems 1.7% and the fifth Trigon Healthcare 1.7%. A note below the table reads "As a percentage of net assets on August 31, 2001."]

The Fed performed as anticipated, cutting rates five times during the period. Although the markets responded with a rally during April and most of May, continued disappointing news on the economy and corporate earnings more than offset the positive effects of falling interest rates. As a result, stocks backed off during the summer and closed the period not far from their spring lows. As the end of August drew near, the markets were unsettled by waning consumer confidence numbers and the news that in the second quarter the economy registered its slowest growth in more than eight years.

Mid-cap stocks, favored with more modest valuations than the large-cap sector, generally weathered the storm well. In line with recent trends, value outperformed growth, as investors retreated to relatively inexpensive stocks with stable earnings growth.

Performance summary

For the six months ending August 31, 2001, the John Hancock Independence Medium Capitalization Fund had a total return of -2.38%, trailing the -0.19% return of the Standard & Poor's MidCap 400 Index. However, the Fund finished slightly ahead of the -2.42% return of the average multi-cap value fund, according to Lipper, Inc. Historical performance can be found on page 12.

Investors' increasing preoccupation with value was a favorable factor for the Fund, with its emphasis on undervalued stocks of companies with improving fundamentals. The most negative influence was a rapidly deteriorating earnings environment. Things got so bad that many companies refused to offer guidance about future performance because they themselves had no clue about what to expect. The lack of earnings visibility made it difficult to make rational decisions about valuations.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended August 31, 2001." The chart is scaled in increments of 1% with -3% at the bottom and 0% at the top. The first bar represents the -2.38% total return for John Hancock Independence Medium Capitalization Fund. The second bar represents the -2.42% total return for Average multi-cap value fund. The third bar represents the -0.19% total return for S&P Midcap 400 Index. A note below the chart reads "The total return for John Hancock Independence Medium Capitalization Fund is at net asset value with all distributions reinvested. The average multi-cap value fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Looking at sectors, an overweighting in health care was a positive influence, as was stock selection in health care, consumer staples, communication services and technology. On the other hand, the Fund had an overweighting in technology and an underweighting in financials, both of which hurt performance versus the benchmark.

Semiconductor manufacturer Lam Research was one positive contributor amid a sea of minus signs for our technology holdings. Semiconductor stocks were early to decline and have benefited lately from speculation that an economic upturn might not be far off. Lands' End, a clothing retailer, had sold off to very attractive levels near the beginning of the period and reflected the resilience in consumer spending. AK Steel also recovered significantly from where it traded early in the period, in part on the news that the Bush administration will impose restrictions on steel imports and thus reduce the supply available from foreign competitors.

Turning to detractors, BJ Services and Noble Drilling are both highly dependent on natural gas prices, which declined dramatically during the period due to weaker industrial demand and average summer temperatures. Comverse Technology, a provider of software used in the telecommunications industry, collapsed in July after significantly lowering its guidance for future revenues and earnings. Electronics retailer RadioShack struggled in the face of weakening sales for cellular phones, PCs and other technology products.

"...we are
 confident
 that the Fed
 will persist
 in its effort
 to turn the
 economy
 around."

Outlook

This outlook is being written in the days immediately following the terrorist attacks of September 11, 2001. Of course, the costs in human suffering of these events are incalculable. Looking at the economic impact, there are certain industries, such as the airlines and insurance, which could be adversely affected in the short run. However, we believe that the economy as a whole will hold up relatively well unless there is a significant downturn in consumer sentiment. Furthermore, we are confident that the Fed will persist in its effort to turn the economy around. The Fund's management team will focus on what we do best, which is picking stocks according to a disciplined method that has proven its value over time.



A LOOK AT PERFORMANCE

For the period ended August 31, 2001
                                                              SINCE
                                 SIX       ONE      FIVE  INCEPTION
                              MONTHS      YEAR     YEARS   (10/2/95)
                             -------   -------   -------    -------
Cumulative Total Returns      (2.38%)   (8.58%)  103.30%    124.72%
Average Annual Total Returns      --    (8.58%)   15.25%     14.67%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. The performance table above and the chart on the right do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock Independence Medium Capitalization Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's MidCap 400 Index, an unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. It consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is not possible to invest in an index.

[Line chart with the heading John Hancock Independence Medium Capitalization Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's Midcap 400 Index and is equal to $24,702 as of August 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Independence Medium Capitalization Fund on October 2, 1995 and is equal to $22,472 as of August 31 , 2001.]



FINANCIAL STATEMENTS

John Hancock Funds -- Institutional Series Trust


Statements of Assets and Liabilities
August 31, 2001 (Unaudited)
------------------------------------------------------------------------------------------------------
                                                                   INDEPENDENCE           INDEPENDENCE
                                                INDEPENDENCE   DIVERSIFIED CORE  MEDIUM CAPITALIZATION
                                               BALANCED FUND     EQUITY FUND II                   FUND
                                               -------------     --------------  ---------------------
Assets:
Investments at value (cost -
$27,822,862, $91,049,755 and
$11,027,423, respectively)                       $30,635,557       $114,845,509            $11,916,142
Joint repurchase agreement (cost -
$3,348,000, $1,397,000 and
$171,000, respectively)                            3,348,000          1,397,000                171,000
                                                 -----------        -----------            -----------
                                                  33,983,557        116,242,509             12,087,142
Cash                                                     469                476                    305
Receivable for investments sold                           --             27,359                     --
Dividends and interest receivable                    115,804            170,486                 13,781
Other assets                                           6,777             58,965                  1,327
                                                 -----------        -----------            -----------
Total Assets                                      34,127,007        116,499,795             12,102,555
------------------------------------------------------------------------------------------------------

Liabilities:
Payable for investments purchased                  3,937,647                 --                     --
Payable for shares repurchased                        41,337             82,295                  5,364
Payable to affiliates                                 13,535             51,230                    772
Accounts payable and accrued
expenses                                              29,189            135,991                 23,034
                                                 -----------        -----------            -----------
Total Liabilities                                  4,021,708            269,516                 29,170
------------------------------------------------------------------------------------------------------

Net Assets:
Capital paid-in                                   28,447,922         78,709,976             11,023,678
Accumulated net realized gain
(loss) on investments                             (1,231,271)        13,568,071                154,581
Net unrealized appreciation of
investments                                        2,812,695         23,795,754                888,719
Undistributed net investment income                   75,953            156,478                  6,407
                                                 -----------        -----------            -----------
Net Assets                                       $30,105,299       $116,230,279            $12,073,385
======================================================================================================

Net Asset Value Per Share:
(Based on 3,315,412, 14,256,553 and
1,050,470 shares, respectively, of
beneficial interest outstanding -
unlimited number of shares
authorized with no par value)                          $9.08              $8.15                 $11.49
======================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of August 31, 2001. You'll also find the net asset value per share as of that date.

See notes to financial statements.




Statement of Operations
Six months ended August 31, 2001 (Unaudited)
------------------------------------------------------------------------------------------------------
                                                                   INDEPENDENCE           INDEPENDENCE
                                                INDEPENDENCE   DIVERSIFIED CORE  MEDIUM CAPITALIZATION
                                               BALANCED FUND     EQUITY FUND II                   FUND
                                               -------------     --------------  ---------------------
Investment Income:
Interest (including income on
securities loaned of none, $910
and $10, respectively)                              $351,578            $42,947                 $6,279
Dividends (net of foreign
withholding tax of $1,044, $9,387
and $325, respectively)                              145,071            895,787                 69,199
                                               -------------     --------------  ---------------------
                                                     496,649            938,734                 75,478
                                               -------------     --------------  ---------------------
Expenses:
Investment management fee                            120,664            346,138                 57,817
Custodian fee                                         17,249             32,556                 11,879
Registration and filing fee                           14,302             46,588                 12,565
Auditing fee                                          11,393             16,333                  7,776
Transfer agent fee                                     8,619             34,614                  3,614
Accounting and legal services fee                      3,462             13,891                  1,371
Printing                                               2,666              4,707                  3,877
Miscellaneous                                          1,029              4,116                    440
Legal fee                                                289                689                     94
Trustees' fee                                            282              9,551                    201
Interest expense                                          --                 --                    144
                                               -------------     --------------  ---------------------
Total Expenses                                       179,955            509,183                 99,778
Less Expense Reductions                              (24,816)           (24,456)               (27,507)
------------------------------------------------------------------------------------------------------
Net Expenses                                         155,139            484,727                 72,271
------------------------------------------------------------------------------------------------------
Net Investment Income                                341,510            454,007                  3,207
------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments:
Net realized gain (loss) on
investments sold                                    (905,852)        (4,389,731)               185,651
Change in net unrealized
depreciation of investments                         (525,043)        (6,533,958)              (384,276)
                                               -------------     --------------  ---------------------
Net Realized and Unrealized Loss on
Investments                                       (1,430,895)       (10,923,689)              (198,625)
------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets
Resulting from Operations                        ($1,089,385)      ($10,469,682)             ($195,418)
======================================================================================================

The Statement of Operations summarizes, for each of the Funds, the investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

See notes to financial statements.





Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENCE                INDEPENDENCE DIVERSIFIED
                                                       BALANCED FUND                   CORE EQUITY FUND II
                                           ----------------------------------  -----------------------------------
                                                             SIX MONTHS ENDED                     SIX MONTHS ENDED
                                                  YEAR ENDED  AUGUST 31, 2001          YEAR ENDED  AUGUST 31, 2001
                                           FEBRUARY 28, 2001       (UNAUDITED)  FEBRUARY 28, 2001       (UNAUDITED)
                                           -----------------  ---------------   -----------------  ---------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                             $1,293,456         $341,510          $2,076,952         $454,007
Net realized gain (loss)                           3,773,845         (905,852)         76,477,429       (4,389,731)
Change in net unrealized
appreciation (depreciation)                       (2,214,398)        (525,043)        (61,720,858)      (6,533,958)
                                           -----------------  ---------------   -----------------  ---------------
Net Increase (Decrease) in Net
Assets from Operations                             2,852,903       (1,089,385)         16,833,523      (10,469,682)
                                           -----------------  ---------------   -----------------  ---------------
Distributions to Shareholders:
From net investment income                        (1,361,734)        (385,121)         (2,263,269)        (478,885)
From net realized gain                            (5,809,948)              --         (87,327,788)              --
                                           -----------------  ---------------   -----------------  ---------------
Total Distributions to Shareholders               (7,171,682)        (385,121)        (89,591,057)        (478,885)
                                           -----------------  ---------------   -----------------  ---------------
From Fund Share Transactions: *
Shares sold                                       16,398,287        3,534,711          95,730,680       55,742,745
Shares issued to shareholders in
reinvestment of distributions                      7,176,062          384,882          89,504,771          478,101
                                           -----------------  ---------------   -----------------  ---------------
                                                  23,574,349        3,919,593         185,235,451       56,220,846
Less shares repurchased                          (44,268,315)      (7,976,410)        (391,359,218)    (76,036,696)
                                           -----------------  ---------------   -----------------  ---------------
Net Decrease                                     (20,693,966)      (4,056,817)        (206,123,767)    (19,815,850)
                                           -----------------  ---------------   -----------------  ---------------

Net Assets:
Beginning of period                               60,649,367       35,636,622         425,875,997      146,994,696
                                           -----------------  ---------------   -----------------  ---------------
End of period (including
undistributed net investment
income of $136,745, $75,953,
$181,356 and $156,478,
respectively)                                    $35,636,622      $30,105,299        $146,994,696     $116,230,279
                                           =================  ===============   =================  ===============

* Analysis of Fund Share Transactions:
Shares sold                                        1,426,451          375,897           6,422,487        6,229,720
Shares issued to shareholders in
reinvestment of distributions                        722,973           41,391           9,626,939           55,520
                                           -----------------  ---------------   -----------------  ---------------
                                                   2,149,424          417,288          16,049,426        6,285,240
Less shares repurchased                           (3,857,647)        (846,985)        (29,473,073)      (8,530,135)
                                           -----------------  ---------------   -----------------  ---------------
Net Decrease                                      (1,708,223)        (429,697)        (13,423,647)      (2,244,895)
                                           =================  ===============   =================  ===============

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the end of the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

See notes to financial statements.





Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------------------
                                                                  INDEPENDENCE MEDIUM
                                                                  CAPITALIZATION FUND
                                                         -----------------------------------
                                                                            SIX MONTHS ENDED
                                                                YEAR ENDED   AUGUST 31, 2001
                                                         FEBRUARY 28, 2001        (UNAUDITED)
                                                         -----------------   ---------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                              $42,606            $3,207
Net realized gain                                                1,811,066           185,651
Change in net unrealized
appreciation (depreciation)                                       (232,293)         (384,276)
                                                         -----------------   ---------------
Net Increase (Decrease) in Net
Assets from Operations                                           1,621,379          (195,418)
                                                         -----------------   ---------------
Distributions to Shareholders:
From net investment income                                         (42,957)               --
From net realized gain                                          (2,369,957)               --
                                                         -----------------   ---------------
Total Distributions to Shareholders                             (2,412,914)               --
                                                         -----------------   ---------------
From Fund Share Transactions: *
Shares sold                                                      7,383,548         2,383,394
Shares issued to shareholders in
reinvestment of distributions                                    2,412,726                --
                                                         -----------------   ---------------
                                                                 9,796,274         2,383,394
Less shares repurchased                                         (6,545,189)       (4,995,966)
                                                         -----------------   ---------------
Net Increase (Decrease)                                          3,251,085        (2,612,572)
                                                         -----------------   ---------------

Net Assets:
Beginning of period                                             12,421,825        14,881,375
                                                         -----------------   ---------------
End of period (including
undistributed net investment
income of $3,200 and $6,407,
respectively)                                                  $14,881,375       $12,073,385
                                                         =================   ===============

* Analysis of Fund Share Transactions:
Shares sold                                                        545,802           200,371
Shares issued to shareholders in
reinvestment of distributions                                      204,296                --
                                                         -----------------   ---------------
                                                                   750,098           200,371
Less shares repurchased                                           (483,464)         (414,092)
                                                         -----------------   ---------------
Net Increase (Decrease)                                            266,634          (213,721)
                                                         =================   ===============

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Balanced Fund

Financial Highlights

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
-----------------------------------------------------------------------------------------------------------
                                                                                                        SIX
                                                                                               MONTHS ENDED
                                        YEAR ENDED FEBRUARY 28,       YEAR ENDED   YEAR ENDED     AUGUST 31,
                                 ----------------------------------  FEBRUARY 29, FEBRUARY 28,         2001
                                     1997         1998         1999         2000         2000    (UNAUDITED)
                                 --------     --------     --------     --------     --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of
Period                              $9.25        $9.94       $11.42       $11.99       $11.12        $9.52
                                 --------     --------     --------     --------     --------     --------
Net Investment Income(1)             0.38         0.38         0.26         0.27         0.28         0.10
Net Realized and Unrealized
Gain (Loss) on Investments           0.73         1.60         1.37        (0.02)        0.10        (0.44)
                                 --------     --------     --------     --------     --------     --------
Total from Investment
Operations                           1.11         1.98         1.63         0.25         0.38        (0.34)
                                 --------     --------     --------     --------     --------     --------

Less Distributions:
From Net Investment Income          (0.34)       (0.35)       (0.29)       (0.28)       (0.30)       (0.10)
From Net Realized Gain              (0.08)       (0.15)       (0.77)       (0.84)       (1.68)          --
                                 --------     --------     --------     --------     --------     --------
Total Distributions                 (0.42)       (0.50)       (1.06)       (1.12)       (1.98)       (0.10)
                                 --------     --------     --------     --------     --------     --------
Net Asset Value, End of
Period                              $9.94       $11.42       $11.99       $11.12        $9.52        $9.08
                                 ========     ========     ========     ========     ========     ========
Total Return(2,3)                  12.36%       20.44%       14.50%        1.83%        3.13%       (3.55%)(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                    $13,093      $77,116      $82,969      $60,649      $35,637      $30,105
Ratio of Expenses to Average
Net Assets                          0.90%        0.90%        0.90%        0.90%        0.90%        0.90%(5)
Ratio of Adjusted Expenses to
Average Net Assets(6)               1.64%        1.06%        0.95%        0.96%        0.91%        1.04%(5)
Ratio of Net Investment
Income to Average Net Assets        3.96%        3.52%        2.26%        2.26%        2.51%        1.98%(5,7)
Portfolio Turnover Rate              149%         224%         158%         268%         261%          94%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment.
(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(4) Not annualized.
(5) Annualized.
(6) Does not take into consideration expense reductions during the periods shown.
(7) Had the Fund not amortized premiums on debt securities, the annualized ratio of net investment income to average net assets would have been 2.03%.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains
(losses), distributions and total investment return of each Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Diversified Core Equity Fund II

Financial Highlights (continued)

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
-----------------------------------------------------------------------------------------------------------
                                                                                                        SIX
                                                                                               MONTHS ENDED
                                        YEAR ENDED FEBRUARY 28,       YEAR ENDED   YEAR ENDED     AUGUST 31,
                                 ----------------------------------  FEBRUARY 29, FEBRUARY 28,         2001
                                     1997         1998         1999         2000         2000    (UNAUDITED)
                                 --------     --------     --------     --------     --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of
Period                             $10.96       $12.76       $15.34       $15.69       $14.23        $8.91
                                 --------     --------     --------     --------     --------     --------
Net Investment Income(1)             0.20         0.17         0.12         0.09         0.09         0.03
Net Realized and Unrealized
Gain (Loss) on Investments           2.23         3.91         2.76         0.34        (0.29)       (0.76)
                                 --------     --------     --------     --------     --------     --------
Total from Investment
Operations                           2.43         4.08         2.88         0.43        (0.20)       (0.73)
                                 --------     --------     --------     --------     --------     --------

Less Distributions:
From Net Investment Income          (0.19)       (0.17)       (0.14)       (0.09)       (0.10)       (0.03)
From Net Realized Gains             (0.44)       (1.33)       (2.39)       (1.80)       (5.02)          --
                                 --------     --------     --------     --------     --------     --------
Total Distributions                 (0.63)       (1.50)       (2.53)       (1.89)       (5.12)       (0.03)
                                 --------     --------     --------     --------     --------     --------

Net Asset Value, End of
Period                             $12.76       $15.34       $15.69       $14.23        $8.91        $8.15
                                 ========     ========     ========     ========     ========     ========
Total Return(2)                    22.63%       33.61%       18.98%        1.99%       (2.68%)      (8.21%)(3,4)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                   $320,029     $572,093     $552,296     $425,876     $146,995     $116,230
Ratio of Expenses to Average
Net Assets                          0.67%        0.65%        0.63%        0.64%        0.67%        0.70%(5)
Ratio of Adjusted Expenses to
Average Net Assets(6)                  --           --           --           --           --        0.74%(5)
Ratio of Net Investment
Income to Average Net Assets        1.65%        1.12%        0.76%        0.57%        0.61%        0.66%(5)
Portfolio Turnover Rate               81%          76%          55%          69%          56%          19%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment.
(3) Not annualized.
(4) Total return would have been lower had certain expenses not been reduced during the period shown.
(5) Annualized.
(6) Does not take into consideration expense reductions during the period shown.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Medium Capitalization Fund

Financial Highlights (continued)

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
-----------------------------------------------------------------------------------------------------------
                                                                                                        SIX
                                                                                               MONTHS ENDED
                                        YEAR ENDED FEBRUARY 28,       YEAR ENDED   YEAR ENDED     AUGUST 31,
                                 ----------------------------------  FEBRUARY 29, FEBRUARY 28,         2001
                                     1997         1998         1999         2000         2000    (UNAUDITED)
                                 --------     --------     --------     --------     --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of
Period                              $9.29       $10.45       $13.30       $12.04       $12.45       $11.77
                                 --------     --------     --------     --------     --------     --------
Net Investment Income(1)             0.12         0.09         0.08         0.06         0.04           --(2)
Net Realized and Unrealized
Gain (Loss) on Investments           1.45         3.69         0.06         1.58         1.60        (0.28)
                                 --------     --------     --------     --------     --------     --------
Total from Investment
Operations                           1.57         3.78         0.14         1.64         1.64        (0.28)
                                 --------     --------     --------     --------     --------     --------

Less Distributions:
From Net Investment Income          (0.12)       (0.09)       (0.09)       (0.06)       (0.04)          --
From Net Realized Gain              (0.29)       (0.84)       (1.31)       (1.17)       (2.28)          --
                                 --------     --------     --------     --------     --------     --------
Total Distributions                 (0.41)       (0.93)       (1.40)       (1.23)       (2.32)          --
                                 --------     --------     --------     --------     --------     --------
Net Asset Value, End of
Period                             $10.45       $13.30       $12.04       $12.45       $11.77       $11.49
                                 ========     ========     ========     ========     ========     ========
Total Return(3,4)                  17.19%       37.30%        0.96%       14.18%       13.14%       (2.38%)(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                     $5,240       $9,722      $10,407      $12,422      $14,881      $12,073
Ratio of Expenses to Average
Net Assets                          1.00%        1.00%        1.00%        1.00%        1.00%        1.00%(6)
Ratio of Adjusted Expenses to
Average Net Assets(7)               2.70%        1.36%        1.60%        1.52%        1.32%        1.38%(6)
Ratio of Net Investment
Income to Average Net Assets        1.26%        0.75%        0.59%        0.44%        0.29%        0.04%(6)
Portfolio Turnover Rate               78%          65%          67%         136%         145%          33%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Less than $0.01 per share.
(3) Assumes dividend reinvestment.
(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5) Annualized.
(6) Not annualized.
(7) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Balanced Fund

Schedule of Investments
August 31, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Independence Balanced
Fund on August 31, 2001. It's divided into four main categories: common stocks, corporate bonds,
U.S. government and agencies securities, and short-term investments. The common stocks and corporate bonds are further broken down by industry group. Short-term investments, which represent the Fund's
"cash" position, are listed last.

                                                                        NUMBER OF
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                --------------  --------------
COMMON STOCKS
Advertising (0.05%)
Omnicom Group, Inc.                                                           200         $15,558
                                                                                   --------------
Aerospace (1.30%)
General Dynamics Corp.                                                      2,100         165,816
United Technologies Corp.                                                   3,300         225,720
                                                                                   --------------
                                                                                          391,536
                                                                                   --------------
Automobile/Trucks (0.98%)
Ford Motor Co.                                                              7,700         152,999
Lear Corp.*                                                                 2,200          79,728
Visteon Corp.                                                               3,600          61,560
                                                                                   --------------
                                                                                          294,287
                                                                                   --------------
Banks - United States (3.44%)
Bank of America Corp.                                                       3,300         202,950
Bank of New York Co., Inc. (The)                                            3,800         150,860
Comerica, Inc.                                                              2,600         155,350
FleetBoston Financial Corp.                                                 2,300          84,709
Mellon Financial Corp.                                                      3,100         109,275
U.S. Bancorp                                                               13,700         332,088
                                                                                   --------------
                                                                                        1,035,232
                                                                                   --------------
Beverages (1.04%)
Anheuser-Busch Cos., Inc.                                                   3,200         137,728
PepsiCo, Inc.                                                               3,700         173,900
                                                                                   --------------
                                                                                          311,628
                                                                                   --------------
Building (0.76%)
Black & Decker Corp. (The)                                                  3,300         129,789
Danaher Corp.                                                               1,800         100,026
                                                                                   --------------
                                                                                          229,815
                                                                                   --------------
Chemicals (2.05%)
Air Products & Chemicals, Inc.                                              3,300         139,920
Dow Chemical Co.                                                            7,500         262,950
Eastman Chemical Co.                                                        1,500          58,185
Praxair, Inc.                                                               3,300         155,331
                                                                                   --------------
                                                                                          616,386
                                                                                   --------------
Computers (7.19%)
Adobe Systems, Inc.                                                         2,200          73,942
BMC Software, Inc.*                                                         2,100          33,600
Cisco Systems, Inc.*                                                        3,100          50,623
Dell Computer Corp.*                                                        9,400         200,972
Electronic Data Systems Corp.                                               2,000         117,960
First Data Corp.                                                            3,300         217,305
International Business Machines Corp.                                       4,000         400,000
Intuit, Inc.*                                                               1,700          64,226
Lexmark International, Inc.*                                                2,900         150,945
Microsoft Corp.*                                                           10,600         604,730
Oracle Corp.*                                                              11,100         135,531
SunGard Data Systems, Inc.*                                                 4,800         113,520
                                                                                   --------------
                                                                                        2,163,354
                                                                                   --------------
Cosmetics & Personal Care (0.44%)
Avon Products, Inc.                                                         2,900         133,777
                                                                                   --------------
Diversified Operations (4.66%)
General Electric Co.                                                       21,700         889,266
Minnesota Mining & Manufacturing Co.                                        1,700         176,970
Tyco International Ltd.                                                     6,500         337,675
                                                                                   --------------
                                                                                        1,403,911
                                                                                   --------------
Electronics (4.04%)
Analog Devices, Inc.*                                                       1,700          81,226
Applied Materials, Inc.*                                                    1,900          81,871
Intel Corp.                                                                18,300         511,668
KLA-Tencor Corp.*                                                           3,200         157,248
Linear Technology Corp.                                                     2,900         119,132
Maxim Integrated Products, Inc.*                                            2,300         106,283
Tektronix, Inc.*                                                            2,600          50,804
Texas Instruments, Inc.                                                     2,600          86,060
Waters Corp.*                                                                 700          23,191
                                                                                   --------------
                                                                                        1,217,483
                                                                                   --------------
Energy (0.07%)
Calpine Corp.*                                                                600          19,812
                                                                                   --------------
Finance (3.98%)
Citigroup, Inc.                                                            15,200         695,400
Concord EFS, Inc.*                                                          1,300          68,211
J.P. Morgan Chase & Co.                                                     3,800         149,720
Stilwell Financial, Inc.                                                    3,400          97,240
Washington Mutual, Inc.                                                     5,000         187,200
                                                                                   --------------
                                                                                        1,197,771
                                                                                   --------------
Food (0.76%)
Archer Daniels Midland Co.                                                  8,190         109,992
Kraft Foods, Inc. (Class A)                                                 1,700          54,825
Sara Lee Corp.                                                              2,900          63,800
                                                                                   --------------
                                                                                          228,617
                                                                                   --------------
Insurance (3.02%)
American International Group, Inc.                                          3,600         281,520
Hartford Financial Services Group, Inc.
(The)                                                                       3,600         233,280
Lincoln National Corp.                                                      2,500         124,650
Marsh & McLennan Cos., Inc.                                                   600          55,740
St. Paul Cos., Inc. (The)                                                   2,800         117,684
Torchmark Corp.                                                             2,300          97,152
                                                                                   --------------
                                                                                          910,026
                                                                                   --------------
Leisure (0.55%)
Disney (Walt) Co. (The)                                                     6,500         165,295
                                                                                   --------------
Media (1.84%)
AOL Time Warner, Inc.*                                                      4,400         164,340
Clear Channel Communications, Inc.*                                         1,300          65,351
Liberty Media Corp. (Class A)*                                              8,500         129,200
Viacom, Inc. (Class B)*                                                     4,600         195,040
                                                                                   --------------
                                                                                          553,931
                                                                                   --------------
Medical (8.38%)
Abbott Laboratories #                                                       4,000         198,800
Allergan, Inc.                                                              2,200         158,950
American Home Products Corp. #                                              3,700         207,200
Invitrogen Corp.*                                                             800          54,424
Johnson & Johnson                                                           5,700         300,447
Lincare Holdings, Inc.*                                                     2,800          79,548
Merck & Co., Inc.                                                           5,400         351,540
Pfizer, Inc. #                                                             18,800         720,228
Pharmacia Corp.                                                             3,700         146,520
Schering-Plough Corp.                                                       3,000         114,390
Tenet Healthcare Corp.*                                                     1,900         105,298
Trigon Healthcare, Inc.*                                                    1,300          84,175
                                                                                   --------------
                                                                                        2,521,520
                                                                                   --------------
Mortgage Banking (0.91%)
Fannie Mae                                                                  3,600         274,356
                                                                                   --------------
Office (0.53%)
Avery Dennison Corp.                                                        2,000         102,820
Reynolds & Reynolds Co. (The)
(Class A)                                                                   2,300          57,270
                                                                                   --------------
                                                                                          160,090
                                                                                   --------------
Oil & Gas (5.20%)
BJ Services Co.*                                                            3,000          67,290
BP Amoco Plc American Depositary
Receipt (ADR) (United Kingdom)                                              1,600          81,408
Chevron Corp.                                                               2,500         226,875
Conoco, Inc. (Class A)*                                                     3,100          91,915
Enron Corp.                                                                 3,100         108,469
Exxon Mobil Corp.                                                          14,800         594,220
Kerr-McGee Corp.                                                            1,100          64,251
Royal Dutch Petroleum Co. ADR
(Netherlands)                                                               4,400         249,172
USX - Marathon Group                                                        2,600          81,926
                                                                                   --------------
                                                                                        1,565,526
                                                                                   --------------
Paper & Paper Products (0.25%)
Kimberly-Clark Corp.                                                        1,200          74,460
                                                                                   --------------
Retail (5.07%)
Abercrombie & Fitch Co. (Class A)*                                          2,000          60,680
Bed Bath & Beyond, Inc.*                                                    2,900          83,665
CVS Corp.                                                                   1,600          57,776
Home Depot, Inc. (The)                                                      5,700         261,915
Kohl's Corp.*                                                               4,300         238,650
Lowe's Cos., Inc.                                                           7,100         264,120
Target Corp.                                                                4,200         145,530
TJX Cos., Inc.                                                              3,500         122,850
Toys R Us, Inc.*                                                            2,200          52,646
Walgreen Co.                                                                2,200          75,570
Wal-Mart Stores, Inc.                                                       3,400         163,370
                                                                                   --------------
                                                                                        1,526,772
                                                                                   --------------
Soap & Cleaning Preparations (0.36%)
Colgate-Palmolive Co.                                                       2,000         108,300
                                                                                   --------------
Telecommunications (2.94%)
Broadwing, Inc.*                                                            4,000          71,840
QUALCOMM, Inc.*                                                             2,800         164,780
Sprint Corp*                                                                6,800         169,864
Verizon Communications, Inc. #                                              9,600         480,000
                                                                                   --------------
                                                                                          886,484
                                                                                   --------------
Tobacco (1.15%)
Philip Morris Cos., Inc.                                                    7,300         346,020
                                                                                   --------------
Transport (0.30%)
Burlington Northern Santa Fe Corp.                                          3,300          89,463
                                                                                   --------------
Utilities (2.23%)
Allegheny Energy, Inc.                                                      3,000         132,240
Duke Energy Corp.                                                           3,000         117,930
Dynegy, Inc. (Class A)                                                      1,900          80,123
El Paso Corp.                                                               1,900          92,321
SBC Communications, Inc.                                                    6,100         249,551
                                                                                   --------------
                                                                                          672,165
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $16,683,240)                                                        (63.49%)     19,113,575
                                                                   --------------  --------------





                                                             INTEREST        CREDIT        PAR VALUE
ISSUER, DESCRIPTION                                              RATE        RATING**  (000s OMITTED)         VALUE
-------------------                                         ---------      --------    -------------  -------------
CORPORATE BONDS
Aerospace (0.27%)
Lockheed Martin Corp.,
Bond 12-01-29                                                   8.500%         BBB-             $70         $81,813
                                                                                                     --------------
Automobile/Trucks (0.15%)
Ford Motor Co.,
Bond 10-01-28                                                   6.625          A                 50          44,777
                                                                                                     --------------
Banks - United States (1.37%)
Bank of America Corp.,
Sub Note 01-15-11                                               7.400          A                 70          75,333
First Union Corp.,
Note 11-01-04 #                                                 6.950          A                320         338,541
                                                                                                     --------------
                                                                                                            413,874
                                                                                                     --------------
Broker Services (2.78%)
Lehman Brothers Holdings, Inc.,
Note 04-01-04                                                   6.625          A                200         208,288
Note 02-05-06 #                                                 6.625          A                300         312,201
Salomon Inc.,
Sr Note 02-01-04 #                                              7.200          AA-              300         316,962
                                                                                                     --------------
                                                                                                            837,451
                                                                                                     --------------
Finance (4.06%)
Citigroup, Inc.,
Note 01-18-11                                                   6.500          AA-              190         196,302
EOP Operating L.P.,
Note 07-15-11                                                   7.000          BBB+              70          71,491
Ford Motor Credit Co.,
Note 02-01-06                                                   6.875          A                200         206,458
General Motors Acceptance Corp.,
Note 07-15-05                                                   7.500          A                200         212,810
Household Finance Corp.,
Note 05-01-04                                                   6.000          A                115         118,825
Note 01-24-06                                                   6.500          A                 90          93,689
MBNA Master Credit Card Trust
Note 11-15-04 #                                                 6.600          AAA              315         321,593
                                                                                                     --------------
                                                                                                          1,221,168
                                                                                                     --------------
Government - Foreign (0.97%)
Province of Quebec,
Deb (Canada) 09-15-29                                           7.500          A+               180         201,589
Note (Canada) 04-11-06                                          5.500          A+                90          91,254
                                                                                                     --------------
                                                                                                            292,843
                                                                                                     --------------
Media (0.49%)
News America, Inc.,
Deb 04-08-28                                                    7.125          BBB-              80          73,152
Media (continued)
Time Warner, Inc.,
Sr Gtd Note 05-15-29                                            6.625          BBB+              80          74,061
                                                                                                     --------------
                                                                                                            147,213
                                                                                                     --------------
Mortgage Banking (5.30%)
ABSC Home Equity Loan Trust,
Pass Thru Ctf Ser 2000-LB1 Class
AF2 08-21-31                                                    7.570          Aaa              140         144,834
Bear Stearns Commercial Mortgage Securities, Inc.,
Pass Thru Ctf Ser 2001-TOP2 Class
A1 02-15-35                                                     6.080          AAA               99         101,140
Chase Commercial Mortgage Securities Corp.,
Commercial Pass Thru Ctf Ser 1997-1
Class A2 02-19-07                                               7.370          AAA              140         143,612
Credit Suisse First Boston Mortgage Securities Corp.,
Commercial Mtg Pass Thru Ctf Ser
2000-C1 Class A-2 04-15-10 #                                    7.545          AAA              420         459,456
Green Tree Financial Corp.,
Pass Thru Ctf Ser 1996-8 Class A-6
10-15-27                                                        7.600          AAA              190         199,083
LB-UBS Commercial Mortgage Trust,
Pass Thru Ctf Ser 2000-C4 Class A-2
08-15-26                                                        7.370          AAA              300         323,484
Mortgage Capital Funding, Inc.,
Commercial Mtg Pass Thru Ctf Ser
1996-MC2 Class A1 12-21-26                                      6.758          Aaa               24          23,983
Residential Funding Mortgage Securities II, Inc.,
Home Loan-Backs Note, Ser 1998-HI4
09-25-18                                                        5.940          AAA              200         200,312
                                                                                                     --------------
                                                                                                          1,595,904
                                                                                                     --------------
Oil & Gas (1.46%)
Phillips Petroleum,
Note 05-25-05 #                                                 8.500          BBB              400         440,988
                                                                                                     --------------
Retail (1.32%)
Target Corp.,
Sr Note 01-15-11                                                6.350          A+               180         182,542
Wal-Mart Stores, Inc.,
Sr Note 02-15-30                                                7.550          AA               190         215,293
                                                                                                     --------------
                                                                                                            397,835
                                                                                                     --------------
Telecommunications (0.76%)
AT&T Corp.,
Note 03-15-29                                                   6.500          A                 40          35,435
BellSouth Capital Funding Corp.,
Deb 02-15-30                                                    7.875          A+                30          33,724
Qwest Capital Funding, Inc.,
Deb 07-15-28                                                    6.875          BBB+              40          36,297
WorldCom, Inc.,
Note 05-15-11                                                   7.500          BBB+             120         121,872
                                                                                                     --------------
                                                                                                            227,328
                                                                                                     --------------

Tobacco (0.28%)
Philip Morris Cos., Inc.,
Deb 10-15-03                                                    8.250          A-                80          85,434
                                                                                                     --------------
Utilities (1.03%)
Coastal Corp. (The),
Sr Note 09-15-02 #                                              8.125          BBB              300         309,690
                                                                                                     --------------
TOTAL CORPORATE BONDS
(Cost $5,783,356)                                                                           (20.25%)      6,096,318
                                                                                        -----------  --------------

U.S. GOVERNMENT AND AGENCIES SECURITIES

Government - U.S. (4.06%)
United States Treasury,
Bond 02-15-29                                                   5.250          AAA              150         145,218
Bond 08-15-17                                                   8.875          AAA               70          96,031
Bond 05-15-30                                                   6.250          AAA              185         206,678
Note 05-31-03 #                                                 4.250          AAA              340         343,720
Note 11-15-05                                                   5.750          AAA               50          52,640
Note 02-15-11 #                                                 5.000          AAA              377         379,002
                                                                                                     --------------
                                                                                                          1,223,289
                                                                                                     --------------
Government - U.S. Agencies (13.96%)
Fannie Mae,
Bond 11-15-30                                                   6.625          AAA              192         203,820
Note 05-15-03                                                   4.625          AAA               87          88,128
Note 11-14-03                                                   4.750          AAA               90          91,223
Note 06-15-09                                                   6.375          AAA               75          79,277
Federal National Mortgage Assn.,
30 Yr Pass Thru Ctf 09-15-29 ***                                6.000          AAA              610         599,514
30 Yr Pass Thru Ctf 09-15-29 ***                                7.000          AAA              936         956,770
30 Yr Pass Thru Ctf 09-15-29 ***                                6.500          AAA            1,404       1,409,265
30 Yr Pass Thru Ctf 09-15-29 ***                                7.500          AAA              600         618,378
30 Yr Pass Thru Ctf 09-01-30 ***                                8.000          AAA              150         156,000
                                                                                                     --------------
                                                                                                          4,202,375
                                                                                                     --------------
TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
(Cost $5,356,266)                                                                           (18.02%)      5,425,664
                                                                                            -------  --------------


                                                                         INTEREST         PAR VALUE
                                                                             RATE     (000s OMITTED)
                                                                         --------      ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (11.12%)
  Investment in a joint repurchase agreement transaction with
  UBS Warburg, Inc. - Dated 08-31-01, due 09-04-01 (Secured by U.S.
  Treasury Bond 8.75% due 05-15-20 and U.S. Treasury Note
  4.75% due 11-15-08)                                                       3.640%           $3,348      $3,348,000
                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS                                                                (11.12%)      3,348,000
                                                                                            -------  --------------
TOTAL INVESTMENTS                                                                          (112.88%)     33,983,557
                                                                                            -------  --------------
OTHER ASSETS AND LIABILITIES, NET                                                           (12.88%)     (3,878,258)
                                                                                            -------  --------------
TOTAL NET ASSETS                                                                           (100.00%)    $30,105,299
                                                                                            =======  ==============

  * Non-income producing security.

 ** Credit ratings by Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

*** These securities, having an aggregate value of $3,940,239 or 13.09% of the Fund's net assets, have been purchased as a forward commitment -- that is, the Fund has agreed on trade date, to take delivery of and to make payment for these securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of these securities is fixed at trade date, although the Fund does not earn any interest on these securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitments.

  # These securities, totaling the market value of $4,084,506, have been segregated to cover the forward commitments.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issue.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Diversified Core Equity Fund II

Schedule of Investments
August 31, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Independence
Diversified Core Equity Fund II on August 31, 2001. It's divided into two main categories:
common stocks and short-term investments. Common stocks are further broken down by industry group
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                --------------  --------------
COMMON STOCKS
Advertising (0.07%)
Omnicom Group, Inc.                                                         1,000         $77,790
                                                                                   --------------
Aerospace (2.30%)
General Dynamics Corp.                                                     15,600       1,231,776
United Technologies Corp.                                                  21,100       1,443,240
                                                                                   --------------
                                                                                        2,675,016
                                                                                   --------------
Automobile/Trucks (1.73%)
Borg-Warner Automotive, Inc.                                                6,600         337,260
Ford Motor Co.                                                             60,800       1,208,096
Lear Corp.*                                                                12,800         463,872
                                                                                   --------------
                                                                                        2,009,228
                                                                                   --------------
Banks - United States (5.09%)
Bank of America Corp.                                                      25,700       1,580,550
Bank of New York Co., Inc. (The)                                           19,800         786,060
Comerica, Inc.                                                             16,800       1,003,800
FleetBoston Financial Corp.                                                14,200         522,986
Mellon Financial Corp.                                                     24,700         870,675
U.S. Bancorp                                                               47,700       1,156,248
                                                                                   --------------
                                                                                        5,920,319
                                                                                   --------------
Beverages (0.95%)
Anheuser-Busch Cos., Inc.                                                  14,400         619,776
PepsiCo, Inc.                                                              10,300         484,100
                                                                                   --------------
                                                                                        1,103,876
                                                                                   --------------
Building (1.03%)
Black & Decker Corp. (The)                                                 14,200         558,486
Danaher Corp.                                                              11,400         633,498
                                                                                   --------------
                                                                                        1,191,984
                                                                                   --------------
Chemicals (2.79%)
Air Products & Chemicals, Inc.                                             18,300         775,920
Dow Chemical Co. (The)                                                     37,900       1,328,774
Eastman Chemical Co.                                                        8,800         341,352
Praxair, Inc.                                                              17,000         800,190
                                                                                   --------------
                                                                                        3,246,236
                                                                                   --------------
Computers (11.76%)
Adobe Systems, Inc.                                                         9,900         332,739
BMC Software, Inc.*                                                        11,300         180,800
Cadence Design Systems, Inc.*                                              21,800         479,164
Cisco Systems, Inc.*                                                       36,300         592,779
Dell Computer Corp.*                                                       51,600       1,103,208
Electronic Data Systems Corp.                                               5,400         318,492
First Data Corp.                                                           22,900       1,507,965
International Business Machines Corp.                                      23,600       2,360,000
Intuit, Inc.*                                                               8,000         302,240
Lexmark International, Inc.*                                               17,100         890,055
Microsoft Corp.*                                                           62,500       3,565,625
Network Associates, Inc.*                                                  18,400         291,640
Oracle Corp.*                                                              57,000         695,970
PeopleSoft, Inc.*                                                           6,000         206,880
Sabre Holdings Corp.*                                                       8,300         350,094
SunGard Data Systems, Inc.*                                                20,800         491,920
                                                                                   --------------
                                                                                       13,669,571
                                                                                   --------------
Cosmetics & Personal Care (0.95%)
Avon Products, Inc.                                                        23,900       1,102,507
                                                                                   --------------
Diversified Operations (2.99%)
Minnesota Mining & Manufacturing Co.                                       12,600       1,311,660
Tyco International Ltd.                                                    41,700       2,166,315
                                                                                   --------------
                                                                                        3,477,975
                                                                                   --------------
Electronics (10.58%)
Altera Corp.*                                                               7,800         221,520
Analog Devices, Inc.*                                                       8,600         410,908
Applied Materials, Inc.*                                                   11,000         473,990
General Electric Co.                                                      140,000       5,737,200
Intel Corp.                                                               100,900       2,821,164
KLA-Tencor Corp.*                                                          15,700         771,498
Linear Technology Corp.                                                     9,500         390,260
Maxim Integrated Products, Inc.*                                           10,900         503,689
Novellus Systems, Inc.*                                                     5,500         243,705
Tektronix, Inc.*                                                           10,000         195,400
Waters Corp.*                                                               4,700         155,711
Xilinx, Inc.*                                                               9,500         370,880
                                                                                   --------------
                                                                                       12,295,925
                                                                                   --------------
Energy (0.10%)
Calpine Corp.*                                                              3,600         118,872
                                                                                   --------------
Finance (6.15%)
Citigroup, Inc.                                                            96,400       4,410,300
Concord EFS, Inc.*                                                         10,100         529,947
J.P. Morgan Chase & Co.                                                    19,200         756,480
Stilwell Financial, Inc.                                                   11,800         337,480
Washington Mutual, Inc.                                                    29,900       1,119,456
                                                                                   --------------
                                                                                        7,153,663
                                                                                   --------------
Food (0.71%)
Archer Daniels Midland Co.                                                 36,540         490,732
Kraft Foods, Inc. (Class A)                                                10,300         332,175
                                                                                   --------------
                                                                                          822,907
                                                                                   --------------
Insurance (3.51%)
American International Group, Inc.                                          5,400         422,280
CIGNA Corp.                                                                 5,200         468,000
Hartford Financial Services Group, Inc. (The)                              26,000       1,684,800
Lincoln National Corp.                                                     23,000       1,146,780
Marsh & McLennan Cos., Inc.                                                 3,800         353,020
                                                                                   --------------
                                                                                        4,074,880
                                                                                   --------------
Leisure (0.68%)
Disney (Walt) Co. (The)                                                    31,200         793,416
                                                                                   --------------
Media (2.93%)
AOL Time Warner, Inc.*                                                     25,900         967,365
Clear Channel Communications, Inc.*                                         7,500         377,025
Liberty Media Corp. (Class A)*                                             45,900         697,680
Viacom, Inc. (Class B)*                                                    32,200       1,365,280
                                                                                   --------------
                                                                                        3,407,350
                                                                                   --------------
Medical (13.99%)
Abbott Laboratories                                                        17,200         854,840
Allergan, Inc.                                                              8,300         599,675
American Home Products Corp.                                               20,900       1,170,400
Baxter International, Inc.                                                 21,600       1,114,560
Bristol-Myers Squibb Co.                                                   17,000         954,380
Invitrogen Corp.*                                                           6,100         414,983
Johnson & Johnson                                                          37,100       1,955,541
Laboratory Corp. of America
Holdings*                                                                   9,700         755,630
Lincare Holdings, Inc.*                                                    15,500         440,355
Merck & Co., Inc.                                                          36,200       2,356,620
Pfizer, Inc.                                                              118,000       4,520,580
Pharmacia Corp.                                                             5,200         205,920
Schering-Plough Corp.                                                      10,000         381,300
Trigon Healthcare, Inc.*                                                    8,200         530,950
                                                                                   --------------
                                                                                       16,255,734
                                                                                   --------------
Mortgage Banking (1.76%)
Fannie Mae                                                                 26,900       2,050,049
                                                                                   --------------
Office (0.78%)
Avery Dennison Corp.                                                       10,900         560,369
Reynolds & Reynolds Co. (The)
(Class A)                                                                  13,700         341,130
                                                                                   --------------
                                                                                          901,499
                                                                                   --------------
Oil & Gas (7.56%)
El Paso Corp.                                                              11,900         578,221
Enron Corp.                                                                11,200         391,888
Exxon Mobil Corp.                                                         106,600       4,279,990
Kerr-McGee Corp.                                                           10,400         607,464
Royal Dutch Petroleum Co.
American Depositary Receipts (ADR)
(Netherlands)                                                              42,800       2,423,764
USX - Marathon Group                                                       16,100         507,311
                                                                                   --------------
                                                                                        8,788,638
                                                                                   --------------
Paper & Paper Products (0.38%)
Kimberly-Clark Corp.                                                        7,100         440,555
                                                                                   --------------
Retail (8.69%)
Abercrombie & Fitch Co. (Class A)*                                         11,600         351,944
Bed Bath & Beyond, Inc.*                                                   13,600         392,360
CVS Corp.                                                                   7,900         285,269
Home Depot, Inc. (The)                                                     25,100       1,153,345
Kohl's Corp.*                                                              23,500       1,304,250
Lowe's Cos., Inc.                                                          40,800       1,517,760
May Department Stores Co. (The)                                             8,500         286,025
Target Corp.                                                               21,700         751,905
TJX Cos., Inc.                                                             23,600         828,360
Walgreen Co.                                                               13,000         446,550
Wal-Mart Stores, Inc.                                                      57,800       2,777,290
                                                                                   --------------
                                                                                       10,095,058
                                                                                   --------------
Soap & Cleaning Preparations (0.52%)
Colgate-Palmolive Co.                                                       6,400         346,560
Procter & Gamble Co. (The)                                                  3,400         252,110
                                                                                   --------------
                                                                                          598,670
                                                                                   --------------
Steel (0.41%)
Nucor Corp.                                                                 9,800         476,280
                                                                                   --------------
Telecommunications (5.12%)
Broadwing, Inc.*                                                           24,900         447,204
General Motors Corp. (Class H)*                                            16,800         313,320
QUALCOMM, Inc.*                                                            16,400         965,140
Sprint Corp. (PCS Group)*                                                  47,300       1,181,554
Verizon Communications.                                                    47,600       2,380,000
WorldCom, Inc.*                                                            51,900         667,434
                                                                                   --------------
                                                                                        5,954,652
                                                                                   --------------
Tobacco (1.91%)
Philip Morris Cos., Inc.                                                   38,400       1,820,160
UST, Inc.                                                                  12,200         402,600
                                                                                   --------------
                                                                                        2,222,760
                                                                                   --------------
Utilities (3.37%)
Allegheny Energy, Inc.                                                     17,800         784,624
Duke Energy Corp.                                                          10,100         397,031
Dynegy, Inc. (Class A)                                                     14,300         603,031
Exelon Corp.                                                               23,900       1,304,940
SBC Communications, Inc.                                                   20,300         830,473
                                                                                   --------------
                                                                                        3,920,099
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $91,049,755)                                                        (98.81%)    114,845,509
                                                                    -------------  --------------


                                                         INTEREST       PAR VALUE
                                                             RATE   (000s OMITTED)
                                                         --------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.20%)
Investment in a joint repurchase
agreement transaction with
UBS Warburg, Inc. - Dated
08-31-01, due 09-04-01
(Secured by U.S. Treasury Bond
8.750% due 05-15-20 and
U.S. Treasury Note 4.750%
due 11-15-08)                                               3.64%          $1,397      $1,397,000
                                                                    -------------  --------------
TOTAL SHORT-TERM INVESTMENTS                                               (1.20%)      1,397,000
                                                                    -------------  --------------
TOTAL INVESTMENTS                                                        (100.01%)    116,242,509
                                                                    -------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.01%)        (12,230)
                                                                    -------------  --------------
TOTAL NET ASSETS                                                         (100.00%)   $116,230,279
                                                                    =============  ==============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Medium Capitalization Fund

Schedule of Investments
August 31, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Independence Medium
Capitalization Fund on August 31, 2001. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                --------------  --------------
COMMON STOCKS
Abrasives (1.10%)
Cabot Microelectronics Corp.*                                               1,900        $133,095
                                                                                   --------------
Aerospace (1.07%)
General Dynamics Corp.                                                        500          39,480
Precision Castparts Corp.                                                   2,600          89,284
                                                                                   --------------
                                                                                          128,764
                                                                                   --------------
Automobile/Trucks (4.44%)
Borg-Warner Automotive, Inc.                                                2,200         112,420
Lear Corp.*                                                                 4,000         144,960
Ryder System, Inc.                                                          3,000          67,770
Superior Industries International, Inc.                                     2,600          99,710
Visteon Corp.                                                               6,500         111,150
                                                                                   --------------
                                                                                          536,010
                                                                                   --------------
Banks - United States (4.83%)
Comerica, Inc.                                                              2,200         131,450
Mellon Financial Corp.                                                        700          24,675
SouthTrust Corp.                                                            6,300         153,468
Synovus Financial Corp.                                                     3,300         101,640
TCF Financial Corp.                                                         3,800         172,520
                                                                                   --------------
                                                                                          583,753
                                                                                   --------------
Building (3.90%)
Black & Decker Corp. (The)                                                  5,000         196,650
Centex Corp.                                                                4,500         197,100
Danaher Corp.                                                               1,400          77,798
                                                                                   --------------
                                                                                          471,548
                                                                                   --------------
Chemicals (2.29%)
Air Products & Chemicals, Inc.                                              2,100          89,040
Eastman Chemical Co.                                                        1,300          50,427
Praxair, Inc.                                                               2,900         136,503
                                                                                   --------------
                                                                                          275,970
                                                                                   --------------
Computers (12.48%)
Adobe Systems, Inc.                                                         1,400          47,054
BEA Systems, Inc.*                                                          1,100          17,787
Cadence Design Systems, Inc.*                                               8,000         175,840
CDW Computer Centers, Inc.                                                  3,100         126,480
First Data Corp.                                                            1,000          65,850
Fiserv, Inc.*                                                               1,700          92,089
Intuit, Inc.*                                                               1,900          71,782
Lexmark International, Inc.*                                                2,500         130,125
Mentor Graphics Corp.*                                                      3,200          52,800
Network Associates, Inc.*                                                   6,900         109,365
NVIDIA Corp.*                                                               1,367         115,799
PeopleSoft, Inc.*                                                           2,055          70,856
Sabre Holdings Corp.*                                                       3,600         151,848
SunGard Data Systems, Inc.*                                                 8,900         210,485
Sybase, Inc.*                                                               5,000          68,850
                                                                                   --------------
                                                                                        1,507,010
                                                                                   --------------
Cosmetics & Personal Care (0.30%)
Avon Products, Inc.                                                           800          36,904
                                                                                   --------------
Electronics (8.28%)
Advanced Micro Devices, Inc.*                                               3,100          42,005
Analog Devices, Inc.*                                                       1,800          86,004
KLA-Tencor Corp.*                                                           2,100         103,194
Lam Research Corp.*                                                         4,200         118,902
Linear Technology Corp.                                                     2,000          82,160
LSI Logic Corp.*                                                            3,200          64,800
Maxim Integrated Products, Inc.*                                            1,900          87,799
Novellus Systems, Inc.*                                                     1,400          62,034
QLogic Corp.*                                                                 500          15,005
Tektronix, Inc.*                                                            3,300          64,482
TriQuint Semiconductor, Inc.*                                               3,400          72,080
Waters Corp.*                                                               4,200         139,146
Xilinx, Inc.*                                                               1,600          62,464
                                                                                   --------------
                                                                                        1,000,075
                                                                                   --------------
Energy (0.22%)
Calpine Corp.*                                                                800          26,416
                                                                                   --------------
Finance (2.17%)
Concord EFS, Inc.*                                                          2,200         115,434
Golden West Financial Corp.                                                 1,300          75,231
Stilwell Financial, Inc.                                                    2,500          71,500
                                                                                   --------------
                                                                                          262,165
                                                                                   --------------
Food (1.30%)
Hormel Foods Corp.                                                          4,000         101,880
Sensient Technologies Corp.                                                 2,500          54,975
                                                                                   --------------
                                                                                          156,855
                                                                                   --------------
Furniture (0.67%)
Hillenbrand Industries, Inc.                                                1,500          81,450
                                                                                   --------------
Instruments - Scientific (0.37%)
Millipore Corp.                                                               700          44,415
                                                                                   --------------
Insurance (6.71%)
Everest Re Group Ltd. (Bermuda)                                               900          58,410
First Health Group Corp.*                                                   4,400         123,200
Hartford Financial Services Group, Inc. (The)                               2,000         129,600
Lincoln National Corp.                                                      1,800          89,748
PartnerRe Ltd. (United Kingdom)                                             2,600         128,310
St. Paul Cos., Inc. (The)                                                   1,900          79,857
Torchmark Corp.                                                             3,000         126,720
XL Capital Ltd. (Class A)                                                     900          74,700
                                                                                   --------------
                                                                                          810,545
                                                                                   --------------
Media (2.69%)
EchoStar Communications Corp.*                                              1,500          42,240
Knight-Ridder, Inc.                                                         1,000          60,600
Reader's Digest Association, Inc.
(Class A)                                                                   2,500          46,750
Univision Communications, Inc.
(Class A)*                                                                  1,000          29,830
Westwood One, Inc.*                                                         5,100         145,350
                                                                                   --------------
                                                                                          324,770
                                                                                   --------------
Medical (11.66%)
Allergan, Inc.                                                              2,600         187,850
Cephalon, Inc.                                                              1,300          76,986
CV Therapeutics, Inc.*                                                      2,000          99,540
Forest Laboratories, Inc.*                                                    300          21,903
Genzyme Corp.*                                                              2,700         152,928
Inspire Pharmaceuticals, Inc.*                                              3,400          37,298
Invitrogen Corp.*                                                           2,200         149,666
King Pharmaceuticals, Inc.*                                                 1,333          57,652
Laboratory Corp. of America
Holdings*                                                                   1,400         109,060
Lincare Holdings, Inc.*                                                     7,000         198,870
Trigon Healthcare, Inc.*                                                    3,200         207,200
Universal Health Services, Inc.
(Class B)*                                                                  2,300         108,790
                                                                                   --------------
                                                                                        1,407,743
                                                                                   --------------
Metal (1.07%)
Worthington Industries, Inc.                                                9,200         128,800
                                                                                   --------------
Office (1.40%)
Avery Dennison Corp.                                                        1,500          77,115
Reynolds & Reynolds Co. (The)
(Class A)                                                                   3,700          92,130
                                                                                   --------------
                                                                                          169,245
                                                                                   --------------
Oil & Gas (8.50%)
Amerada Hess Corp.                                                          1,500         116,565
Anadarko Petroleum Corp.                                                      400          20,700
Apache Corp.                                                                  700          32,851
Baker Hughes, Inc.                                                            400          13,176
BJ Services Co.*                                                            7,000         157,010
Conoco, Inc. (Class A)                                                      4,600         136,390
Cooper Cameron Corp.*                                                       1,300          56,225
Imperial Oil Ltd. (Canada)                                                  2,600          70,174
Kerr-McGee Corp.                                                              500          29,205
Murphy Oil Corp.                                                            1,200          90,600
Noble Drilling Corp.*                                                       4,000         108,800
Sunoco, Inc.                                                                3,800         143,754
USX - Marathon Group                                                        1,600          50,416
                                                                                   --------------
                                                                                        1,025,866
                                                                                   --------------
Paper & Paper Products (0.67%)
Abitibi-Consolidated, Inc. (Canada)                                        10,400          80,600
                                                                                   --------------
Printing - Commercial (0.59%)
Donnelley (R.R.) & Sons                                                     2,400          71,568
                                                                                   --------------
Retail (9.82%)
Abercrombie & Fitch Co. (Class A)*                                          4,300         130,462
Bed Bath & Beyond, Inc.*                                                    3,473         100,196
BJ's Wholesale Club, Inc.*                                                  2,100         102,900
Brinker International, Inc.*                                                4,400         117,040
CVS Corp.                                                                   1,000          36,110
Darden Restaurants, Inc.                                                    2,400          68,688
Family Dollar Stores, Inc.                                                  7,100         213,000
Kohl's Corp.*                                                               1,300          72,150
Land's End, Inc.                                                            2,400          92,208
TJX Cos., Inc.                                                              2,700          94,770
Toys R Us, Inc.*                                                            3,500          83,755
Wendy's International, Inc.                                                 2,600          73,814
                                                                                   --------------
                                                                                        1,185,093
                                                                                   --------------
Soap & Cleaning Preparations (0.17%)
Ecolab, Inc.                                                                  500          20,040
                                                                                   --------------
Steel (1.36%)
AK Steel Holding Corp.                                                     12,600         164,052
                                                                                   --------------
Telecommunications (1.37%)
Broadwing, Inc.*                                                            9,200         165,232
                                                                                   --------------
Textile (0.69%)
Jones Apparel Group, Inc.*                                                  2,600          82,940
                                                                                   --------------
Tobacco (1.90%)
UST, Inc.                                                                   6,947         229,251
                                                                                   --------------
Transportation (0.70%)
CNF Transportation, Inc.                                                    2,800          84,084
                                                                                   --------------
Utilities (5.98%)
Allegheny Energy, Inc.                                                      5,500         242,440
Dominion Resources, Inc.                                                    2,000         125,900
Dynegy, Inc. (Class A)                                                      1,100          46,387
Exelon Corp.                                                                2,386         130,276
UtiliCorp United, Inc.                                                      5,500         176,880
                                                                                   --------------
                                                                                          721,883
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $11,027,423)                                                        (98.70%)     11,916,142
                                                                   --------------  --------------


                                                     INTEREST        PAR VALUE
                                                         RATE      (000s OMITTED)
                                                     --------      --------------
SHORT-TERM INVESTMENTS
  Joint Repurchase Agreement (1.41%)
  Investment in a joint repurchase
  agreement transaction with
  UBS Warburg, Inc. - Dated
  08-31-01, due 09-04-01
  (Secured by U.S. Treasury Bond
  8.750% due 05-15-20 and
  U.S. Treasury Note 4.750%
  due 11-15-08)                                        3.64%                $171         $171,000

TOTAL SHORT-TERM INVESTMENTS                                              (1.41%)         171,000
                                                                   --------------  --------------
TOTAL INVESTMENTS                                                       (100.11%)      12,087,142
                                                                   --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                         (0.11%)         (13,757)
                                                                   --------------  --------------
TOTAL NET ASSETS                                                        (100.00%)     $12,073,385
                                                                   ==============  ==============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Institutional Series Trust

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Independence Balanced Fund ("Independence Balanced Fund"), John Hancock Independence Diversified Core Equity Fund II ("Independence Diversified Core Equity Fund II") and John Hancock Independence Medium Capitalization Fund ("Independence Medium Capitalization Fund") (each, a "Fund" and collectively, the "Funds"), are separate portfolios of John Hancock Institutional Series Trust ("Trust"), an open-end investment management company registered under the Investment Company Act of 1940, organized as a Massachusetts business trust in 1994. The investment objective of Independence Balanced Fund and Independence Diversified Core Equity Fund II is to seek above average total return consisting of capital appreciation and income. The investment objective of Independence Medium Capitalization Fund is to seek above average total return. Each Fund's class of shares has equal rights as to voting, redemption, dividends and liquidation within their respective Fund. The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives.

Significant accounting policies of the Funds are as follows:

VALUATION OF INVESTMENTS Securities in each Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to each Fund at a future date, usually beyond customary settlement date.

DISCOUNT AND PREMIUM ON SECURITIES The Funds accrete discount and amortize premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

EXPENSES The majority of the expenses are directly identifiable to an individual fund. Expenses, which are not readily identifiable to a specific fund, will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Funds have entered into a syndicated line of credit agreement with various banks. This agreement enables the Funds to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Funds had no borrowing activities under the line of credit during the period ended August 31, 2001.

SECURITIES LENDING The Funds may lend securities to certain qualified brokers who pay the Funds negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At August 31, 2001, the Independence Diversified Core Equity Fund II loaned securities having a market value of $664,372 collateralized by securities in the amount of $666,606.

FEDERAL INCOME TAXES Each Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds identify the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Funds record distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Funds have an investment management contract with the Adviser. Under the investment management contract, the Funds pay monthly management fees to the Adviser, equivalent, on an annual basis, to the following:

FUND                 RATE
-------------------  ----------------------------------------------------
Independence         0.70% of average daily net assets up to $500 million
Balanced Fund        0.65% of such assets in excess of $500 million

Independence
Diversified Core     0.50% of average daily net assets up to $1 billion
Equity Fund II       0.45% of such assets in excess of $1 billion

Independence Medium 0.80% of average daily net assets up to $500 million Capitalization Fund 0.75% of such assets in excess of $500 million

The Funds and the Adviser have a subadvisory contract with Independence Investment LLC, a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). The Funds are not responsible for payment of subadviser's fees.


The Adviser has agreed to limit the Funds' expenses to 0.90% of Independence Balanced Fund's average daily net assets, 0.70% of Independence Diversified Core Equity Fund II's average daily net assets and 1.00% of Independence Medium Capitalization Fund's average daily net assets at least until June 30, 2002. Accordingly, for the period ended August 31, 2001, the reduction in the Funds' expenses amounted to $24,816 for Independence Balanced Fund, $24,456 for Independence Diversified Core Equity Fund II and $27,507 for Independence Medium Capitalization Fund. The Adviser reserves the right to terminate this limitation in the future.

The Funds have a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended August 31, 2001, all sales of shares of beneficial interest were sold at net asset value. JH Funds pay all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Funds which have not been herein specifically allocated to the Trust.

The Funds have a transfer agent agreement with John Hancock Signature Services, Inc., an indirect wholly owned subsidiary of JHLICo. The Funds pay a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of the Funds' average daily net asset value, plus certain out-of-pocket expenses.

The Funds have an agreement with the Adviser to perform necessary tax, accounting and legal services for each Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of each Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Funds.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities for the Funds, other than short-term investments, during the period ended August 31, 2001, were as follows:

                                   PURCHASES        PROCEEDS
                                  ----------     -----------
Independence Balanced Fund
U.S. Government Securities        $1,288,686        $362,928
Other Investments                 30,861,595      35,579,450

Independence Diversified
Core Equity Fund II               26,129,570      50,527,238

Independence Medium
Capitalization
Fund                               4,698,131       7,155,986

The cost of investments owned on August 31, 2001 (including short-term investments), and gross unrealized appreciation and depreciation of investments owned by the Funds, for a federal income tax purpose, were as follows:

                                  GROSS          GROSS  NET UNREALIZED
                              UNREALIZED    UNREALIZED    APPRECIATION
                   COST     APPRECIATION  DEPRECIATION   (DEPRECIATION)
                ----------  ------------  ------------    ------------
Independence
Balanced
Fund           $31,286,096    $4,041,840    $1,344,379      $2,697,461

Independence
Diversified
Core Equity
Fund II         92,565,820    31,336,374     7,659,685      23,676,689

Independence
Medium
Capitalization
Fund            11,262,682     1,853,509     1,029,049         824,460


NOTE D --
CHANGE IN ACCOUNTING PRINCIPLE

Effective March 1, 2001 the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing premiums on debt securities. Prior to this date, the Funds did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Funds, but for the Independence Balanced Fund resulted in a $17,181 reduction in the cost of the investments and a corresponding increase in unrealized appreciation on investments, based on securities held as of February 28, 2001.

For the Independence Balanced Fund the effect of this change in the period ended August 31, 2001 was to decrease net investment income by $8,693, increase unrealized appreciation on investments by $541 and decrease net realized loss on investments by $8,152. The effect of this change on the per share operating performance and the annualized ratio of net investment income to average net assets for the period ended August 31, 2001 was as follows: decrease in the net investment income by less than $0.00 per share, decrease in net realized and unrealized loss on investments by less than $0.00 per share and decrease in the ratio of net investment income to average net assets by 0.05%. The Statements of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change in presentation.



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

This report is for the information of shareholders of the John Hancock Institutional Series Trust.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]


KI0SA  8/01
      10/01






John Hancock

Core
Growth
Fund

SEMI
ANNUAL
REPORT

8.31.01

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

For your information
page 25


Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time so far in 2001, as the economy has slowed to a near standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown with interest-rate cuts totaling three percentage points between January and the end of August.

The Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 13.40% year-to-date through August. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety. As we entered September, the stock market remained in turmoil, as investors were trying to get a clearer sense of the timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable horror was launched on the United States. We send our condolences to the victims' families and friends.

Apart from the immediate impact of devastating human loss, the events have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges -- from the Great Depression, to wars, natural disasters and global financial turmoil -- and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
capital apprecia-
tion by investing
in large-capitaliza-
tion stocks with
high potential
earnings growth.

Over the last six months

* Stock prices declined across nearly all sectors, as the economy slowed significantly.

* Semiconductor stocks were positive contributors to performance.

* The Fund focused on stocks with consistent earnings growth even in a weak economy.

[Bar chart with heading "John Hancock Core Growth Fund." Under the heading is a note that reads "Fund performance for the six months ended August 31, 2001." The chart is scaled in increments of 5% with -15% at the bottom and 0% at the top. The first bar represents the -12.61% total return for Class A. The second bar represents the -12.83% total return for Class B. The third bar represents the -12.90% total return for Class
C. The fourth bar represents the -12.20 total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]


Top 10 holdings

 9.1%   General Electric
 6.8%   Pfizer
 4.9%   Microsoft
 4.2%   Intel
 2.9%   IBM
 2.6%   Wal-Mart Stores
 2.5%   Merck
 2.3%   Cisco Systems
 2.2%   Exelon
 2.1%   Dominion Resources

As a percentage of net assets on August 31, 2001.



MANAGERS'
REPORT

BY COREEN KRAYSLER FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Core Growth Fund

Volatility plagued the stock market throughout the spring and summer months, leaving investors with few places to hide. Early on, stock prices sagged as investors worried about economic uncertainty and disappointing corporate earnings. By April, however, the market was in a turnaround mode, buoyed by the Federal Reserve's aggressive stance in lowering short-term interest rates. Unfortunately, the rally was short-lived, as prospects for an economic recovery were pushed further out and second-quarter earnings for many companies fell below expectations. Most sectors declined throughout the summer. Investors renewed their focus on reasonable valuations, economic sensitivity and stable earnings, leaving large-cap growth stocks well behind both small-cap and value stocks. The Russell 1000 Growth Index closed the six months ended August 31, 2001, with a -13.50% return, compared with a -3.08% return for the Russell 1000 Value Index.

"Volatility plagued the
 stock market throughout
 the spring and summer
 months, leaving
 investors with few
 places to hide."

PERFORMANCE REVIEW

In this unfavorable environment, John Hancock Core Growth Fund held fast to its disciplined strategy. The Fund's industry diversification and risk characteristics continued to parallel those of the Russell 1000 Growth Index. Our stock selection, however, differed from the index, as we concentrated on finding large-cap stocks with cheap valuations and strong earnings growth prospects. For the six months ended August 31, 2001, the Fund's Class A, Class B, Class C and Class I shares returned -12.61%, -12.83%, -12.90% and -12.20%, respectively, at net asset value. While disappointing, these returns outpaced the average large-cap growth fund, which returned -15.16% over the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's if you were not invested for the exact same period and did not reinvest all distributions. See pages six and seven for historical performance information.

"Our focus is on companies
 that we believe can meet
 earnings expectations
 even if the economy
 remains weak..."

STRONG SELECTIONS

The Fund benefited from having sizable stakes in Microsoft and IBM, both of which did well as investors searched for safe havens in a tumultuous time. Several investments in the semiconductor area also rallied nicely amid expectations of an impending upturn in the semiconductor cycle. Among them were Analog Devices and Texas Instruments, both of which make semiconductors for communications products. Cabot Microelectronics, which supplies materials used in the manufacture of semiconductors, also produced strong gains. In the telecom sector, QUALCOMM, which pioneered the new technology used in digital wireless communications, did quite well after signing an agreement to supply Nokia, the cell phone manufacturer. In addition, Lowe's, the home-improvement retailer, saw its stock price climb as sales and profits outpaced the competition. ALZA, a pharmaceutical company, benefited from being acquired at a nice premium by Johnson & Johnson. And Concord EFS, a financial transaction processor, did well as investors rewarded its steady revenue stream.

NEAR-TERM DISAPPOINTMENTS

Our losses in other areas, however, overshadowed these gains. In the technology sector, Cisco Systems faltered as telecom companies cut back on capital expenditures, while EMC lost its price advantage as demand weakened in the storage market. We held on to Cisco, which has the ability to gain market share even in a weak economic environment, but sold EMC. Telecom stocks continued to sink amid stiff competition, financing problems among new entrants and a glut of bandwidth. Qwest Communications International, a leading voice and data provider; Comverse Technology, which makes software for telecom companies; and Nokia all dropped sharply. With little prospect of near-term improvement, we eliminated most of our stakes in these names. Some of our retail investments also took hard hits, including CVS, a pharmacy chain struggling with an industry-wide shortage of pharmacists, and RadioShack, which lost money on its satellite television contracts. In the health-care sector, Waters and Applera Corp -- Applied Biosystems, which make medical instruments for biotech companies, suffered as demand slowed. Pfizer and Merck, large pharmaceuticals, posted somewhat less severe declines as investors abandoned health-care names. General Electric tumbled as well, hurt by management succession issues and the expectation that demand for its power turbines would slow.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 23%, the second is Computers 19%, the third Retail 11%, the fourth Electronics 11%, and the fifth
Utilities 4%.]

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on Aug. 31, 2001." The chart is divided into two sections (from top to left): Common stock 98% and Short-term investments 2%. ]

CURRENT CONCENTRATION

Our focus is on companies that we believe can meet earnings expectations even if the economy remains weak, or that will benefit early on in an economic recovery. We recently added American International Group (AIG), a leading global financial service provider, and Verizon Communications, an established telecom company, to the portfolio. Both have a history of stable earnings growth. We also have sizable stakes in Exelon and Dominion Resources, well-managed electric utilities that should fare well regardless of the economy. Another portfolio stalwart is Wal-Mart Stores, which has gained market share in the midst of a weak economy by expanding into the food business as well as into international markets. Our more economically sensitive investments include Intel and Dell Computer, both of which should benefit as corporations begin upgrading their personal computers, as expected, next year. We also recently added to our stake in Oracle, believing it will benefit from easier fourth-quarter year-over-year earnings comparisons.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Lowe's followed by an up arrow with the phrase "Strong sales, growing market share." The second listing is RadioShack followed by a down arrow with the phrase "Problems with satellite TV contracts." The third listing is Waters followed by a down arrow with the phrase "Slowdown in demand from biotech customers."]

"We also plan to monitor
 carefully both consumer
 spending and confidence, as
 well as the Fed's moves and
 unemployment levels."

A LOOK AHEAD

We expect the Fed's numerous interest-rate cuts this past year along with recent tax cuts will eventually jumpstart the economy. The prospect of a recovery should in turn boost stock prices, which typically move up ahead of the economy.

Days after the period ended, the nation was struck by horrific acts of terrorism. We plan to keep a close eye on potential repercussions to the markets and the economy of these events. We also plan to monitor carefully both consumer spending and confidence, as well as the Fed's moves and unemployment levels.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
August 31, 2001.

The index used for
comparison is the
Russell 1000 Growth
Index, an unmanaged
capitalization-
weighted price-only
index, which is com-
prised of 1,000 of the
largest capitalized U.S.-
domiciled companies
whose common stock
is traded on the New
York Stock Exchange.
The securities in this
index have a greater-
than-average growth
orientation.

It is not possible to
invest directly in an
index.

                 Class A   Class B   Class C   Class I 1   Index
Inception date    7-1-99    7-1-99    7-1-99   10-2-95        --

Average annual returns with maximum sales charge (POP)
One year          -46.90%   -47.24%   -45.61%   -43.73%   -45.32%
Five years            --        --        --     10.86%    10.31%
Since inception   -16.93%   -16.67%   -15.90%    10.80%       --

Cumulative total returns with maximum sales charge (POP)
Six months        -17.01%   -17.19%   -14.61%   -12.20%   -13.50%
One year          -46.90%   -47.24%   -45.61%   -43.73%   -45.32%
Five years            --        --        --     67.41%    63.30%
Since inception   -33.10%   -32.64%   -31.28%    83.46%       --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 For certain types of investors, as described in the Fund's prospectus for Class I shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class I1 shares for the period indicated. For comparison, we've shown the same investment in the Russell 1000 Growth Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the Index and is equal to $20,894 as of August 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Growth Fund Class I1, before sales charge, and is equal to $18,479 as of August 31, 2001.

                                    Class A      Class B      Class C 2
Inception date                       7-1-99       7-1-99       7-1-99
Without sales charge                 $7,040       $6,940       $6,940
With maximum sales charge            $6,690       $6,732       $6,871
Index                                $7,181       $7,181       $7,181

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class A, Class B and Class C shares, as of August 31, 2001. Performance will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 For certain types of investors, as described in the Fund's prospectus for Class I shares.

2 No contingent deferred sales charge applicable.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
August 31, 2001
(unaudited).

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES                                 ISSUER                                           VALUE
COMMON STOCKS 98.47%                                                              $46,489,629
(Cost $49,597,464)

Advertising 1.37%                                                                    $645,657
  8,300                                Omnicom Group, Inc.                            645,657

Aerospace 0.29%                                                                       136,800
  2,000                                United Technologies Corp.                      136,800

Banks -- United States 0.54%                                                          256,944
 10,600                                U.S. Bancorp                                   256,944

Building 0.59%                                                                        279,243
  7,100                                Black & Decker Corp. (The)                     279,243

Chemicals 0.90%                                                                       425,484
    900                                Cabot Microelectronics Corp.*                   63,045
  7,700                                Praxair, Inc.                                  362,439

Computers -- Services 2.58%                                                         1,218,277
  6,200                                Electronic Data Systems Corp.                  365,676
  2,700                                First Data Corp.                               177,795
  7,700                                Sabre Holdings Corp.*                          324,786
 14,800                                SunGard Data Systems, Inc.*                    350,020

Computers -- Software 8.61%                                                         4,066,189
  8,000                                Adobe Systems, Inc.                            268,880
    400                                BEA Systems, Inc.*                               6,468
  4,600                                BMC Software, Inc.*                             73,600
 15,100                                Cadence Design Systems, Inc.*                  331,898
  5,200                                Citrix Systems, Inc.*                          171,340
  7,600                                Intuit, Inc.*                                  287,128
 40,800                                Microsoft Corp.*                             2,327,640
 42,300                                Oracle Corp.*                                  516,483
  2,400                                PeopleSoft, Inc.*                               82,752

Computers 8.29%                                                                     3,912,860
  3,100                                CDW Computer Centers, Inc.*                    126,480
 67,100                                Cisco Systems, Inc.*                         1,095,743
 30,400                                Dell Computer Corp.*                           649,952
 13,900                                International Business Machines Corp.        1,390,000
 10,400                                Lexmark International, Inc.*                   541,320
  6,900                                Networks Associates, Inc.*                     109,365

Cosmetics & Personal Care 0.42%                                                       198,359
  4,300                                Avon Products, Inc.                            198,359

Diversified Operations 9.87%                                                        4,661,736
104,629                                General Electric Co.                         4,287,696
  7,200                                Tyco International Ltd.                        374,040

Electronics 10.53%                                                                  4,971,106
  6,500                                Altera Corp.*                                  184,600
  6,100                                Analog Devices, Inc.*                          291,458
  7,600                                Applied Materials, Inc.*                       327,484
 70,800                                Intel Corp.                                  1,979,568
  9,300                                KLA-Tencor Corp.*                              457,002
  6,900                                Linear Technology Corp.                        283,452
  6,100                                Maxim Integrated Products, Inc.*               281,881
  2,900                                Novellus Systems, Inc.*                        128,499
  6,200                                Tektronix, Inc.*                               121,148
 19,300                                Texas Instruments, Inc.                        638,830
  7,100                                Xilinx, Inc.*                                  277,184

Energy 0.29%                                                                          135,382
  4,100                                Calpine Corp.*                                 135,382

Finance 1.65%                                                                         779,583
  9,700                                Citigroup, Inc.                                443,775
  6,400                                Concord EFS, Inc.*                             335,808

Food 1.47%                                                                            695,118
 12,700                                General Mills, Inc.                            563,118
  6,000                                Sara Lee Corp.                                 132,000

Instruments -- Scientific 0.39%                                                       185,528
  5,600                                Waters Corp.*                                  185,528

Insurance 1.39%                                                                       654,440
  5,800                                American International Group, Inc.             453,560
  3,100                                Hartford Financial Services Group, Inc. (The)  200,880

Manufacturing 0.84%                                                                   394,547
  7,100                                Danaher Corp.                                  394,547

Media 3.01%                                                                         1,418,895
 20,100                                AOL Time Warner, Inc.*                         750,735
  5,500                                EchoStar Communications Corp.*                 154,880
 20,100                                Liberty Media Corp. (Class A)*                 305,520
  4,900                                Viacom, Inc. (Class B)*                        207,760

Medical 22.91%                                                                     10,817,935
  5,900                                Allergan, Inc.                                 426,275
 16,300                                American Home Products Corp.                   912,800
 10,400                                Bristol-Myers Squibb Co.                       583,856
  3,700                                Cephalon, Inc.                                 219,114
  3,800                                CV Therapeutics, Inc.*                         189,126
  5,600                                Invitrogen Corp.*                              380,968
 16,500                                Johnson & Johnson                              869,715
 12,400                                Lincare Holdings, Inc.*                        352,284
  7,600                                Medtronic, Inc.                                346,104
 17,800                                Merck & Co., Inc.                            1,158,780
 83,400                                Pfizer, Inc.                                 3,195,054
 15,400                                Pharmacia Corp.                                609,840
 20,300                                Schering-Plough Corp.                          774,039
  5,200                                Trigon Healthcare, Inc.*                       336,700
  5,000                                UnitedHealth Group, Inc.                       340,300
  2,600                                Universal Health Services, Inc. (Class B)*     122,980

Mortgage Banking 0.36%                                                                167,662
  2,200                                Fannie Mae                                     167,662

Oil & Gas 1.51%                                                                       714,100
  3,300                                Baker Hughes, Inc.                             108,702
  9,400                                BJ Services Co.*                               210,842
  8,400                                Enron Corp.                                    293,916
  3,700                                Noble Drilling Corp.*                          100,640

Retail 10.97%                                                                       5,179,624
  5,300                                Abercrombie & Fitch Co. (Class A)*             160,802
  8,700                                CVS Corp.                                      314,157
 12,000                                Family Dollar Stores, Inc.                     360,000
 16,000                                Home Depot, Inc. (The)                         735,200
 12,000                                Kohl's Corp.*                                  666,000
 23,000                                Lowe's Cos., Inc.                              855,600
  6,500                                Target Corp.                                   225,225
  8,000                                TJX Cos., Inc.                                 280,800
 10,800                                Walgreen Co.                                   370,980
 25,200                                Wal-Mart Stores, Inc.                        1,210,860

Telecommunications 4.29%                                                            2,023,963
 14,000                                Broadwing, Inc.*                               251,440
 19,000                                General Motors Corp. (Class H)*                354,350
 11,200                                Nokia Corp., American Depositary Receipts
                                         (ADR) (Finland)                              176,288
  9,300                                QUALCOMM, Inc.*                                547,305
 21,000                                Sprint Corp.*                                  524,580
  3,400                                Verizon Communications, Inc.                   170,000

Tobacco 1.06%                                                                         502,440
 10,600                                Philip Morris Cos., Inc.                       502,440

Utilities 4.34%                                                                     2,047,757
 15,400                                Dominion Resources, Inc.                       969,430
  1,100                                Dynegy, Inc. (Class A)                          46,387
 18,900                                Exelon Corp.                                 1,031,940

                                                  INTEREST        PAR VALUE
ISSUER, DESCRIPTION                                   RATE    (000s OMITTED)            VALUE
SHORT-TERM INVESTMENTS 1.89%                                                         $893,000
(Cost $893,000)

Joint Repurchase Agreement 1.89%
Investment in a joint repurchase agreement transaction
with UBS Warburg, Inc. -- Dated 08-31-01, due 09-04-01
(Secured by U.S. Treasury Bond 8.75% due 05-15-20
and U.S. Treasury Note 4.75% due 11-15-08)           3.64%             $893           893,000

TOTAL INVESTMENTS 100.36%                                                         $47,382,629

OTHER ASSETS AND LIABILITIES, NET (0.36%)                                           ($168,564)

TOTAL NET ASSETS 100.00%                                                          $47,214,065

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

August 31, 2001
(unaudited).

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $50,490,464)                           $47,382,629
Cash                                                                      498
Receivable for investments sold                                        14,732
Receivable for shares sold                                             44,027
Dividends and interest receivable                                      50,866
Other assets                                                            8,227

Total assets                                                       47,500,979

LIABILITIES
Payable for shares repurchased                                        272,646
Payable to affiliates                                                  14,268

Total liabilities                                                     286,914

NET ASSETS
Capital paid-in                                                    74,208,692
Accumulated net realized loss on investments                      (23,516,176)
Net unrealized depreciation of investments                         (3,107,835)
Accumulated net investment loss                                      (370,616)

Net assets                                                        $47,214,065

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($23,575,693 [DIV] 1,879,991 shares)                           $12.54
Class B ($19,917,489 [DIV] 1,611,855 shares)                           $12.36
Class C ($1,868,887 [DIV] 151,228 shares)                              $12.36
Class I ($1,851,996 [DIV] 146,195 shares)                              $12.67

MAXIMUM OFFERING PRICE PER SHARE
Class A1 ($12.54 [DIV] 95%)                                            $13.20
Class C ($12.36 [DIV] 99%)                                             $12.48

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
August 31, 2001
(unaudited).1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends                                                            $194,708
Interest (including income on securities loaned of $333)               19,393

Total investment income                                               214,101

EXPENSES
Investment management fee                                             237,708
Class A distribution and service fee                                   48,448
Class B distribution and service fee                                  113,644
Class C distribution and service fee                                    9,435
Class A, B and C transfer agent fee                                   144,848
Class I transfer agent fee                                                628
Registration and filing fee                                            36,656
Custodian fee                                                          21,362
Printing                                                                9,060
Auditing fee                                                            8,948
Accounting and legal services fee                                       5,955
Miscellaneous                                                           2,883
Trustees' fee                                                           1,760
Legal fee                                                                 401
Interest expense                                                           17

Total expenses                                                        641,753
Less expense reductions                                               (57,330)

Net expenses                                                          584,423

Net investment loss                                                  (370,322)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                  (15,763,572)
Change in net unrealized appreciation (depreciation)
  on investments                                                    9,082,097

Net realized and unrealized loss                                   (6,681,475)

Decrease in net assets from operations                            ($7,051,797)

1 Semiannual period from 3-01-01 through 8-31-01.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.

                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                   2-28-01          8-31-01 1

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                              ($813,677)       ($370,322)
Net realized loss                               (6,132,232)     (15,763,572)
Change in net unrealized
  appreciation (depreciation)                  (17,794,404)       9,082,097

Decrease in net assets resulting
  from operations                              (24,740,313)      (7,051,797)

Distributions to shareholders
From net realized gain
  on investments sold
Class A                                           (668,487)              --
Class B                                           (515,655)              --
Class C                                            (34,612)              --
Class I                                            (89,326)              --
                                                (1,308,080)              --

From fund share transactions                    41,418,025      (14,086,668)

NET ASSETS
Beginning of period                             52,982,898       68,352,530

End of period 2                                $68,352,530      $47,214,065

1 Semiannual period from 3-01-01 through 8-31-01. Unaudited.
2 Includes accumulated net investment loss of $294 and $370,616, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           2-29-00 1   2-28-01     8-31-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $18.14      $19.80      $14.35
Net investment loss 3                                    (0.05)      (0.18)      (0.07)
Net realized and unrealized
  gain (loss) on investments                              1.73       (4.95)      (1.74)
Total from
  investment operations                                   1.68       (5.13)      (1.81)
Less distributions
  From net realized gain                                 (0.02)      (0.32)         --

Net asset value,
  end of period                                         $19.80      $14.35      $12.54
Total return 4,5 (%)                                      9.25 6    (26.26)     (12.61)6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $21         $40         $24
Ratio of expenses
  to average net assets (%)                               1.25 7      1.49        1.71 7
Ratio of adjusted expenses
  to average net assets 8,9 (%)                           1.63 7      1.58        1.90 7
Ratio of net investment loss
  to average net assets (%)                              (0.39)7     (0.91)      (0.99)7
Portfolio turnover (%)                                      72         115          46

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           2-29-00 1   2-28-01     8-31-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $18.14      $19.73      $14.18
Net investment loss 3                                    (0.13)      (0.31)      (0.12)
Net realized and unrealized
  gain (loss) on investments                              1.74       (4.92)      (1.70)
Total from
  investment operations                                   1.61       (5.23)      (1.82)
Less distributions
  From net realized gain                                 (0.02)      (0.32)         --

Net asset value,
  end of period                                         $19.73      $14.18      $12.36
Total return 4,5 (%)                                      8.86 6    (26.86)     (12.83)6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $23         $23         $20
Ratio of expenses
  to average net assets (%)                               1.95 7      2.19        2.41 7
Ratio of adjusted expenses
  to average net assets 8,9 (%)                           2.33 7      2.28        2.60 7
Ratio of net investment loss
  to average net assets (%)                              (1.09)7     (1.60)      (1.68)7
Portfolio turnover (%)                                      72         115          46

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                           2-29-00 1   2-28-01     8-31-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $18.14      $19.73      $14.19
Net investment loss 3                                    (0.13)      (0.31)      (0.12)
Net realized and unrealized
  gain (loss) on investments                              1.74       (4.91)      (1.71)
Total from
  investment operations                                   1.61       (5.22)      (1.83)
Less distributions
  From net realized gain                                 (0.02)      (0.32)         --

Net asset value,
  end of period                                         $19.73      $14.19      $12.36
Total return 4,5 (%)                                      8.86 6    (26.81)     (12.90)6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1          $2          $2
Ratio of expenses
  to average net assets (%)                               1.95 7      2.19        2.41 7
Ratio of adjusted expenses
  to average net assets 8,9 (%)                           2.33 7      2.28        2.60 7
Ratio of net investment loss
  to average net assets (%)                              (1.09)7     (1.61)      (1.68)7
Portfolio turnover (%)                                      72         115          46

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS I SHARES 10

PERIOD ENDED                                           2-28-97     2-28-98     2-28-99     2-29-00     2-28-01     8-31-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.29      $11.01      $14.88      $17.65      $19.83      $14.43
Net investment income (loss) 3                            0.05        0.04        0.01       (0.01)      (0.07)      (0.02)
Net realized and unrealized
  gain (loss) on investments                              2.16        4.34        3.40        3.31       (5.01)      (1.74)
Total from
  investment operations                                   2.21        4.38        3.41        3.30       (5.08)      (1.76)
Less distributions
From net investment income                               (0.04)      (0.03)      (0.02)         --          --          --
In excess of net investment income                          --          --          -- 11       --          --          --
From net realized gain                                   (0.45)      (0.48)      (0.62)      (1.12)      (0.32)         --

Net asset value,
  end of period                                         $11.01      $14.88      $17.65      $19.83      $14.43      $12.67
Total return 4,5 (%)                                     24.19       40.52       22.92       19.67      (25.96)     (12.20)6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1          $5          $8          $9          $3          $2
Ratio of expenses
  to average net assets (%)                               0.95        0.95        0.95        0.95        0.95        0.95 7
Ratio of adjusted expenses
  to average net assets 8,9 (%)                           7.74        3.52        1.98        1.33        1.04        1.14 7
Ratio of net investment income (loss)
  to average net assets (%)                               0.49        0.34        0.06       (0.06)      (0.35)      (0.26)7
Portfolio turnover (%)                                     142          91          54          72         115          46

 1 Class A, Class B and Class C shares began operations on 7-1-99.

 2 Semiannual period from 3-01-01 through 8-31-01. Unaudited.

 3 Based on the average of the shares outstanding at the end of each month.

 4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 6 Not annualized.

 7 Annualized.

 8 Does not take into consideration expense reductions during the periods shown.

 9 Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.

10 Effective 7-1-99, existing shares of the Fund were designated Class I shares.

11 Less than $0.01 per share.


See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited.

NOTE A
Accounting policies

John Hancock Core Growth Fund (the "Fund") is a diversified series of John Hancock Institutional Series Trust (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek capital appreciation by investing in large-capitalization stocks with high potential earnings growth.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended August 31, 2001.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned as of August 31, 2001.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest  and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

The Adviser has a subadvisory agreement with Independence Investment LLC, a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"), the Adviser's indirect parent company. The Fund is not responsible for the payment of the subadviser's fees.

The Adviser has agreed to limit the Fund's expenses, (excluding the distribution and service fee and the transfer agent fee) to 0.90% of the Fund's average daily net assets at least until June 30, 2002. Accordingly, the expense reduction amounted to $57,330 for the period ended August 31, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended August 31, 2001, JH Funds received net up-front sales charges of $67,389 with regard to sales of Class A shares. Of this amount, $14,200 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $42,690 was paid as sales commissions to unrelated broker-dealers and $10,499 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. JHLICo is the indirect sole shareholder of Signator Investors. During the period ended August 31, 2001, JH Funds received net up-front sales charges of $42,009 with regard to sales of Class C shares. Of this amount, $35,028 was paid as sales commissions to unrelated broker-dealers and $6,981 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended August 31, 2001, CDSCs received by JH Funds amounted to $132,943 for Class B shares and $969 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees to Signature Services for Class A, Class B and Class C shares based on the number of shareholder accounts, plus certain out-of-pocket expenses, based on relative net asset values of the classes. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net assets attributable to Class I shares plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen-sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen-sation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                               YEAR ENDED 2-28-01        PERIOD ENDED 8-31-01 1
                             SHARES        AMOUNT       SHARES         AMOUNT
CLASS A SHARES
Sold                      4,170,090   $78,607,221      866,328    $12,721,030
Distributions reinvested     35,641       656,530           91          1,388
Repurchased              (2,465,202)  (45,602,022)  (1,778,637)   (25,700,675)
Net increase (decrease)   1,740,529   $33,661,729     (912,218)  ($12,978,257)

CLASS B SHARES
Sold                        923,333   $18,569,923      282,320     $3,862,724
Distributions reinvested     22,936       418,902           --             --
Repurchased                (423,938)   (8,285,894)    (344,850)    (4,653,004)
Net increase (decrease)     522,331   $10,702,931      (62,530)     ($790,280)

CLASS C SHARES
Sold                        112,707    $2,276,333       75,507     $1,017,503
Distributions reinvested      1,834        33,680           --             --
Repurchased                 (32,838)     (649,067)     (52,347)      (722,770)
Net increase                 81,703    $1,660,946       23,160       $294,733

CLASS I SHARES
Sold                        170,572    $3,426,290       43,280       $597,340
Distributions reinvested      4,818        89,090           --             --
Repurchased                (415,813)   (8,122,961)     (86,394)    (1,210,204)
Net decrease               (240,423)  ($4,607,581)     (43,114)     ($612,864)

NET INCREASE (DECREASE)   2,104,140   $41,418,025     (994,702) ($14,086,668)

1 Semiannual period from 3-01-01 through 8-31-01. Unaudited.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended August 31, 2001, aggregated $26,699,723 and $39,948,180, respectively.

The cost of investments owned at August 31, 2001 (including short-term investments), for federal income tax purposes was $51,780,931. Gross unrealized appreciation and depreciation of investments aggregated $3,236,401 and $7,634,703, respectively, resulting in net unrealized depreciation of $4,398,302.



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President
and Treasurer

Thomas H. Connors
Vice President
and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER
Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By Regular Mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By Express Mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer Service Representatives  1-800-225-5291

24-hour Automated Information     1-800-338-8080

TDD Line                          1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of the shareholders of the John Hancock Core Growth Fund.

790SA   8/01
       10/01






John Hancock

Core
Value
Fund

SEMI
ANNUAL
REPORT

8.31.01

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

For your information
page 25

Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time so far in 2001, as the economy has slowed to a near standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown with interest-rate cuts totaling three percentage points between January and the end of August.

The Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 13.40% year-to-date through August. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety. As we entered September, the stock market remained in turmoil, as investors were trying to get a clearer sense of the timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable magnitude was launched on the United States. We send our condolences to the victims' families and friends.

Apart from the immediate impact of devastating human loss, the events have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges -- from the Great Depression, to wars, natural disasters and global financial turmoil -- and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
above-average
total return
through
investments
in large-
capitalization
stocks that
appear relatively
undervalued.

Over the last six months

* Value stocks beat growth stocks as investors renewed their focus on valuation measures in the midst of continued economic weakness.

* Basic materials, health-care and financial stocks were among the Fund's strongest contributors.

* The Fund remained defensively positioned with a well-diversified portfolio of attractively priced stocks.

[Bar chart with heading "John Hancock Core Value Fund." Under the heading is a note that reads "Fund performance for the six months ended August 31, 2001." The chart is scaled in increments of 2% with -6% at the bottom and 0% at the top. The first bar represents the -5.35% total return for Class A. The second bar represents the -5.67% total return for Class B. The third bar represents the -5.67% total return for Class
C. The fourth bar represents the -5.11% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 4.5%   Citigroup
 4.5%   ExxonMobil
 3.0%   Verizon Communications
 2.8%   Bank of America
 2.7%   Fannie Mae
 2.1%   Washington Mutual
 2.1%   Wells Fargo
 2.0%   Philip Morris
 2.0%   Dominion Resources
 1.9%   SBC Communications

As a percentage of net assets on August 31, 2001.



MANAGERS'
REPORT

BY JOHN C. FORELLI FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Core Value Fund

The stock market continued its slide over the summer, despite the Federal Reserve's aggressive efforts to stimulate economic growth. The market rallied briefly in April and early May. But growing concerns that the economy was still deteriorating, along with a barrage of negative earnings announcements, soon sent stock prices tumbling. In this environment, investors favored safe-haven stocks with high dividend yields and little overseas exposure. Lower interest rates and cheaper capital especially helped small companies, which beat large-cap stocks. Value stocks outperformed growth sectors like technology and telecommunications, as investors renewed their focus on valuation. Defensive sectors, such as basic materials and health care, did particularly well. For the six months ended August 31, 2001, the Russell 1000 Value Index returned -3.08%, compared with the -13.50% return of the Russell 1000 Growth Index.

"The stock market contin-
 ued its slide over the
 summer, despite the
 Federal Reserve's aggres-
 sive efforts to stimulate
 economic growth."

PERFORMANCE REVIEW

John Hancock Core Value Fund's strategy is to mirror the industry weightings and risk characteristics of the Russell 1000 Value Index, while focusing on stocks that are cheaper than the market average but that have improving prospects. Some of our stock selections were disappointments that caused the Fund's Class A, Class B, Class C and Class I shares to return -5.35%, -5.67%, -5.67% and -5.11%, respectively, at net asset value, during the six-month period ended August 31, 2001. The average multi-cap value fund, which includes investments in the better- performing small-cap sector, returned
 -2.42%, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from these results if you were not invested for the exact same period and did not reinvest all distributions. For historical performance information, please see pages six and seven.

LOSSES IN TELECOM AND ENERGY

Among our biggest disappointments were Qwest Communications International, a telecom service provider dogged with accounting problems during the period, and SBC Communications, a local phone operator whose Latin American investments scared away investors. A number of our energy-related names also tumbled, as oil and natural gas prices pulled back over the summer. They included Enron, an energy trader; BJ Services, an oil services company, and El Paso, a natural gas distributor. Our largest energy investment, ExxonMobil, however, benefited from being broadly diversified in a tough market. The Fund also sustained sizable losses from retailers like CVS, a drugstore chain whose expansion plans were postponed by an industry wide shortage of pharmacists, and RadioShack, which had shortfalls related to the sale of its satellite television contracts. Finally, Ford Motor Co. fell as the company cut back on production and laid off workers in the slow economy, causing investors to worry about the potential for future dividend cuts.

"We boosted our stake in
 electric and gas utilities..."

STRENGTH IN BASIC MATERIALS, HEALTH CARE

Some of the Fund's strongest gains came from the basic materials sector. Excellent cost controls and improving balance sheets boosted the stock of specialty metal producers such as AK Steel Holding and Worthington Industries. Chemicals stocks, including Dow Chemical, Air Products & Chemicals and Praxair, also contributed positively to performance. These stocks benefited from reasonable valuations, attractive dividend yields and falling energy prices, which lowered their production costs. Investors also flocked to health-care stocks as health-care insurance prices went up. Companies like Trigon Healthcare, a health management organization, and Tenet Healthcare, a hospital management company, did well because of their consistent earnings growth in a weak economy. Johnson & Johnson, which we sold, rallied in anticipation of strong sales for a new product. Another good performer was Lowe's, the home-improvement retailer, which generated strong earnings growth through efficient operation and aggressive expansion.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Oil & gas 10%, the second is U.S. banks 10%, the third Utilities 8%, the fourth Telecommunications 8%, and the fifth Finance 8%.]

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on Aug. 31, 2001." The chart is divided into two sections (from top to left): Common stock 99% and Short-term investments 1%.]

MIXED RESULTS FOR FINANCIALS

Financial stocks, including banks, finance, asset managers and insurance companies, accounted for 26% of the Fund's assets. Among our largest investments were Bank of America, Washington Mutual and U.S. Bancorp. These stocks benefited as interest rates came down, boosting the difference between what banks pay on deposits and what they charge for loans. Lower rates also helped them by stimulating mortgage refinancing activity. Lincoln National rallied as pricing for property and casualty insurance began to improve. By contrast, some of our other top financial investments, including Wells Fargo, Citigroup and Fannie Mae, had posted strong gains earlier in the cycle and saw flat or modestly negative returns during the period.

SECTOR SHIFTS

We boosted our stake in electric and gas utilities, adding to our investments in Dominion Resources and Exelon, while also purchasing new names like UtiliCorp United. Our focus was on undervalued companies with non-regulated assets that could be spun out as separate entities. We also increased our stake in technology names, buying stocks like Apple Computer and KLA-Tencor (a semiconductor equipment company) that appear reasonably priced and offer strong growth opportunities. We cut back on retail, eliminating weak performers like RadioShack and cutting back on CVS. We also reduced our health-care stake because of concerns about increasing regulation in the pharmaceutical area and a dwindling supply of new products. In the telecom area, we shifted toward conservative names with more predicable earnings growth like Verizon Communications and SBC Communications, while moving out of newer entrants like Qwest.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is
Lowe's followed by an up arrow with the phrase "Aggressive expansion, strong operating results." The second listing is CVS followed by a down arrow with the phrase "Pharmacist shortage, disappointing same-store sales." The third listing is Ford Motor Co. followed by a down arrow with the phrase "Lower production, lower earnings in slow economy."]

"We believe the market will
 remain volatile near term..."

STAYING THE COURSE

We believe the market will remain volatile near term as investors worry about the economic outlook, the possibility of a slowdown in consumer spending, and, above all, the repercussions from the tragic acts of terrorism that occurred shortly after the end of the period. Third-quarter earnings were already expected to be weak due to the soft economy and seasonal slowdowns in business. What will happen further out to both the economy and the market is less clear. Once justice is restored, however, we are confident the market will return to a more normal course. We believe the best way to be prepared for that eventuality is to stay fully invested now. In our opinion, value stocks offer both attractive valuations and diversification that will continue to serve long-term investors well.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
August 31, 2001.

The index used for
comparison is the
Russell 1000 Value
Index, an unmanaged
index, which measures
the performance of
those Russell 1000
companies with lower
price-to-book ratios
and higher forecasted
growth values.

It is not possible to
invest directly in an
index.

                   Class A      Class B      Class C      Class I 1     Index
Inception date     10-2-95       7-1-99       7-1-99       7-1-99          --

Average annual returns with maximum sales charge (POP)
One year             -8.40%       -9.00%       -6.18%       -3.09%      -1.12%
Five years           11.51%          --           --           --       14.20%
Since inception      12.23%       -5.71%       -4.83%       -3.33%         --

Cumulative total returns with maximum sales charge (POP)
Six months          -10.09%      -10.39%       -7.56%       -5.11%      -3.08%
One year             -8.40%       -9.00%       -6.18%       -3.09%      -1.12%
Five years           72.40%          --           --           --       94.21%
Since inception      97.85%      -11.96%      -10.18%       -7.08%         --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 For certain types of investors, as described in the Fund's prospectus for Class I shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Russell 1000 Value Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $22,031 as of August 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Value
Fund Class A, before sales charge, and is equal to $20,832 as of August 31, 2001. The third line represents the same hypothetical $10,000 investment made in the John Hancock Core Value Fund Class A, after sales charge, and is equal to $19,785 as of August 31, 2001.

                                    Class B      Class C 1    Class I 2
Inception date                       7-1-99       7-1-99       7-1-99
Without sales charge                 $9,073       $9,070       $9,292
With maximum sales charge            $8,800       $8,979           --
Index                                $9,627       $9,627       $9,627

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares as of August 31, 2001. Performance will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectus for Class I shares.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
August 31, 2001
(unaudited).

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES                                     ISSUER                                    VALUE
COMMON STOCKS 98.59%                                                           $33,225,789
(Cost $32,019,793)

Aerospace 2.54%                                                                   $857,086
   3,500                                   Boeing Co. (The)                        179,200
   2,300                                   General Dynamics Corp.                  181,608
   2,700                                   Precision Castparts Corp.                92,718
   5,900                                   United Technologies Corp.               403,560

Automobile / Trucks 2.71%                                                          914,299
  21,400                                   Ford Motor Co.                          425,218
   4,900                                   General Motors Corp.                    268,275
   4,400                                   Ryder System, Inc.                       99,396
   7,100                                   Visteon Corp.                           121,410

Banks -- United States 9.85%                                                     3,320,634
  15,200                                   Bank of America Corp.                   934,800
   8,200                                   Bank of New York Co., Inc. (The)        325,540
   3,300                                   Comerica, Inc.                          197,175
   5,800                                   FleetBoston Financial Corp.             213,614
   4,700                                   Mellon Financial Corp.                  165,675
   3,600                                   TCF Financial Corp.                     163,440
  26,000                                   U.S. Bancorp                            630,240
  15,000                                   Wells Fargo & Co.                       690,150

Beverages 1.32%                                                                    445,896
   4,900                                   Anheuser-Busch Cos., Inc.               210,896
   5,000                                   PepsiCo, Inc.                           235,000

Building 1.61%                                                                     542,304
   4,800                                   Black & Decker Corp. (The)              188,784
   2,300                                   Centex Corp.                            100,740
   3,000                                   Danaher Corp.                           166,710
   3,800                                   Sherwin-Williams Co.                     86,070

Chemicals 3.66%                                                                  1,232,615
   7,600                                   Air Products & Chemicals, Inc.          322,240
  14,000                                   Dow Chemical Co.                        490,840
   2,200                                   Eastman Chemical Co.                     85,338
   7,100                                   Praxair, Inc.                           334,197

Computers 5.53%                                                                  1,864,192
   5,000                                   Apple Computer, Inc.*                    92,750
   4,900                                   Cadence Design Systems, Inc.*           107,702
   3,000                                   Electronic Data Systems Corp.           176,940
   4,600                                   First Data Corp.                        302,910
   3,500                                   International Business Machines Corp.   350,000
   3,100                                   Intuit, Inc.*                           117,118
   4,700                                   Lexmark International, Inc.*            244,635
   6,900                                   Network Associates, Inc.*               109,365
   4,900                                   Sabre Holdings Corp.*                   206,682
   6,600                                   SunGard Data Systems, Inc.*             156,090

Cosmetics & Personal Care 0.74%                                                    249,102
   5,400                                   Avon Products, Inc.                     249,102

Diversified Operations 1.74%                                                       586,185
   1,400                                   Johnson Controls, Inc.                  102,550
   2,500                                   Minnesota Mining & Manufacturing Co.    260,250
   4,300                                   Tyco International Ltd.                 223,385

Electronics 2.76%                                                                  929,262
   4,100                                   Advanced Micro Devices, Inc.*            55,555
   4,500                                   General Electric Co.                    184,410
   4,700                                   KLA-Tencor Corp.*                       230,958
  14,200                                   Motorola, Inc.                          247,080
   5,200                                   Tektronix, Inc.*                        101,608
   4,700                                   Vishay Intertechnology, Inc.*           109,651

Finance 8.03%                                                                    2,705,399
  33,300                                   Citigroup, Inc.                       1,523,475
   5,500                                   J.P. Morgan Chase & Co.                 216,700
   9,400                                   Stilwell Financial, Inc.                268,840
  18,600                                   Washington Mutual, Inc.                 696,384

Food 1.17%                                                                         394,712
  12,915                                   Archer Daniels Midland Co.              173,448
   2,600                                   Heinz (H.J.) Co.                        117,468
   4,718                                   Sara Lee Corp.                          103,796

Insurance 5.73%                                                                  1,931,795
   6,100                                   Allstate Corp. (The)                    206,973
   5,500                                   American International Group, Inc.      430,100
   6,200                                   Hartford Financial Services Group,
                                             Inc. (The)                            401,760
   6,900                                   Lincoln National Corp.                  344,034
   1,600                                   PartnerRe Ltd. (United Kingdom)          78,960
   6,400                                   St. Paul Cos., Inc. (The)               268,992
   2,400                                   Torchmark Corp.                         101,376
   1,200                                   XL Capital Ltd. (Class A) (Bermuda)      99,600

Leisure 1.08%                                                                      365,222
  11,200                                   Disney (Walt) Co. (The)                 284,816
   1,800                                   Eastman Kodak Co.                        80,406

Media 2.43%                                                                        817,454
   2,000                                   Clear Channel Communications, Inc.*     100,540
   1,900                                   Gannett Co., Inc.                       117,154
  28,300                                   Liberty Media Corp. (Class A)*          430,160
   4,000                                   Viacom, Inc. (Class B)*                 169,600

Medical 5.21%                                                                    1,755,167
   3,400                                   Abbott Laboratories                     168,980
   4,100                                   American Home Products Corp.            229,600
   2,600                                   Baxter International, Inc.              134,160
   2,600                                   Lincare Holdings, Inc.*                  73,866
   7,500                                   Merck & Co., Inc.                       488,250
   3,800                                   Tenet Healthcare Corp.*                 210,596
   4,900                                   Trigon Healthcare, Inc.*                317,275
   2,800                                   Universal Health Services, Inc.
                                             (Class B)*                            132,440

Metal 1.52%                                                                        511,712
   4,400                                   Alcan, Inc. (Canada)                    159,808
   4,200                                   Alcoa, Inc.                             160,104
  13,700                                   Worthington Industries, Inc.            191,800

Mortgage Banking 2.74%                                                             922,141
  12,100                                   Fannie Mae                              922,141

Office 1.07%                                                                       361,801
   3,400                                   Avery Dennison Corp.                    174,794
   4,300                                   Pitney Bowes, Inc.                      187,007

Oil & Gas 9.88%                                                                  3,329,394
   3,400                                   Ashland, Inc.                           144,160
   4,400                                   Baker Hughes, Inc.                      144,936
   6,000                                   BJ Services Co.*                        134,580
   2,800                                   BP Amoco Plc, American Depositary
                                             Receipts (United Kingdom)             142,464
   3,600                                   Chevron Corp.                           326,700
   3,300                                   Conoco, Inc. (Class A)*                  97,845
   7,700                                   El Paso Corp.                           374,143
   4,800                                   Enron Corp.                             167,952
  37,600                                   Exxon Mobil Corp.                     1,509,640
   2,000                                   Kerr-McGee Corp.                        116,820
   5,400                                   USX -- Marathon Group                   170,154

Paper & Paper Products 0.91%                                                       307,720
   2,800                                   Kimberly-Clark Corp.                    173,740
   4,400                                   Westvaco Corp.                          133,980

Retail 4.69%                                                                     1,579,216
   3,200                                   Brinker International, Inc.*             85,120
   3,600                                   CVS Corp.                               129,996
   4,800                                   Family Dollar Stores, Inc.              144,000
   2,700                                   Kohl's Corp.*                           149,850
  10,400                                   Lowe's Cos., Inc.                       386,880
   5,400                                   May Department Stores Co. (The)         181,710
   8,400                                   Target Corp.                            291,060
   6,000                                   TJX Cos., Inc.                          210,600

Soap & Cleaning Preparations 1.44%                                                 484,125
   3,600                                   Colgate-Palmolive Co.                   194,940
   3,900                                   Procter & Gamble Co. (The)              289,185

Steel 0.83%                                                                        280,512
   9,600                                   AK Steel Holding Corp.                  124,992
   3,200                                   Nucor Corp.                             155,520

Telecommunications 8.11%                                                         2,733,521
   8,000                                   Broadwing, Inc.*                        143,680
   7,100                                   General Motors Corp. (Class H)*         132,415
  15,600                                   SBC Communications, Inc.                638,196
  11,600                                   Sprint Corp. (PCS Group)*               289,768
   6,700                                   Sprint Corp. (FON Group)                156,378
  19,900                                   Verizon Communications, Inc.            995,000
  29,400                                   WorldCom, Inc.*                         378,084

Tobacco 2.01%                                                                      677,820
  14,300                                   Philip Morris Cos., Inc.                677,820

Transportation 0.86%                                                               288,922
   6,500                                   Burlington Northern Santa Fe Corp.      176,215
   6,300                                   Southwest Airlines Co.                  112,707

Utilities 8.42%                                                                  2,837,581
   7,200                                   Allegheny Energy, Inc.                  317,376
  10,600                                   Dominion Resources, Inc.                667,270
   7,800                                   Duke Energy Corp.                       306,618
   9,900                                   Energy East Corp.                       208,494
   8,900                                   Exelon Corp.                            485,940
   5,000                                   Mirant Corp.*                           143,250
   7,900                                   Sempra Energy                           214,011
   8,700                                   UtiliCorp United, Inc.                  279,792
   6,600                                   Williams Cos., Inc. (The)               214,830

                                                   INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                   RATE       (000s OMITTED)       VALUE
SHORT-TERM INVESTMENTS 1.32%                                                      $444,000
(Cost $444,000)

Joint Repurchase Agreement (1.32%)
Investment in a joint repurchase agreement
  transaction with UBS Warburg, Inc. -- Dated
  08-31-01, due 09-04-01 (Secured by U.S.
  Treasury Bond 8.75% due 05-15-20
  and U.S. Treasury Note 4.75% due 11-15-08)         3.64%            $444        $444,000

TOTAL INVESTMENTS 99.91%                                                       $33,669,789

OTHER ASSETS AND LIABILITIES, NET 0.09%                                            $29,921

TOTAL NET ASSETS 100.00%                                                       $33,699,710

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

August 31, 2001
(unaudited).

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $32,463,793)                           $33,669,789
Cash                                                                      729
Receivable for shares sold                                             16,963
Dividends and interest receivable                                      69,028
Other assets                                                            1,520

Total assets                                                       33,758,029

LIABILITIES
Payable for shares repurchased                                         26,758
Payable to affiliates                                                  18,810
Other payables and accrued expenses                                    12,751

Total liabilities                                                      58,319

NET ASSETS
Capital paid-in                                                    33,610,115
Accumulated net realized loss on investments                       (1,117,511)
Net unrealized appreciation of investments                          1,205,996
Undistributed net investment income                                     1,110

Net assets                                                        $33,699,710

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($12,140,245 [DIV] 1,009,565 shares)                           $12.03
Class B ($17,290,065 [DIV] 1,444,499 shares)                           $11.97
Class C ($2,591,441 [DIV] 216,503 shares)                              $11.97
Class I ($1,677,959 [DIV] 139,025 shares)                              $12.07

MAXIMUM OFFERING PRICE PER SHARE
Class A1 ($12.03 [DIV] 95%)                                            $12.66
Class C ($11.97 [DIV] 99%)                                             $12.09

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
August 31, 2001
(unaudited).1
This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $300)                 $293,058
Interest                                                               13,292

Total investment income                                               306,350

EXPENSES
Investment management fee                                             137,150
Class A distribution and service fee                                   18,751
Class B distribution and service fee                                   85,888
Class C distribution and service fee                                   13,220
Class A, B and C transfer agent fee                                    47,832
Class I transfer agent fee                                                491
Registration and filing fee                                            31,032
Custodian fee                                                          16,870
Auditing fee                                                           10,007
Printing                                                                6,070
Accounting and legal services fee                                       3,451
Miscellaneous                                                             831
Trustees' fee                                                             791
Legal fee                                                                 218

Total expenses                                                        372,602
Less expense reductions                                               (52,251)

Net expenses                                                          320,351

Net investment loss                                                   (14,001)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments sold                                (546,216)
Change in net unrealized appreciation (depreciation)
  on investments                                                   (1,387,346)

Net realized and unrealized loss                                   (1,933,562)

Decrease in net assets from operations                            ($1,947,563)

1 Semiannual period from 3-01-01 through 8-31-01.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.

                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                   2-28-01          8-31-01 1

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income (loss)                      $111,061         ($14,001)
Net realized loss                                 (517,363)        (546,216)
Change in net unrealized
  appreciation (depreciation)                    4,528,761       (1,387,346)

Increase (decrease) in net assets
  resulting from operations                      4,122,459       (1,947,563)

Distributions to shareholders
From net investment income
Class A                                            (74,887)              --
Class B                                             (4,857)              --
Class C                                               (157)              --
Class I                                            (52,569)              --
From net realized gain
Class A                                            (20,026)              --
Class B                                            (26,828)              --
Class C                                             (3,088)              --
Class I                                            (10,427)              --
                                                  (192,839)              --

From fund share transactions                     6,552,580        5,194,335

NET ASSETS
Beginning of period                             19,970,738       30,452,938

End of period 2                                $30,452,938      $33,699,710

1 Semiannual period from 3-01-01 through 8-31-01. Unaudited.

2 Includes undistributed net investment income of $15,111 and $1,110, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES 1

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.


PERIOD ENDED                                           2-28-97     2-28-98     2-28-99     2-29-00     2-28-01     8-31-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.47      $10.88      $13.93      $12.36      $10.70      $12.71
Net investment income 3                                   0.23        0.21        0.15        0.13        0.10        0.02
Net realized and unrealized
  gain (loss) on investments                              1.77        3.33        1.23       (1.01)       2.04       (0.70)
Total from
  investment operations                                   2.00        3.54        1.38       (0.88)       2.14       (0.68)
Less distributions
From net investment income                               (0.19)      (0.13)      (0.18)      (0.08)      (0.10)         --
From net realized gain                                   (0.40)      (0.36)      (2.77)      (0.70)      (0.03)         --
                                                         (0.59)      (0.49)      (2.95)      (0.78)      (0.13)         --
Net asset value,
  end of period                                         $10.88      $13.93      $12.36      $10.70      $12.71      $12.03
Total return 4,5 (%)                                     21.36       32.97        9.87       (8.08)      20.02       (5.35)6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1          $8          $7         $12         $11         $12
Ratio of expenses
  to average net assets (%)                               0.95        0.95        0.95        0.95        1.30        1.50 7
Ratio of adjusted expenses
  to average net assets 8,9 (%)                           6.39        1.90        1.88        1.89        1.62        1.80 7
Ratio of net investment income
  to average net assets (%)                               2.26        1.60        1.03        1.09        0.79        0.29 7
Portfolio turnover (%)                                      66         119          61          76         131          36

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           2-29-00 10  2-28-01     8-31-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $13.35      $10.69      $12.69
Net investment income (loss) 3                            0.02       (0.01)      (0.03)
Net realized and unrealized
  gain (loss) on investments                             (2.56)       2.05       (0.69)
Total from
  investment operations                                  (2.54)       2.04       (0.72)
Less distributions
From net investment income                               (0.02)      (0.01)         --
From net realized gain                                   (0.10)      (0.03)         --
                                                         (0.12)      (0.04)         --
Net asset value,
  end of period                                         $10.69      $12.69      $11.97
Total return 4,5 (%)                                    (19.19)6     19.02       (5.67)6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $8         $15         $17
Ratio of expenses
  to average net assets (%)                               1.95 7      2.09        2.20 7
Ratio of adjusted expenses
  to average net assets 8,9 (%)                           2.59 7      2.41        2.50 7
Ratio of net investment income (loss)
  to average net assets (%)                               0.19 7     (0.05)      (0.40)7
Portfolio turnover (%)                                      76         131          36

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                           2-29-00 10  2-28-01     8-31-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $13.35      $10.69      $12.69
Net investment income (loss) 3                            0.02       (0.01)      (0.03)
Net realized and unrealized
  gain (loss) on investments                             (2.56)       2.04       (0.69)
Total from
  investment operations                                  (2.54)       2.03       (0.72)
Less distributions
From net investment income                               (0.02)         -- 11       --
From net realized gain                                   (0.10)      (0.03)         --
                                                         (0.12)      (0.03)         --
Net asset value,
  end of period                                         $10.69      $12.69      $11.97
Total return 4,5 (%)                                    (19.19)6     18.98       (5.67)6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 12       $2          $3
Ratio of expenses
  to average net assets (%)                               1.95 7      2.18        2.20 7
Ratio of adjusted expenses
  to average net assets 8,9 (%)                           2.59 7      2.50        2.50 7
Ratio of net investment income (loss)
  to average net assets (%)                               0.21 7     (0.16)      (0.41)7
Portfolio turnover (%)                                      76         131          36

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                           2-29-00 10  2-28-01     8-31-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $13.35      $10.70      $12.72
Net investment income 3                                   0.09        0.12        0.05
Net realized and unrealized
  gain (loss) on investments                             (2.56)       2.07       (0.70)
Total from
  investment operations                                  (2.47)       2.19       (0.65)
Less distributions
From net investment income                               (0.08)      (0.14)         --
From net realized gain                                   (0.10)      (0.03)         --
                                                         (0.18)      (0.17)         --
Net asset value,
  end of period                                         $10.70      $12.72      $12.07
Total return 4,5 (%)                                    (18.71)6     20.46       (5.11)6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1          $2          $2
Ratio of expenses
  to average net assets (%)                               0.95 10     0.95        0.95 7
Ratio of adjusted expenses
  to average net assets 8,9 (%)                           1.59 10     1.27        1.25 7
Ratio of net investment income
  to average net assets (%)                               1.09 10     0.97        0.83 7
Portfolio turnover (%)                                      76         131          36

 1 Effective 7-1-99, existing shares of the Fund were designated Class A shares. The Fund, which had previously only been sold to institutional investors, also became available for sale to individual investors.

 2 Semiannual period from 3-01-01 through 8-31-01. Unaudited.

 3 Based on the average of the shares outstanding at the end of each month.

 4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 6 Not annualized.

 7 Annualized.

 8 Does not take into consideration expense reductions during the periods shown.

 9 Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the fund grow.

10 Class B, Class C and Class I shares began operations on 7-1-99.

11 Less than $0.01 per share.

12 Less than $500,000.

See notes to
financial statements.




NOTES TO
STATEMENTS

Unaudited.

NOTE A
Accounting policies

John Hancock Core Value Fund (the "Fund") is a diversified series of John Hancock Institutional Series Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek above-average total return through investments in large-capitalization stocks that appear relatively undervalued.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended August 31, 2001.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At August 31, 2001, the Fund loaned securities having a market value of $104,420 collateralized by securities in the amount of $106,508.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $86,884 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforwards expire on February 28, 2009.

Dividends, interest  and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

The Fund and the Adviser have a subadvisory contract with Independence Investment LLC, a wholly owned indirect subsidiary of John Hancock Life Insurance company ("JHLICo"), the Adviser's indirect parent company. The Fund is not responsible for the payment of the subadviser's fees.

The Adviser had agreed to limit the Fund's expenses, (excluding the distribution and service fee and the transfer agent fee) to 0.90% of the Fund's average daily net assets, at least until June 30, 2002. Accordingly, the expense reduction amounted to $52,251 for the period ended August 31, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended August 31, 2001, JH Funds received net up-front sales charges of $40,324 with regard to sales of Class A shares. Of this amount, $5,525 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $26,432 was paid as sales commissions to unrelated broker-dealers and $8,367 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. JHLICo is the indirect sole shareholder of Signator Investors. During the period ended August 31, 2001, JH Funds received net up-front sales charges of $27,367 with regard to sales of Class C shares. Of this amount, $24,791 was paid as sales commissions to unrelated broker-dealers and $2,576 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended August 31, 2001, CDSCs received by JH Funds amounted to $51,443 for Class B shares and $840 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees to Signature Services for Class A, Class B and Class C shares, based on the number of shareholder accounts plus certain out-of-pocket expenses, based on relative net asset values of the Classes. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net assets attributable to Class I shares plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen-sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen-sation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                YEAR ENDED 2-28-01       PERIOD ENDED 8-31-01 1
                             SHARES         AMOUNT      SHARES         AMOUNT
CLASS A SHARES
Sold                         969,558    $11,902,659    628,417     $7,987,589
Distributions reinvested       6,795         86,275         --             --
Repurchased               (1,164,788)   (14,110,468)  (505,565)    (6,441,270)
Net increase (decrease)     (188,435)   ($2,121,534)   122,852     $1,546,319

CLASS B SHARES
Sold                         831,628    $10,273,196    476,001     $5,997,646
Distributions reinvested       2,251         28,477         --             --
Repurchased                 (372,278)    (4,562,772)  (198,552)    (2,491,599)
Net increase                 461,601     $5,738,901    277,449     $3,506,047

CLASS C SHARES
Sold                         181,694     $2,251,192     70,399       $888,454
Distributions reinvested         217          2,761         --             --
Repurchased                  (30,265)      (374,467)   (29,676)      (368,932)
Net increase                 151,646     $1,879,486     40,723       $519,522

CLASS I SHARES
Sold                         515,685     $6,276,886      8,495       $108,658
Distributions reinvested       4,964         62,996         --             --
Repurchased                 (414,235)    (5,284,155)   (38,109)      (486,211)
Net increase (decrease)      106,414     $1,055,727    (29,614)     ($377,553)

NET INCREASE                 531,226     $6,552,580    411,410     $5,194,335

1 Semiannual period from 3-01-01 through 8-31-01. Unaudited.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended August 31, 2001, aggregated $17,675,222 and $12,155,055, respectively.

The cost of investments owned at August 31, 2001 (including short-term investments) for federal income tax purposes was $32,583,933. Gross unrealized appreciation and depreciation of investments aggregated $3,218,427 and $2,132,571, respectively, resulting in net unrealized appreciation of $1,085,856.



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President
and Treasurer

Thomas H. Connors
Vice President
and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER
Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By Regular Mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By Express Mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer Service Representatives  1-800-225-5291

24-hour Automated Information     1-800-338-8080

TDD Line                          1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of the shareholders of the John Hancock Core Value Fund.

880SA   8/01
       10/01